     As filed with the Securities and Exchange Commission on February_____, 1996
                                 Securities Act Of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [   ]
                      Pre-Effective Amendment No. _____             [   ]
                       Post-Effective Amendment No. 29              [ X ]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [   ]
                              Amendment No. 27                      [ X ]
--------------------------------------------------------------------------------

                                THE GATEWAY TRUST
                        400 TechneCenter Drive, Suite 220
                               Milford, Ohio 45150
                         Telephone Number (513) 248-2700
--------------------------------------------------------------------------------

       Agent for Service:                        Copy to:
       WALTER G. SALL                            Donald S. Mendelsohn, ESQ.
       400 TechneCenter Drive, Suite 220         Brown, Cumin & Brown Co. L.P.A.
       Milford, Ohio 45150                       441 Vine Street
                                                 Cincinnati, Ohio 45202

It is proposed that this filing will become effective (check the appropriate box)

       [   ] immediately upon filing pursuant to paragraph (b)
       [   ] on (date) pursuant to paragraph (b)
       [ X ] 60 days after filing pursuant to paragraph (a)(1)
       [   ] on (date) pursuant to paragraph (a)(1)
       [   ] 75 days after filing pursuant to paragraph (a)(2)
       [   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------

The Gateway Trust has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the fiscal year of the Registrant ended December 31, 1995 was filed on February 29, 1996.

Calculation of Registration Fee Under the Securities Act of 1933

=========================================================================================================================
Title of Securities Being    Amount Being Registered   Proposed Maximum         Proposed Maximum         Amount of
Registered                                             Offering Price Per Unit  Aggregate Offering       Registration Fee
                                                                                Price
-------------------------------------------------------------------------------------------------------------------------
Gateway Index Plus Fund      Indefinite*               Not Applicable           Not Applicable           Not Applicable
shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Index Plus Fund      33,458**                  Not Applicable           Not Applicable           Not Applicable
shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Mid Cap Index Fund   Indefinite*               Not Applicable           Not Applicable           Not Applicable
shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Mid Cap Index Fund   109,539 shares**          Not Applicable           Not Applicable           Not Applicable
shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Small Cap Index      Indefinite*               Not Applicable           Not Applicable           Not Applicable
Fund shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Small Cap Index      62,749 shares**           Not Applicable           Not Applicable           Not Applicable
Fund shares
-------------------------------------------------------------------------------------------------------------------------
Gateway Small Cap            25,754 shares**           $11.26 as of February    $289,990                 $100
Index Fund shares                                      21, 1996
-------------------------------------------------------------------------------------------------------------------------
Cincinnati Fund shares       Indefinite*               Not Applicable           Not Applicable           Not Applicable
=========================================================================================================================




*Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. Registrant continues its election to register an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. Pursuant to paragraph
(b)(1) of Rule 24f-2, Registrant filed its 24F-2 Form for the fiscal year ended December 31, 1995 on February 29, 1996.

**Registrant elects to calculate the maximum aggregate offering price of the shares registered pursuant to Rule 24e-2 under the Investment Company Act of 1940 as follows:

1.       Total Number of Shares Redeemed During Fiscal Year            4,036,458
         Ended December 31, 1995

2.       Number of Shares used for Reductions in Registrant's          3,698,710
         Form 24F-2 for Fiscal Year Ended December 31, 1995,
         pursuant to Paragraph (c) of Rule 24f-2

3.       Number of Shares Used for Reductions in this                    205,746
         Post-Effective Amendment pursuant to Paragraph
         (a)(1) of Rule 24e-2

4.       Number of Shares on which Registration Fee is                    25,754
         Calculated

                                THE GATEWAY TRUST
                            Registration No. 2-59859
                       Registration Statement on Form N-1A
                              Cross Reference Sheet

                                               Section in the Combined Prospectus of
                                               the Gateway Index Plus, Mid Cap Index
   Form N-1A Item                              and  Small Cap Index Funds                Section in the Cincinnati Fund
                                                                                         Prospectus
-----------------------------------------------------------------------------------------------------------------------------
   Item 1 - Cover Page                         - Cover Page                              - Cover Page

   Item 2 - Synopsis                           - Fees and Expenses                       - Fees and Expenses
                                               - Table of Contents                       - Table of Contents

   Item 3 - Condensed Financial Information    - Financial Highlights                    - Financial Highlights
                                               - Gateway Performance                     - Performance and Risk Information

   Item 4 - General Description                - General Information about Gateway       - General Information about Gateway
                                               - Cover Page                              - Cover Page
                                               - Investment Practices                    - Investment Practices
                                               - Investment Restrictions                 - Investment Restrictions

   Item 5 - Management of the Fund             - General Information about Gateway       - General Information about Gateway
                                               - About the Investment Manager            - About the Investment Manager

   Item 5A - Mangement' s Discussion of        - Gateway Performance                     - Performance and Risk Information
             Fund Performance

   Item 6 - Capital Stock                      - General Information about Gateway       - General Information about Gateway
                                               - Cover Page                              - Cover Page
                                               - Dividends and Distribution              - Dividends and Distribution
                                               - Taxes                                   - Taxes

   Item 7 - Purchase of Securities             - How to Open a Gateway Account           - How to Open a Gateway   Account
                                               - How to Buy Additional Shares            - How to Buy Additional Shares
                                               - Additional Shareholder Information      - Additional Shareholder Information
                                               - How Fund Shares are Priced              - How Fund Shares are Priced

   Item 8 - Redemption                         - How to Sell Shares                      - How to Sell Shares
                                               - Additional Shareholder Information      - Additional Shareholder Information

   Item 9 - Pending Legal Proceedings          - Not Applicable                          - Not Applicable

                                                 Section in Combined Statementof
                                                 Additional Information of theGateway
                                                 Index Plus, Gateway Mid Cap Index and   Section in Cincinnati Fund Statement of
   Form N-1A Item                                Gateway Small Cap Index Funds           Additional Information
----------------------------------------------------------------------------------------------------------------------------------
   Item 10 - Cover Page                           - Cover Page                            - Cover Page

   Item 11 - Table of Contents                    - Table of Contents                     - Table of Contents

   Item 12 - General Information and History      - Introduction                          - Introduction

   Item 13 - Investment Objectives and Policies   - Investment Objectives and Practices   - Information about Investment Practices
                                                  - Option Transactions                     and Restrictions
                                                  - Investment Practices, Risks and       - Schedule A
                                                    Restrictions
                                                  - Schedules A, B, and C

   Item 14 - Management of the Fund               - Trustees and Officers of the Trust    - Trustees and Officers of the Trust

   Item 15 - Control Persons and Principal        - Trustees and Officers of the Trust    - Trustees and Officers of the Trust
             Holders of Securities                - Principal Holders of Fund Shares      - Principal Holders of Fund Shares

   Item 16 - Investment Advisory and Other        - Investment Advisory and Other         - Investment Advisory and Other
             Services                               Services                                Services

                                                  - Independent Public Accountants and    - Independent Public Accountants and
                                                    Financial Statements                    Financial Statements

   Item 17 - Brokerage Allocation and Other       - Brokerage                             - Brokerage
             Practices

   Item 18 - Capital Stock and Other              - Not Applicable                        - Not Applicable
             Securities

   Item 19 - Purchase, Redemption, and            - Shareholder Services                  - Shareholder Services
             Pricing  of Securities               - Additional Purchase and Redemption    - Additional Purchase and Redemption
                                                    Information                             Information

   Item 20 - Tax Status                           - Additional Tax Matters                - Additional Tax Matters

   Item 21 - Underwriters                         - Not Applicable                        - Not Applicable

   Item 22 - Calculation Of Performance Data      - Performance and Risk Information      - Performance and Risk Information
                                                  - Schedule D

   Item 23 - Financial Statements                 - Independent Public Accountants and    - Independent Public Accountants and
                                                    Financial Statements                    Financial Statements

PROSPECTUS

May 1, 1996

GATEWAY INDEX PLUS FUND

      The Index Plus Fund seeks a high total return at a reduced level of risk. The Fund is designed for conservative investors whose investment objective is to maximize total rate of return over the long term.


      The Fund invests in the 100 stocks included in the S&P 100 Stock Index. The Fund's portfolio duplicates the composition of the S&P 100 Index. The Fund also sells call options on the S&P 100 Index and, as the seller, receives cash from the purchasers of the options. By selling index options, the Fund attempts to earn a greater total return over the long term than it would earn by investing only in the stocks in the S&P 100 Index. Selling call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a rapidly declining market. The value of a put option generally increases as stock prices decrease.


GATEWAY MID CAP INDEX FUND

      The Mid Cap Index Fund, designed for a more aggressive investor, seeks long-term growth of capital with a secondary objective of conserving principal. The Fund invests in the 400 stocks included in the S&P MidCap 400 Index. The Fund's portfolio generally parallels the composition of the S&P MidCap 400 Index. The S&P MidCap 400 Index consists of the common stock of 400 companies with a median market capitalization of approximately $1.1 billion, selected to reflect the stock price performance of companies in the middle capitalization range. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

GATEWAY SMALL CAP INDEX FUND

      The Small Cap Index Fund, also designed for a more aggressive investor, seeks long-term growth of capital. The Fund invests in the 250 stocks included in the Wilshire Small Cap Index. The Fund's portfolio generally parallels the composition of the Wilshire Small Cap Index. The Wilshire Small Cap Index consists of the common stock of 250 companies with a median market capitalization of approximately $543 million, selected to reflect the general characteristics and performance profile of small companies. At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

RISK FACTORS RELATED TO INDEX OPTION TRANSACTIONS

      Option transactions on securities indexes involve risks not generally associated with investments in stocks. The sale of call options limits a fund's opportunity to profit from an increase in the market value of the underlying index. The purchase of options involves the risk of loss of all or part of the cash paid for the options. The use of options to protect a fund's portfolio will not fully protect the fund against declines in the value of its portfolio. A fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Unusual market conditions, the lack of a ready market for any particular option at a specific time, or restrictions imposed by regulatory agencies may adversely affect a fund's hedging strategy. Additional information about various risk factors and each fund's investment practices, strategies and restrictions is located on pages XX through XX of the Prospectus.

THE GATEWAY FAMILY OF MUTUAL FUNDS

      Each fund is a series of The Gateway Trust. This Prospectus sets forth concisely the information about the funds that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission and is included in the Statement of Additional Information of The Gateway Trust dated May 1, 1996. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the funds or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OHIO 45201-5211, (800) 354-6339.

THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
(table of contents here)

All Gateway funds are 100% no-load. There are no sales charges, 12b-1 fees, redemption fees or annual account charges when you invest in a Gateway fund.

Tables displaying financial information for each fund.

New investors can open an account by mail or by telephone.

Shares may be purchased by check, by wire transfer or by automatic withdrawals from your bank account.

Redemption requests can be made by mail or by telephone.

Additional information about buying and selling shares.

Total return information.

Dictionary of investment terms and chart descriptions.

Profiles of the co-portfolio managers.

Graphs and tables showing fund performance, risk and expenses for the Index Plus Fund.

Tables showing fund performance, risk and expenses for the Mid Cap Index Fund.

Tables showing fund performance, risk and expenses for the Small Cap Index Fund.

Investors may reinvest their dividends and distributions at no charge.

Gateway Investment Advisers, L.P. provides investment advisory services to each fund.

Fund share prices are available 24 hours a day by calling (800) 354-6339.

Tax information will be reported to you on Form 1099.

An explanation of the investment practices, risk factors and strategies employed by each fund.

Each fund has adopted certain investment restrictions.

Additional information on The Gateway Trust and its Trustees.

FEES AND EXPENSES

THE GATEWAY FAMILY OF MUTUAL FUNDS IS 100% NO-LOAD. YOU DO NOT PAY ANY SALES CHARGES WHEN YOU INVEST IN A GATEWAY FUND.

SHAREHOLDER TRANSACTION EXPENSES

      The Gateway family of funds does not charge a fee for purchases, exchanges or redemptions. All Gateway funds are 100% no-load.

                                                      Index      Mid Cap      Small Cap
           Shareholder Transaction Expenses          Plus Fund   Index Fund   Index Fund
           --------------------------------          ---------   ----------   ----------

           Maximum Sales Load on Purchase               None        None         None
           Maximum Sales Load on
               Reinvested Dividends                     None        None         None
           Deferred Sales Load                          None        None         None
           Redemption Fees                              None        None         None
           Exchange Fee                                 None        None         None


The custodian for the Gateway funds charges $10 for each wire transfer.

FUND OPERATING EXPENSES

      Annual fund operating expenses are paid from a fund's assets. Each fund pays an advisory fee to Gateway Investment Advisers, L.P. (the "Adviser").
Each fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and fund reports. A fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The numbers in the following table are calculated as percentages of average net assets.

                                                               Index      Mid Cap     Small Cap
           Annual Fund Operating Expenses                    Plus Fund   Index Fund   Index Fund
           --------------------------------                  ---------   ----------   ----------


           Advisory Fees (after waiver)                          .71%       0.00%         .00%
           12b-1 Fees                                            .00         .00          .00
           Other Expenses                                       0.48        1.98         1.68
           Total Fund Operating Expenses (after waiver)         1.19%       1.98%        1.68%
           (The Fund's Expense Ratio)


Waiver of 1995 Advisory Fee for Mid Cap Index Fund. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets. Any contractual waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The table presents the advisory fees for the Fund net of the 1995 contractual fee waiver. Absent the waiver and voluntary reimbursements, the advisory fees and operating expenses of the Fund would have been 0.90% and 3.38%.

Waiver of 1995 Advisory Fee for Small Cap Index Fund. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. Any contractual or voluntary waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The Adviser waived all of its advisory fees in 1995. The actual advisory fees and total fund operating expenses of the Fund in 1995 were 0.0% and 1.68%. Absent the waiver, the advisory fees and total fund operating expenses of the Fund in 1995 would have been 0.90% and 2.58%.

EXAMPLE

      Assume that each fund's annual return is 5% and its operating expenses are exactly as previously described in the Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. THIS EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES, BUT IS NOT MEANT TO SUGGEST ACTUAL OR FUTURE RETURNS OR EXPENSES, ALL OF WHICH MAY VARY.

                             Index Plus    Mid Cap      Small Cap
                                Fund      Index Fund    Index Fund
                                ----      ----------    ----------
                 1 year        $ 12         $ 20          $ 17
                 3 years         38           62            53
                 5 years         66          107            91
                 10 years       145          231           198


The purpose of these tables is to assist you in understanding the direct and indirect costs and expenses you will bear as a fund shareholder.

FINANCIAL HIGHLIGHTS

The following condensed financial information for the ten years ended December 31, 1995 has been audited by Arthur Andersen LLP, independent public accountants. The audit report on the 1995 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1995 financial statements is incorporated by reference in the Statement of Additional Information and is available from the Trust. The presentation is for a share outstanding throughout each period.

GATEWAY INDEX PLUS FUND                                             Year Ended December 31,
                                             ------------------------------------------------------------------
                                                 1995(3)       1994         1993          1992        1991
                                             ------------------------------------------------------------------
Net asset value, beginning of period         $    15.48   $    15.85   $    15.51   $    15.24   $   13.64
                                             ----------   ----------   ----------   ----------   ---------
Net investment income                              0.24         0.26         0.26         0.27        0.31
Net gains or losses on securities                  1.46         0.61         0.88         0.51        2.10
                                             ----------   ----------   ----------   ----------   ---------
   Total from investment operations                1.70         0.87         1.14         0.78        2.41
                                             ----------   ----------   ----------   ----------   ---------

Dividends from net investment income              (0.24)       (0.27)       (0.26)       (0.28)      (0.30)
Distributions from capital gains                  (0.00)       (0.86)       (0.47)       (0.23)      (0.51)
Distributions in excess of realized
   capital gains                                  (0.03)       (0.11)       (0.07)        0.00         0.00
Returns of capital                                 0.00         0.00         0.00         0.00        0.00
                                             ----------   ----------   ----------   ----------   ---------
   Total distributions to shareholders            (0.27)       (1.24)       (0.80)       (0.51)      (0.81)
                                             ----------   ----------   ----------   ----------   ---------
Net asset value, end of period               $    16.91   $    15.48   $    15.85   $    15.51   $   15.24
                                             ==========   ==========   ==========   ==========   =========

TOTAL RETURN                                      11.04%        5.57%        7.40%        5.15%      17.80%

Net assets, end of period  (millions)        $   176.22   $   164.65   $   207.18   $   212.95   $   81.37
Ratio of expenses to average net assets (1)        1.19%        1.21%        1.11%        1.11%       1.22%

Ratio of net investment income to average
   net assets (1)                                  1.51%        1.54%        1.58%        1.96%       2.17%
Portfolio turnover rate                               5%           4%          17%          15%         31%
===============================================================================================================



GATEWAY INDEX PLUS FUND                                             Year Ended December 31,
                                             ------------------------------------------------------------
                                                1990        1989       1988        1987        1986
                                             ------------------------------------------------------------
Net asset value, beginning of period         $   15.49   $   13.67   $   11.60   $    14.63   $   14.69
                                             ---------   ---------   ---------   ----------   ---------
Net investment income                             0.41        0.33        0.23         0.27        0.33
Net gains or losses on securities                 1.15        2.29        2.05        (1.05)       1.41
                                             ---------   ---------   ---------   ----------   ---------
   Total from investment operations               1.56        2.62        2.28        (0.78)       1.74
                                             ---------   ---------   ---------   ----------   ---------

Dividends from net investment income             (0.41)      (0.37)      (0.21)       (0.33)      (0.34)
Distributions from capital gains                 (3.00)      (0.35)       0.00        (0.28)      (1.46)
Distributions in excess of realized
   capital gains                                  0.00        0.00        0.00        0.00         0.00
Returns of capital                                0.00       (0.08)       0.00        (1.64)       0.00
                                             ---------   ---------   ---------   ----------   ---------
   Total distributions to shareholders           (3.41)      (0.80)      (0.21)       (2.25)      (1.80)
                                             ---------   ---------   ---------   ----------   ---------
Net asset value, end of period               $   13.64   $   15.49   $   13.67   $    11.60   $   14.63
                                             =========   =========   =========   ==========   =========

TOTAL RETURN                                     10.32%      19.45%      19.76%       (5.65%)     12.69%

Net assets, end of period  (millions)        $   38.08   $   31.51   $   27.33   $    27.35   $   45.31
Ratio of expenses to average net assets (1)       1.34%       1.40%       2.08%        1.48%       1.49%

Ratio of net investment income to average
   net assets (1)                                 2.59%       2.21%       1.75%        1.83%       2.23%
Portfolio turnover rate                             79%         30%         10%         175%         85%
=========================================================================================================

GATEWAY MID CAP INDEX FUND                                Year Ended      Year Ended       Year Ended      From 9/30/92 to
                                                          12/31/95(3)      12/31/94         12/31/93       12/31/92 (2)
                                                          ----------------------------------------------------------------

Net asset value, beginning of period                       $    9.58       $   10.16       $    10.04       $   10.00
                                                           ---------       ---------       ----------       ---------
Net investment income                                           0.03            0.08             0.11            0.03
Net gains or losses on securities                               2.43           (0.60)            0.41            0.04
                                                           ---------       ---------       ----------       ---------
     Total from investment operations                           2.46           (0.52)            0.52            0.07
                                                           ---------       ---------       ----------       ---------

Dividends from net investment income                           (0.06)          (0.05)           (0.11)          (0.03)
Distributions from capital gains                               (0.37)          (0.01)           (0.29)           0.00
                                                           ---------       ---------       ----------       ---------
     Total distributions to shareholders                       (0.43)          (0.06)           (0.40)          (0.03)
                                                           ---------       ---------       ----------       ---------
Net asset value, end of period                             $   11.61       $    9.58       $    10.16       $   10.04
                                                           =========       =========       ==========       =========

TOTAL RETURN                                                   25.68%          (5.12%)           5.18%           0.70%

Net assets, end of period  (millions)                      $    5.69       $    6.59       $    10.46       $   10.69
Ratio of net expenses to average net assets (1)                 1.98%           1.50%            1.50%           1.50%
Ratio of net investment income to average net assets (1)        0.05%           0.59%            1.06%           1.39%
Portfolio turnover rate                                        18%              8%             105%              0%
-------------------------------------------------------------------------------------------------------------------------



GATEWAY SMALL CAP INDEX FUND                                      Year Ended       Year Ended     From 6/16/93 to
                                                                 12/31/95(3)        12/31/94        12/31/93 (2)
                                                                 ------------------------------------------------
Net asset value, beginning of period                              $    9.63         $   10.35         $   10.00
                                                                  ---------         ---------         ---------
Net investment income (loss)                                           0.03             (0.02)             0.04
Net gains or losses on securities                                      2.07             (0.60)             0.61
                                                                  ---------         ---------         ---------
     Total from investment operations                                  2.10             (0.62)             0.65
                                                                  ---------         ---------         ---------
Dividends from net investment income                                  (0.01)            (0.00)            (0.04)
Distributions from capital gains                                      (0.67)            (0.10)            (0.26)
                                                                  ---------         ---------         ---------
     Total distributions to shareholders                              (0.68)            (0.10)            (0.30)
                                                                  ---------         ---------         ---------
Net asset value, end of period                                    $   11.05         $    9.63         $   10.35
                                                                  =========         =========         =========

TOTAL RETURN                                                          21.81%            (5.99%)            6.50%

Net assets, end of period  (millions)                             $    9.42         $    9.66         $   13.00

Ratio of net expenses to average net assets (1)                        1.68%             2.00%             1.92%
Ratio of net investment income (loss) to average net assets (1)        0.09%            (0.14%)            0.98%
Portfolio turnover rate                                                  20%               39%                3%
-----------------------------------------------------------------------------------------------------------------

[FN]

(1) The ratios of expenses to average net assets would have increased and net investment income (loss) to average net assets would have decreased (increased) by the following amounts had the Adviser not voluntarily reimbursed expenses: 0.13% for the Index Plus Fund in 1988; 0.02% for the Mid Cap Index Fund in 1995, and 0.081% for the Small Cap Index Fund in 1993.

(2) Operations of the Mid Cap Index Fund and Small Cap Index Fund commenced on September 30, 1992 and June 16, 1993, respectively. The expense and net income ratios and portfolio turnover rates in those initial years have been annualized. The total returns in those initial years have not been annualized.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Funds.


Additional information about the performance of each Gateway fund is contained in 1995 Annual Reports to shareholders of the Gateway funds. Annual Reports for 1995 may be obtained without charge by writing The Gateway Trust, P. O. Box 5211, Cincinnati, Ohio 45201-5211 or by calling (800) 354-6339.

HOW TO OPEN A GATEWAY ACCOUNT

GATEWAY FUNDS ARE AVAILABLE FOR INDIVIDUALS, IRAS, TRUSTS AND PENSION PLANS.

OPENING A NEW ACCOUNT

      You may open an account by mail or by telephone. The minimum initial investment generally is $1,000 in any fund. No sales commission is charged by the Gateway funds for purchases or redemptions of fund shares.

BY MAIL

      If you wish to open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in each Gateway fund. When you have completed the application, please mail it to:
THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE

      If you wish to open your account by telephone, you must wire your investment to The Gateway Trust. Please call Gateway shareholder services at
(800) 354-6339 for instructions. You must provide the following information to open your new account: your name, your address, your social security or tax identification number, the size of your initial investment, the Gateway fund(s) in which you wish to invest, and the name and address of your financial institution wiring the funds. You must then instruct your financial institution to wire the funds to:

      The Gateway Trust, c/o Star Bank, N.A.
      ABA #042-0000-13
      Cincinnati, Ohio
      Your name
      Your Gateway Account No. xxxxx
      The Gateway fund(s) in which you wish to invest.


      You must send the following information with your wire: your name, your Gateway account number, and the name of the fund(s) in which you wish to invest. See Page X for additional information about wire transfers and telephone instructions.


OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA

         If you wish to open a new IRA in a Gateway fund, please call Gateway to obtain an IRA New Account Application and an IRA Investment Kit. To transfer an existing IRA from a bank or other mutual fund to your Gateway IRA, you must complete an IRA Transfer Form. You can transfer or roll over funds from an employer-sponsored plan such as a 401(k) plan by completing an IRA New Account Application Form. Please call Gateway shareholder services at (800) 354-6339 to obtain appropriate forms. Gateway IRAs are FREE of any annual charges or transaction fees.

OPENING A TRUST/PENSION PLAN ACCOUNT

      If you wish to open a trust account in a Gateway fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in a Gateway fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT

      If you plan to open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor' s social security number.

HOW TO PURCHASE ADDITIONAL SHARES

THE MINIMUM AMOUNT FOR AN ADDITIONAL INVESTMENT IS $100.


      You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment is $100 in any fund. If your purchase request is received in good order by 4:15 p.m. Eastern Time, your purchase will be based on that day's closing price for the fund.


      After each purchase, you will receive a confirmation statement showing the value of your account. Certificates are not issued for fund shares.

BY MAIL

      The most common way of purchasing additional shares in a Gateway fund is by mail. Please send your check or money order and an Additional Investment Form in the prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report and periodic newsletter sent to you. Please make all checks or money orders payable to THE GATEWAY TRUST and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

BY WIRE

      If you wish to avoid any mail delay, you may purchase additional shares by wire. Please call Gateway to arrange a purchase by wire. You must then instruct your financial institution to wire funds to:

      The Gateway Trust, c/o Star Bank, N.A.
      ABA #042-0000-13
      Cincinnati, Ohio
      Your name
      Your Gateway Account No. xxxxx
      The Gateway fund(s) in which you wish to invest.

      You must send the following information with your wire: your name, your Gateway account number, and the name of the fund in which you wish to invest. See Page X for additional information about wire transfers and telephone instructions.

BY AUTOMATIC INVESTMENT PROGRAM

      Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, funds are electronically transferred from your bank account into your Gateway account and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. The Automatic Investment Program is free of charge. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND


      To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-6339 for instructions. If your exchange request is received by 4:15 p.m. Eastern Time, the exchange will be based on that day's closing prices for the funds involved in the exchange.


      The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes more than six exchanges in a calendar year. You will receive advance written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

HOW TO REDEEM SHARES

INVESTORS MAY REDEEM SHARES BY WRITING OR CALLING GATEWAY.

      You may redeem shares from your Gateway account at any time by choosing one of the following options. If your redemption request is received in good order by 4:15 p.m. Eastern Time, your redemption will be based on that day's closing price for the fund.

      The proceeds from your redemption will be mailed or wired, depending on the method of redemption and your instructions. Normally these proceeds will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days.

BY MAIL

      Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OHIO 45201-5211.

      Each redemption request should include a letter of instruction, specify the fund and the number of shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.

      A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions over $10,000 and those involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE


      You may redeem your shares by calling Gateway shareholder services at
(800) 354-6339. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.


SYSTEMATIC WITHDRAWAL PROGRAM

      If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-6339 to make arrangements to use this program.

      See Page X for additional information about redemptions and telephone instructions.

ADDITIONAL SHAREHOLDER INFORMATION

FEES CHARGED BY YOUR BROKER OR BANK

      If you buy or sell shares of a Gateway fund through a broker, the broker may charge you additional fees and expenses. If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to a Gateway fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may charge you for receiving a wire transfer of redemption proceeds.

ADDITIONAL IRA INFORMATION

      For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-6339. More detailed information about transfers to and distributions from an IRA and a general description of some of the Internal Revenue Service rules governing IRAs are set forth in the SAI.

TELEPHONE TRANSACTIONS

      The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Gateway funds have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.

AUTOMATIC REDEMPTIONS BY THE TRUST


      The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may also be automatically redeemed if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period. The Trustees of the Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.


ADDITIONAL REDEMPTION INFORMATION

      Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

DIVIDENDS AND DISTRIBUTIONS

GATEWAY INVESTORS MAY REINVEST THEIR DIVIDENDS AND DISTRIBUTIONS AT NO CHARGE.

      Shareholders of each Gateway fund may elect to receive distributions either in cash or in additional shares of a fund. If you wish to receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

GATEWAY INDEX PLUS FUND

      The Index Plus Fund normally declares dividends at the end of March, June, September and December. The amount of the quarterly dividend is based on interest earned plus common stock dividends received by the Fund, minus expenses.

      If the Fund has net capital gains from stock or option transactions, it normally declares a capital gains distribution at the end of December. The capital gains distribution is calculated in accordance with tax regulations and has varied substantially from year to year.

GATEWAY MID CAP INDEX FUND AND SMALL CAP INDEX FUND

      The Mid Cap Index Fund and the Small Cap Index Fund each declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED

         The price of a Gateway fund is affected by its declaration of dividends and capital gains distributions. The price of a fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gains distribution. As an example, assume that on December 31, the Gateway Index Plus Fund declares a dividend in the amount of $0.50 per share. If the Fund' s price per share was $16.50 on December 30, the Fund' s price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.

TAX CONSEQUENCES OF BUYING A DIVIDEND

         If you buy fund shares just before the fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Gateway Index Plus Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in a Gateway fund in late December.

GATEWAY PERFORMANCE

GATEWAY HAS BECOME AN INDUSTRY LEADER IN PROVIDING PROSPECTIVE INVESTORS AND EXISTING SHAREHOLDERS WITH COMPLETE INFORMATION ON ITS NO-LOAD FUNDS.

      It is important for you to understand completely the risks as well as the potential rewards of each Gateway fund before investing. The tables and graphs appearing in this section of this Prospectus are designed to help you understand these risks and rewards and should be studied carefully. A brief description of each table and graph, as well as its significance, is included on the following pages. For a more complete explanation see the Statement of Additional Information.

YEAR-BY-YEAR TOTAL RETURNS SINCE INCEPTION


                        Index         Mid Cap           Small Cap          S&P 500           Lehman Gov't/Corp
                      Plus Fund      Index Fund        Index Fund       Stock Index             Bond Index
                      ---------      ----------        ----------       -----------          -----------------

         1995           11.04%         25.68%             21.81%            37.58%                 19.24%
         1994            5.57          (5.12)             (5.99)             1.32                  (3.52)
         1993            7.40           5.18               6.50**           10.08                  11.02
         1992            5.15           0.70*                                7.62                   7.58
         1991           17.80                                               30.47                  16.13
         1990           10.32                                               (3.11)                  8.28
         1989           19.45                                               31.69                  14.23
         1988           19.76                                               16.52                   7.58
         1987           (5.65)                                               5.05                   2.29
         1986           12.69                                               18.51                  15.62
         1985           15.89                                               31.57                  21.30
         1984            4.04                                                6.10                  15.02
         1983           14.80                                               22.47                   8.00
         1982            9.46                                               21.40                  31.09
         1981            4.59                                               (5.05)                  7.26
         1980           16.50                                               32.33                   3.06
         1979           15.37                                               18.20                   2.30
         1978            5.90                                                6.40                   1.19


*September 30, 1992 to December 31,1992
**June 16, 1993 to December 31, 1993

EXPLANATION OF TERMS

TOTAL RETURN is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.

A CUMULATIVE TOTAL return reflects actual performance over a stated period of time.

An AVERAGE ANNUAL TOTAL RETURN is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

STANDARD DEVIATION is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.

BETA is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.

The S&P 500 INDEX is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX is a widely recognized measure of performance for the bond market representing an unmanaged index of selected government and corporate bonds.The Lehman Index figures assume reinvestment of all distributions paid on the bonds in the index.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U. S. government.

EXPLANATION OF CHARTS AND TABLES


Co-Portfolio Managers' Profiles: Brief biographies of the co-managers show educational background and other important information.


Growth of $10,000: This chart shows the growth of a $10,000 investment made ten years ago (or at the fund's inception, if less than ten years). It assumes that all distributions were reinvested in additional shares. This graph makes it easy to see any sudden price changes. It also shows whether there was steady appreciation in value or a series of gains or losses.

Risk/Reward Charts: These are the most important charts. They show that, in general, more risk must be taken to earn higher total returns. Any investment can be shown on the graph by plotting its risk (standard deviation) and its reward (average annual total return). The charts show three points. One point shows 30-day U. S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Index Plus Fund. The line connecting Treasury bills and the S & P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying positions. When the Index Plus Fund point appears above the line, it shows that the fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. When the point appears below the line, it shows the reverse. The next ten years may be quite different in terms of reward for all three investments shown on the charts. The risk, however, tends to be constant over time.


Top Ten Holdings: The top ten securities owned by each fund at December 31, 1995 are shown. They are ranked by value with the largest security listed first. The entire portfolio is shown in the December 31, 1995 Annual Report.


COMPARATIVE PERFORMANCE INFORMATION

      Each Gateway fund may compare its performance to various indexes, such as the S&P 500 Index. Each Gateway fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

                            Growth of $10,000 Chart

               GATEWAY INDEX       S&P 500        US T-BILLS
                 PLUS FUND       STOCK INDEX       (30 DAY)
                $10,000.00       $10,000.00       $10,000.00
Jan-86          $10,030.48       $10,040.00       $10,055.00
Feb-86          $10,283.35       $10,808.06       $10,109.30
Mar-86          $10,480.03       $11,407.91       $10,165.91
Apr-86          $10,647.11       $11,265.31       $10,218.77
May-86          $10,907.68       $11,879.27       $10,266.80
Jun-86          $11,009.01       $12,075.28       $10,319.16
Jul-86          $10,718.58       $11,380.95       $10,369.72
Aug-86          $11,061.94       $12,245.90       $10,417.43
Sep-86          $10,688.73       $11,229.49       $10,461.18
Oct-86          $11,091.96       $11,858.34       $10,506.16
Nov-86          $11,315.34       $12,166.66       $10,551.34
Dec-86          $11,269.13       $11,850.32       $10,595.65
Jan-87          $11,615.75       $13,426.42       $10,638.04
Feb-87          $11,685.38       $13,970.19       $10,685.91
Mar-87          $11,810.94       $14,375.32       $10,733.99
Apr-87          $11,929.37       $14,238.76       $10,780.15
May-87          $12,221.48       $14,381.15       $10,823.27
Jun-87          $12,482.34       $15,100.20       $10,871.98
Jul-87          $12,688.66       $15,847.66       $10,920.90
Aug-87          $12,720.40       $16,457.80       $10,970.04
Sep-87          $12,721.06       $16,087.50       $11,019.41
Oct-87          $10,595.57       $12,596.51       $11,077.81
Nov-87          $10,181.62       $11,569.89       $11,116.58
Dec-87          $10,632.24       $12,449.21       $11,153.27
Jan-88          $11,026.36       $12,972.07       $11,187.84
Feb-88          $11,319.67       $13,575.27       $11,237.07
Mar-88          $11,282.89       $13,161.23       $11,286.51
Apr-88          $11,485.36       $13,299.42       $11,340.69
May-88          $11,697.03       $13,405.82       $11,396.26
Jun-88          $11,908.77       $14,022.48       $11,455.52
Jul-88          $12,047.35       $13,973.41       $11,516.23
Aug-88          $11,964.20       $13,505.30       $11,577.27
Sep-88          $12,352.58       $14,086.02       $11,646.73
Oct-88          $12,538.05       $14,466.35       $11,715.45
Nov-88          $12,612.24       $14,256.59       $11,784.57
Dec-88          $12,733.05       $14,506.08       $11,851.74
Jan-89          $13,077.69       $15,567.92       $11,926.41
Feb-89          $13,105.63       $15,180.28       $12,005.12
Mar-89          $13,124.96       $15,533.98       $12,087.96
Apr-89          $13,434.11       $16,340.19       $12,176.20
May-89          $13,584.00       $17,001.97       $12,263.87
Jun-89          $13,640.11       $16,905.06       $12,352.17
Jul-89          $14,054.59       $18,431.59       $12,437.40
Aug-89          $14,271.25       $18,792.85       $12,518.24

Sep-89          $14,394.05       $18,716.55       $12,598.36
Oct-89          $14,545.57       $18,281.95       $12,678.99
Nov-89          $14,895.95       $18,654.90       $12,761.40
Dec-89          $15,209.10       $19,102.62       $12,837.97
Jan-90          $14,678.90       $17,820.07       $12,915.00
Feb-90          $15,022.55       $18,049.59       $12,993.78
Mar-90          $15,513.59       $18,527.91       $13,076.94
Apr-90          $15,582.72       $18,064.99       $13,164.55
May-90          $16,066.59       $19,826.14       $13,246.17
Jun-90          $16,135.99       $19,692.31       $13,330.95
Jul-90          $16,205.50       $19,629.10       $13,416.27
Aug-90          $15,540.20       $17,854.63       $13,500.79
Sep-90          $15,391.78       $16,985.65       $13,584.49
Oct-90          $15,421.74       $16,913.29       $13,664.64
Nov-90          $16,320.68       $18,006.56       $13,741.17
Dec-90          $16,778.66       $18,508.41       $13,818.12
Jan-91          $17,406.02       $19,314.45       $13,880.30
Feb-91          $17,676.64       $20,695.82       $13,945.53
Mar-91          $17,849.03       $21,197.07       $14,011.08
Apr-91          $17,898.48       $21,247.31       $14,079.73
May-91          $18,244.58       $22,163.91       $14,143.09
Jun-91          $18,145.81       $21,148.59       $14,206.74
Jul-91          $18,506.00       $22,134.32       $14,267.82
Aug-91          $18,828.92       $22,658.68       $14,333.46
Sep-91          $18,940.01       $22,279.60       $14,396.52
Oct-91          $19,214.64       $22,579.04       $14,456.99
Nov-91          $18,953.32       $21,669.33       $14,513.37
Dec-91          $19,764.52       $24,147.65       $14,558.36
Jan-92          $19,725.59       $23,697.78       $14,603.49
Feb-92          $19,946.12       $24,004.67       $14,648.76
Mar-92          $19,946.12       $23,537.78       $14,695.64
Apr-92          $20,180.69       $24,228.61       $14,744.14
May-92          $20,245.87       $24,347.82       $14,788.81
Jun-92          $20,311.06       $23,985.52       $14,833.62
Jul-92          $20,507.27       $24,965.33       $14,877.08
Aug-92          $20,507.27       $24,454.29       $14,915.02
Sep-92          $20,585.81       $24,741.63       $14,952.46
Oct-92          $20,625.33       $24,826.99       $14,984.16
Nov-92          $20,927.70       $25,672.34       $15,018.47
Dec-92          $20,781.63       $25,987.34       $15,051.21
Jan-93          $21,009.39       $26,204.60       $15,085.23
Feb-93          $21,170.11       $26,561.77       $15,120.98
Mar-93          $21,103.22       $27,122.22       $15,155.00
Apr-93          $21,143.52       $26,466.68       $15,189.10
May-93          $21,358.77       $27,174.66       $15,224.95
Jun-93          $21,479.87       $27,254.28       $15,262.25
Jul-93          $21,601.45       $27,144.72       $15,298.88
Aug-93          $21,898.90       $28,174.59       $15,334.68
Sep-93          $21,804.29       $27,958.49       $15,370.56

Oct-93          $22,007.95       $28,536.95       $15,404.53
Nov-93          $22,089.38       $28,264.99       $15,440.57
Dec-93          $22,320.21       $28,606.72       $15,477.94
Jan-94          $22,700.43       $29,579.35       $15,513.23
Feb-94          $22,489.20       $28,776.27       $15,552.79
Mar-94          $21,742.84       $27,521.62       $15,595.56
Apr-94          $21,940.89       $27,874.45       $15,641.57
May-94          $22,379.42       $28,331.87       $15,689.43
Jun-94          $22,039.91       $27,637.45       $15,738.22
Jul-94          $22,665.16       $28,545.07       $15,790.95
Aug-94          $23,034.62       $29,715.42       $15,848.58
Sep-94          $23,048.83       $28,988.87       $15,907.38
Oct-94          $23,434.17       $29,640.25       $15,966.72
Nov-94          $23,034.56       $28,560.76       $16,029.46
Dec-94          $23,562.61       $28,984.31       $16,092.46
Jan-95          $23,958.37       $29,735.88       $16,155.70
Feb-95          $24,308.46       $30,894.68       $16,225.17
Mar-95          $24,552.00       $31,806.39       $16,292.83
Apr-95          $24,750.74       $32,743.08       $16,371.20
May-95          $24,903.62       $34,051.82       $16,449.29
Jun-95          $25,010.63       $34,842.85       $16,525.29
Jul-95          $25,164.16       $35,998.24       $16,598.49
Aug-95          $25,286.99       $36,088.59       $16,673.85
Sep-95          $25,562.62       $37,611.53       $16,743.88
Oct-95          $25,639.72       $37,477.26       $16,810.86
Nov-95          $25,993.54       $39,122.51       $16,884.82
Dec-95          $26,162.50       $39,876.01       $16,947.30

INDEX PLUS FUND
RISK/REWARD CHARTS

12/31/90 - 12/31/95
-------------------

                                         Risk       Return
US T-bills (30 day)                      0.31        4.17%
Gateway Index Plus Fund                  4.16        9.29%
S&P 500 Stock Index                     10.01       16.59%


12/31/85 - 12/31/95
-------------------

                                         Risk       Return
US T-bills (30 day)                      0.48        5.42%
Gateway Index Plus Fund                  7.91       10.10%
S&P 500 Stock Index                     14.99       14.83%

       GATEWAY MID CAP     S&P 500       US T-BILLS
          INDEX FUND     STOCK INDEX      (30 DAY)
Sep-92      $10,000.00      $10,000.00     $10,000.00
Oct-92      $ 9,920.00      $10,034.50     $10,021.20
Nov-92      $10,049.95      $10,376.17     $10,044.15
Dec-92      $10,069.75      $10,503.49     $10,066.04
Jan-93      $10,139.94      $10,591.30     $10,088.79
Feb-93      $10,280.37      $10,735.66     $10,112.70
Mar-93      $10,340.51      $10,962.18     $10,135.46
Apr-93      $10,170.00      $10,697.23     $10,158.25
May-93      $10,320.41      $10,983.38     $10,182.24
Jun-93      $10,230.11      $11,015.56     $10,207.18
Jul-93      $10,169.98      $10,971.27     $10,231.68
Aug-93      $10,470.89      $11,387.53     $10,255.62
Sep-93      $10,310.37      $11,300.18     $10,279.62
Oct-93      $10,410.69      $11,533.98     $10,302.34
Nov-93      $10,360.51      $11,424.06     $10,326.45
Dec-93      $10,591.24      $11,562.18     $10,351.44
Jan-94      $10,820.54      $11,955.30     $10,376.04
Feb-94      $10,674.57      $11,630.71     $10,401.49
Mar-94      $10,174.26      $11,123.61     $10,430.10
Apr-94      $10,215.97      $11,266.22     $10,460.87
May-94      $10,143.02      $11,451.09     $10,492.88
Jun-94      $ 9,767.73      $11,170.43     $10,525.51
Jul-94      $10,122.20      $11,537.26     $10,560.77
Aug-94      $10,612.12      $12,010.29     $10,599.32
Sep-94      $10,403.59      $11,716.64     $10,638.64
Oct-94      $10,518.24      $11,979.91     $10,678.32
Nov-94      $10,049.12      $11,543.61     $10,720.29
Dec-94      $10,049.12      $11,714.80     $10,762.42
Jan-95      $10,175.00      $12,018.56     $10,804.72
Feb-95      $10,636.55      $12,486.92     $10,851.18
Mar-95      $10,825.36      $12,855.41     $10,896.42
Apr-95      $10,951.24      $13,234.01     $10,948.84
May-95      $11,255.44      $13,762.87     $11,001.08
Jun-95      $11,633.07      $14,082.88     $11,051.89
Jul-95      $12,147.06      $14,549.66     $11,100.85
Aug-95      $12,335.87      $14,586.18     $11,151.25
Sep-95      $12,598.63      $15,201.72     $11,198.08
Oct-95      $12,283.93      $15,147.45     $11,242.87
Nov-95      $12,713.86      $15,812.42     $11,292.34
Dec-95      $12,629.95      $16,116.97     $11,334.12

MID CAP INDEX FUND
AVERAGE ANNUAL TOTAL RETURNS

One Year ........................... 25.68%
Five Years .........................   N/A
Since Inception ....................  7.45%

Past performance does not guarantee future performance. Your investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

        GATEWAY SMALL CAP     S&P 500       US T-BILLS
           INDEX FUND       STOCK INDEX      (30 DAY)
               $10,000.00     $10,000.00      $10,000.00
Jun-93         $10,100.00     $10,029.30      $10,024.50
Jul-93         $10,179.99     $ 9,988.98      $10,048.56
Aug-93         $10,639.96     $10,367.96      $10,072.07
Sep-93         $10,839.98     $10,288.44      $10,095.64
Oct-93         $10,579.97     $10,501.31      $10,117.95
Nov-93         $10,449.94     $10,401.23      $10,141.63
Dec-93         $10,649.96     $10,626.98      $10,166.17
Jan-94         $10,927.81     $10,884.90      $10,189.35
Feb-94         $10,866.07     $10,589.38      $10,215.33
Mar-94         $10,381.88     $10,127.58      $10,243.43
Apr-94         $10,310.39     $10,257.52      $10,273.64
May-94         $10,158.04     $10,425.84      $10,305.08
Jun-94         $ 9,806.16     $10,170.30      $10,337.13
Jul-94         $ 9,981.11     $10,504.30      $10,371.76
Aug-94         $10,516.19     $10,934.97      $10,409.82
Sep-94         $10,248.86     $10,667.61      $10,448.24
Oct-94         $10,330.96     $10,907.31      $10,487.21
Nov-94         $ 9,878.21     $10,510.07      $10,528.42
Dec-94         $10,011.97     $10,665.93      $10,569.80
Jan-95         $ 9,856.02     $10,942.50      $10,611.34
Feb-95         $10,271.88     $11,368.93      $10,658.97
Mar-95         $10,427.83     $11,704.43      $10,701.41
Apr-95         $10,646.16     $12,049.12      $10,752.88
May-95         $10,906.08     $12,530.73      $10,804.17
Jun-95         $11,249.17     $12,821.82      $10,854.09
Jul-95         $11,862.57     $13,246.99      $10,902.17
Aug-95         $12,101.69     $13,280.24      $10,951.67
Sep-95         $12,112.09     $13,840.66      $10,997.65
Oct-95         $11,623.45     $13,791.25      $11,041.65
Nov-95         $11,987.26     $14,396.69      $11,090.24
Dec-95         $12,195.24     $14,673.97      $11,131.27


SMALL CAP INDEX FUND
AVERAGE ANNUAL TOTAL RETURNS

One Year ........................... 21.81%
Five Years .........................   N/A
Since Inception ....................  8.12%

Past performance does not guarantee future performance. Your investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

                        CO-PORTFOLIO MANAGERS' PROFILES

Peter W. Thayer, CFA
--------------------
Portfolio Manager from 1977 to 1994
Co-Portfolio Manager from 1994
MBA Harvard Business School 1973
BBA University of Wisconsin 1971
Age 47


        Peter W. Thayer, CFA, is the co-founder of Gateway Investment Advisers, Inc. Mr. Thayer is often quoted in The Wall Street Journal, Business Week, Money, Donoghue'$ MONEYLETTER, Barrons, and other financial publications. He has made numerous television and radio appearances and has been a speaker at over thirty investment conferences in the U.S. and Europe.

        He is the author of over 25 articles on options and investing. Mr. Thayer enjoys chess, tennis, scuba diving, collecting Rookwood Pottery and birdwatching. He has sighted 2,060 species of birds world-wide. He and his wife, Roz, have been married twenty-three years and have three children.

J. Patrick Rogers, CFA
----------------------
Co-Portfolio Manager from 1994
MBA Xavier University 1994
BBA University of Notre Dame 1986
Age 32

        J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc. in 1989 and has been its president since 1995. He has recently assumed the responsibilities of co-portfolio manager for the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund. In addition, he is portfolio manager for the Cincinnati Fund.

        He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations, including the 100% No-Load Mutual Fund Council.

        He and his wife, Elizabeth, have two children.

GATEWAY PERFORMANCE

                                               Average Annual Total Returns*                        Cumulative Total Returns*
                                      --------------------------------------------        ------------------------------------------
                                        1 Year     3 Years    5 Years     10 Years        1 Year    3 Years   5 Years       10 Years
                                      --------------------------------------------        ------------------------------------------

GATEWAY INDEX PLUS                       11.04%      7.98%      9.29%      10.10%         11.04%      25.90%      55.93%    161.63%

GATEWAY MID CAP INDEX                    25.68       7.84        N/A         N/A          25.68       25.42         N/A        N/A
GATEWAY SMALL CAP INDEX                  21.81        N/A        N/A         N/A          21.81         N/A         N/A        N/A

S&P 100 Index                            40.09      16.91      16.72       14.49          40.09       59.80      116.62     287.10


S&P MidCap 400 Index                     30.95      12.89      19.31       15.64          30.95       43.87       141.72    327.67

Wilshire Small Cap Index                 26.58        N/A        N/A         N/A          26.58         N/A         N/A        N/A

S&P 500 Index                            37.58      15.34      16.59       14.83          37.58       53.44      115.45      298.76

Lehman Gov't/Corp Bond Index             19.24       8.51       9.80        9.65          19.24       27.77       59.62     151.28

Consumer Price Index                      2.61       2.68       2.80        3.47           2.61        8.25       14.80      40.61



* For periods ended December 31, 1995

ABOUT THE INVESTMENT ADVISER

INVESTMENT ADVISER


      Gateway Investment Advisers, L.P., a Delaware limited partnership , has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser is the successor in interest to the assets, business and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The principal and controlling shareholders of GIA are Walter G. Sall and J. Patrick Rogers, As of December 31, 1995, the Adviser had approximately $600 million in assets under its management, including approximately $195 million in assets invested in the funds. The Adviser has entered into an Advisory Referral Agreement with Alex. Brown & Sons Incorporated under which the Adviser will pay a referral fee for those shares of the funds that have been directed to the Adviser by Alex. Brown & Sons Incorporated.

      The Small Cap Index Fund's portfolio holds stock of Alex. Brown Incorporated, an affiliate of Alex. Brown Investments Incorporated because this security is a part of the Wilshire Small Cap Index. This stock is owned in proportion to its representation in the Index.


ADVISORY SERVICES

      The Adviser provides each fund with investment research and advice. The Adviser also places with brokers each fund's buy and sell orders for portfolio securities. When the Adviser places these orders, it uses its best efforts to obtain the most favorable price and execution available for the fund, except to the extent that the fund may be permitted to pay higher commissions for brokerage and research services pursuant to Section 28(e) of the Securities Exchange Act of 1934. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares as a factor in the selection of brokers to execute fund portfolio transactions.

ADVISORY FEES


      Each fund pays the Adviser an advisory fee calculated at an annual rate of 0.90% of the first $50 million of the average daily net asset value of the fund, 0.70% of the average daily net asset value of the fund in excess of $50 million but less than $100 million, and 0.60% on the average daily net asset value of the fund in excess of $100 million. The Adviser waived advisory fees of $81,284 for the Mid Cap Index Fund and $15,135 for the Small Cap Index Fund in 1994. The advisory contracts require the Adviser to waive fees as necessary to limit the Mid Cap Index Fund's expense ratio to 1.50% of its average daily net assets and the Small Cap Index Fund's expense ratio to 2.00% of its average daily net assets. The Adviser waived advisory fees in accordance with the advisory contracts of $50,766 for the Mid Cap Index Fund and $85,502 for the Small Cap Index Fund in 1995.


FUND EXPENSES

      Each fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser. Ordinary business expenses include the advisory fees of the Adviser, custodial fees, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the fund shares with federal and state securities agencies, and expenses of printing and distributing a fund's prospectus and shareholder reports. Expenses applicable to more than one fund are generally allocated on the basis of the number of shareholders in each fund. These collective expenses include certain printing and mailing costs, professional fees, and insurance costs.


      The Adviser provides shareholder, transfer, and dividend disbursing services to each fund. The Adviser charges each fund a monthly minimum fee of $2,500 for these shareholder services. Each fund reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing the shareholder services. The portion of the reimbursement related to processing expenses cannot exceed 0.2% of the fund's average net assets. Each fund pays the Adviser a monthly fee of $4,000 for financial and administrative services provided by the Adviser.

HOW FUND SHARES ARE PRICED

TIME OF PRICING


      The net asset value (closing share price) of a fund ordinarily is determined as of the close of the options exchanges (normally 4:15 p.m. Eastern
Time) on each day during which the options exchanges are open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of a fund from the market or fair value of its assets.


INDEX PLUS FUND


      The Index Plus Fund normally values stocks at the last sale price on each trading day. If no trading took place in a stock on that day, the stock is valued at the average of the closing bid and asked quotations. Options traded on national exchanges or markets are normally valued at the average of the closing bid and ask quotation.

      Securities for which market quotations are not readily available (such as written over-the-counter call options), securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.


MID CAP INDEX FUND AND SMALL CAP INDEX FUND

      The Mid Cap Index Fund and the Small Cap Index Fund normally value stocks and options at the average of the closing bid and asked quotations. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

TAXES

DIVIDENDS AND DISTRIBUTIONS

      Each Gateway fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

      Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your fund shares. For corporations, distributions of net investment income from each fund may be eligible for the 70% dividends-received deduction.

TAXES ON REDEMPTIONS AND EXCHANGES

      Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

TAXES ON IRAS

      Contributions, investments and distributions with respect to IRAs are subject to specific IRS rules. The SAI contains additional information about these rules.

ADDITIONAL INFORMATION

      The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of federal, state and local taxes to dividends and distributions received on your shares of the fund and to proceeds received from redemptions or exchanges of fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in a Gateway fund.

INVESTMENT PRACTICES

GATEWAY INDEX PLUS FUND

      The investment objective of the Index Plus Fund is to achieve a high total return at a reduced level of risk. The Fund is designed for conservative investors who want to maximize total rate of return over the long term.


      Investment Practices: The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling index call options. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the 100 Index represented by the stock. For example, if a stock represents 2% of the value of the 100 Index, the Fund invests approximately 2% of its assets in the stock. The Adviser seeks to maintain a correlation of at least 99% between the composition of the 100 Index and the Fund's portfolio. The Adviser monitors the composition of the 100 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.

      When the Fund sells call options on the 100 Index, it receives cash from the purchasers of the options. By selling options, the Fund attempts to earn a greater total return over the long term than it would have earned by investing only in the stocks in the 100 Index. Selling index call options reduces the risk of owning stocks, but limits the opportunity to profit from an increase in the market value of stocks. The Fund occasionally buys index put options in an attempt to protect the Fund from a rapidly declining market The value of a put option generally increases as stock prices decrease.


      The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

GATEWAY MID CAP INDEX FUND

      The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal.


      Investment Practices: The Fund attempts to achieve its investment objectives primarily by investing in the 400 stocks included in the S&P MidCap 400 Index (the "400 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 400 Index and the Fund's portfolio.
The Adviser monitors the composition of the 400 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.


      At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

      The 400 Index consists of common stock of 400 companies with a median market capitalization of $1.1 billion, selected to reflect the stock price performance of companies in the middle capitalization range. Stocks in the 400 Index were selected on the basis of market capitalization, liquidity and industry group representation. The 400 Index was developed by Standard & Poor's Corporation in 1991.

      The Fund is not affiliated with or sponsored by Standard and Poor's Corporation.

GATEWAY SMALL CAP INDEX FUND

      The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital.


      Investment Practices: The Fund attempts to achieve its investment objective primarily by investing in the 250 stocks included in the Wilshire Small Cap Index (the "250 Index") and by purchasing put or call options on an index as market conditions warrant. The Adviser seeks to maintain a correlation of at least 90% between the composition of the 250 Index and the Fund's portfolio. The Adviser monitors the composition of the 250 Index on a daily basis and makes adjustments to the Fund's portfolio, as needed.


      At times, the Fund may purchase index put options to reduce the risk of principal loss. The Fund occasionally buys index call options to increase the potential for gain.

      The 250 Index focuses on capturing the performance profile of the small capitalization sector of the United States equity market. The 250 Index consists of common stock of 250 companies with a median market capitalization of $543 million and is designed to accurately reflect the general characteristics of small capitalization companies. Stocks in the 250 Index were chosen on the basis of market capitalization, liquidity and industry group representation. The 250 Index was developed by Wilshire Associates, Inc. in conjunction with the Pacific Stock Exchange. Trading in the 250 Index began in January 1993.

      The Fund is not affiliated with or sponsored by Wilshire Associates, Inc. or the Pacific Stock Exchange.

SELLING INDEX CALL OPTIONS

      The Index Plus Fund regularly sells call options on the 100 Index. If you are a shareholder in the Fund, it is important for you to understand some basic information about this investment strategy and the risks involved in option transactions.


      It is easier to understand how index options work if you know some basic concepts about a call option on an individual stock. A covered call option on an individual stock is an option sold (written) on an individual stock owned by the seller. The seller receives cash (a premium) from the purchaser. If the option is not exercised by the purchaser, the seller realizes a gain equal to the premium. This gain may be offset by a decline in the market value of the underlying security. If the option is exercised by the purchaser, the purchaser pays the seller the exercise price and the seller delivers the underlying security. The premium, the exercise price and the market value of the underlying security determine the gain or loss realized by the seller. The seller's obligation terminates when the option expires or when the seller enters into a closing purchase transaction. The cost of entering into a closing transaction reduces any gain realized by the seller.

      A covered call option on a securities index is similar to an option on an individual stock. However, the seller does not deliver the underlying securities if the option is exercised. Index option transactions are settled in cash. The seller pays the purchaser an amount equal to the difference between the closing price of the index and the exercise price of the option. The premium and the settlement amount determine the gain or loss realized by the seller.


RISK FACTORS

      There are risks inherent in all securities investments. Thus, there can be no assurance that a fund will be able to achieve its investment objective(s). Because each fund has long-term investment objectives, none may be an appropriate investment for persons intending to hold fund shares for less than six months.

      Investment in Smaller Companies: Investments in companies with smaller capitalization are generally more speculative than investments in companies with larger capitalization. However, stocks of smaller companies tend to have more growth potential. The Mid Cap Index Fund and the Small Cap Index Fund attempt to provide shareholders with the opportunity to participate in the potential long-term growth of smaller companies while reducing the risks of investments in such companies through appropriate option strategies.


      Selling Index Call Options: Option transactions involve risks not generally associated with investments in stocks. The sale of index call options by the Index Plus Fund limits the Fund's opportunity to profit from an increase in the market value of the underlying index. If the Fund sells exchange-traded call options to hedge its portfolio, the purchaser usually has the right to exercise the options at any time prior to the expiration date. The purchaser normally exercises the options when it is to the purchaser's advantage rather than the Fund's advantage. In addition, the Fund generally does not receive notice of the exercise until the next business day. As a result, the Fund's portfolio is not fully hedged between the time the options are exercised and the time the Fund sells new call options on the next business day. To eliminate the risk of early exercise, the Index Plus Fund generally sells European-style options. European-style options may only be exercised on the expiration date.


      Purchasing Index Options: The purchase of index options involves a risk of loss of all or part of the cash paid for the options.

      Closing Option Transactions: There can be no assurance that a ready market will exist for any particular option at a specific time. Closing transactions for over-the-counter options generally must be negotiated with the other party. These factors could limit the Adviser's ability to close a particular option transaction at a fair price or in a timely manner or to carry out a particular investment or hedging strategy. A fund will enter into an option transaction only if there appears to be a ready market for such options or the fund can effectively close its position by entering into an offsetting position.


      Hedging Strategies: The use of index options to protect or hedge a fund's portfolio will not fully protect the fund against declines in the market value of the securities held in the fund's portfolio. The Adviser may choose not to use all of the available hedging strategies to protect a fund's portfolio. The Adviser may also hedge a fund's portfolio at an inappropriate time or incorrectly anticipate market conditions. In addition, a fund could experience a loss on both its portfolio securities and the options used to hedge these securities. Under unusual market conditions, such as an interruption in trading in an index or certain stocks in the index, the Adviser may be unable to hedge a fund's portfolio effectively. Restrictions imposed by regulatory agencies may also adversely affect a fund's hedging strategy.


      Regulatory Issues: Due to the option strategies employed by the Adviser in managing the portfolios of the funds, it may be more difficult for a fund to qualify as a regulated investment company. Failure to qualify as a regulated investment company could subject the fund to certain tax liabilities and could affect the ability of the fund to meet the regulatory requirements of certain states. In this case, the Adviser might employ investment techniques different from those usually employed by a fund in order to reduce the potential tax liability and to resolve the regulatory issues.

OTHER INVESTMENT STRATEGIES


      Each Gateway fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may be also invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit. For temporary defensive purposes, a fund may hold up to 100% of its assets in such instruments.


      Repurchase Agreements: In a repurchase agreement, a fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the fund's disposition of the collateral held as security for these transactions. Each fund's repurchase agreements are fully collateralized and the fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.


ADDITIONAL INFORMATION

      For further information concerning the investment practices described above and certain risks associated with them, see "Investment Objectives and Practices" in the SAI.

FUNDAMENTAL POLICIES


      The investment objectives and investment restrictions applicable to each Gateway fund are designated as fundamental policies of the fund. Such fundamental policies may not be changed without approval of the holders of a majority of the fund's outstanding shares.


      The investment practices and strategies of a fund as described above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS


      Certain investment restrictions applicable to the Gateway funds are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the funds are set forth in the SAI under the same caption.


      Options on Securities Indexes: No fund may purchase or sell put options, call options or combinations thereof except in accordance with its investment objectives and practices and the following restrictions. The Index Plus Fund may sell covered call options on securities indexes. The Index Plus Fund may purchase exchange-traded put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. The Mid Cap Index Fund and the Small Cap Index Fund may purchase exchange-traded call and put options on securities indexes, provided that after any such purchase not more than 5% of the fund's net assets would be invested in premiums on the purchase of such options. Each fund may enter into closing purchase transactions with respect to options.

      Repurchase Agreements: No fund may invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.

GENERAL INFORMATION ABOUT GATEWAY

THE TRUST AND THE BOARD OF TRUSTEES

      The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has four series: the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund), the Gateway Small Cap Index Fund and the Cincinnati Fund. The Cincinnati Fund is offered by a separate prospectus.

      The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.

      Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

SHAREHOLDER MEETINGS AND VOTING

      A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.


      On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of February 1, 1996, the Adviser held, in a fiduciary capacity, more than 25% of the outstanding shares of the Mid Cap Index Fund and the Small Cap Index Fund. Thus, the Adviser may be deemed to be a control person of each of these funds as of that date.

      As of December 31, 1995, the shareholders of the Index Plus Fund controlled approximately 89% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Index Plus Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

GENERAL INFORMATION ABOUT GATEWAY


                               Investment Adviser:
                        Gateway Investment Advisers, L.P.
                                  P.O. Box 5211
                           Cincinnati, Ohio 45201-5211

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.


                                    Auditor:
                               Arthur Andersen LLP
                                 Cincinnati, OH


                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH


                                    Trustees:
                                 Peter W. Thayer
                                 Walter G. Sall
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly S. Gordon
                                  John F. Lebor
                              William H. Schneebeck

PROSPECTUS


May 1, 1996


CINCINNATI FUND

                  The Cincinnati Fund seeks capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area. Through the use of a proprietary model, portfolio stocks are selected on the basis of level of employment and nature of operations in the Greater Cincinnati Area. Certain industry diversification, liquidity, market capitalization, and listing requirements are also included in the model.

THE GATEWAY FAMILY OF MUTUAL FUNDS


                  The Fund is a series of The Gateway Trust. This Prospectus sets forth concisely the information about the Fund that you should know before investing. You should keep it for future reference. Additional information has been filed with the Securities and Exchange Commission and is included in the Statement of Additional Information of the Fund dated May 1, 1996. The Statement of Additional Information ("SAI") is incorporated herein by reference. You can obtain more information about the Fund or free copies of the SAI by writing or calling: THE GATEWAY TRUST, P. O. BOX 5211, CINCINNATI, OHIO 45201-5211, (800) 354-5525.


THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE SHARES OF ANY MUTUAL FUND. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table Of Contents


FEES AND EXPENSES......................................................   THE CINCINNATI FUND IS 100 % NO-LOAD.  THERE ARE
                                                                          NO SALES CHARGES, 12b-1 FEES, REDEMPTION FEES OR
                                                                          ANNUAL ACCOUNT CHARGES WHEN YOU INVEST IN THE
                                                                          FUND.

FINANCIAL HIGHLIGHTS...................................................   THIS TABLE DISPLAYS FINANCIAL INFORMATION FOR THE
                                                                          CINCINNATI FUND.

HOW TO OPEN AN ACCOUNT.................................................   NEW INVESTORS CAN OPEN AN ACCOUNT BY MAIL OR
                                                                          TELEPHONE.

HOW TO PURCHASE ADDITIONAL SHARES......................................   SHARES MAY BE PURCHASED BY CHECK, WIRE
                                                                          TRANSFER OR AN AUTOMATIC WITHDRAWAL FROM YOUR
                                                                          CHECKING ACCOUNT.

HOW TO REDEEM SHARES...................................................   REDEMPTION REQUESTS CAN BE MADE BY MAIL OR BY
                                                                          TELEPHONE.

ADDITIONAL SHAREHOLDER INFORMATION.....................................   ADDITIONAL INFORMATION ABOUT BUYING AND SELLING
                                                                          SHARES.

DIVIDENDS AND DISTRIBUTIONS............................................   INVESTORS MAY REINVEST THEIR DISTRIBUTIONS AT NO CHARGE.

PERFORMANCE AND RISK INFORMATION.......................................   PERFORMANCE AND RISK INFORMATION.

ABOUT THE INVESTMENT MANAGER...........................................   GATEWAY INVESTMENT ADVISERS, L.P. PROVIDES
                                                                          INVESTMENT ADVISORY SERVICES TO THE FUND.

HOW FUND SHARES ARE PRICED.............................................   THE FUND'S SHARE PRICE IS AVAILABLE 24 HOURS A DAY
                                                                          BY CALLING (800) 354-5525.

TAXES..................................................................   DISTRIBUTIONS GENERALLY ARE TAXABLE AS ORDINARY
                                                                          INCOME OR CAPITAL GAINS.

INVESTMENT PRACTICES AND RESTRICTIONS..................................   INVESTMENT MANAGEMENT PRACTICES FOLLOW SPECIFIC
                                                                          GUIDELINES.  THE FUND HAS ADOPTED CERTAIN INVESTMENT
                                                                          RESTRICTIONS.

GENERAL INFORMATION ABOUT GATEWAY......................................   ADDITIONAL INFORMATION ON THE GATEWAY TRUST
                                                                          AND ITS TRUSTEES.

Fees And Expenses

The Cincinnati Fund is 100% no-load. You do not pay any sales charges when you invest in the Cincinnati Fund.

SHAREHOLDER TRANSACTION EXPENSES

         The Cincinnati Fund (the "Fund") does not charge a fee for purchases, exchanges or redemptions. The Fund is 100% no-load.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Maximum Sales Load on Purchase      None
Maximum Sales Load on
  Reinvested Dividends              None
Deferred Sales Load                 None
Redemption Fees                     None
Exchange Fees                       None

         The custodian of the Fund charges $10 for each wire transfer.

FUND OPERATING EXPENSES


         Annual fund operating expenses are paid from the Fund's assets. The Fund pays a management fee to Gateway Investment Advisers, L.P. (the "Adviser"). The Fund also pays other expenses for services such as maintaining shareholder records and furnishing shareholder statements and Fund reports. The Fund's expenses are factored into its share price each day and are not charged directly to shareholder accounts. The investment advisory contract for the Fund provides for a management fee computed at an annual rate of 0.50% of its average daily net assets. The investment advisory contract requires the Adviser to waive some or all of its advisory fees as necessary to limit the Fund's ratio to 2.00% of its average daily net assets. Any contractual waiver will not exceed the aggregate advisory fee payable by the Fund for the applicable year. The Table presents the advisory fees for the Fund net of the 1995 contractual fee waiver Absent the waiver and voluntary reimbursements, the advisory fees and operating expenses of the Fund would have been 0.50% and 3.18%.



ANNUAL FUND OPERATING EXPENSES
------------------------------
(as a percentage of average net assets)
Management Fees (after waiver)                        0.00%
12b-1 Fees                                            0.00%
Other Expenses                                        1.98%
Total Fund Operating Expenses (after waiver)          1.98%


EXAMPLE

         Assume that the Fund's annual return is 5% and that its operating expenses are exactly as previously described in the Fund Operating Expenses table. For every $1,000 you invested, the table below shows the amount of expenses you would incur if you sold your shares after the number of years indicated. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


CINCINNATI FUND
---------------
One Year                      $ 20
Three Years                   $ 62
Five Years                    $107
Ten Years                     $231

         The purpose of this table is to assist you in understanding the direct and indirect costs and expenses you will bear as a Fund shareholder.

Financial Highlights

The following condensed financial information has been audited by Arthur Andersen LLP, independent public accountants. The audit report on the 1995 financial statements should be read in conjunction with this condensed financial information. The audit report on the 1995 financial statements is incorporated by reference in the Statement of Additional Information and is available from the Trust. The presentation is for a share outstanding throughout each period.



                                                                                                     For the Period from
                                                                              Year Ended             November 7, 1994 to
                                                                           December 31, 1995 (3)      December 31, 1994
                                                                           -----------------         -------------------
Net asset value, beginning of period                                              $ 9.91                    $10.00
                                                                                  ------                    ------

Net investment income                                                               0.04                      0.03
Net gains (losses) on securities                                                    3.46                     (0.12)
                                                                                  ------                    ------

    Total from investment operations                                                3.50                     (0.09)
                                                                                  ------                    ------

Dividends from net investment income                                               (0.07)                     0.00
Distributions from capital gains                                                   (0.22)                     0.00
                                                                                  ------                    ------

    Total distributions                                                            (0.29)                     0.00
                                                                                  ------                    ------

Net asset value, end of period                                                    $13.12                    $ 9.91
                                                                                  ======                    ======

TOTAL RETURN                                                                       35.31%                   (0.90%) (2)

Net assets, end of period (millions)                                               $5.88                    $3.23

Ratio of net expenses to average net assets (1)                                     1.98%                    1.96%

Ratio of net investment income to average net assets (1)                            0.46%                    2.24%

Portfolio turnover rate                                                                9%                       0% (2)

[FN]

(1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.02% in 1995 and 0.04% in 1994 had the Adviser not voluntarily reimbursed expenses. Ratios are annualized in periods less than a year.

(2)      Not annualized.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund.

How To Open An Account

The Cincinnati Fund is available for individuals, IRAs, trusts and pension plans.

OPENING A NEW ACCOUNT

         You may open an account by mail or by telephone. The minimum initial investment generally is $1,000. No sales commission is charged by the Fund for purchases or redemptions of its shares.

BY MAIL

         If you wish to open your account by mail, please complete and sign the New Account Application Form which accompanies this Prospectus. The application has instructions to assist you. Please indicate the amount of your investment in the Fund. When you have completed the application, please mail it to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

         Please include your check or money order payable to THE GATEWAY TRUST with your application.

BY TELEPHONE

         If you open your account by telephone, you must wire your investment to The Gateway Trust. If you wish to open your account by telephone, please call Gateway shareholder services at (800) 354-5525 for instructions. You must provide the following information to open your new account: your name, your address, your social security or tax I.D. number, the size of your initial investment, the Gateway fund in which you wish to invest and the name and address of your financial institution wiring the funds. You must then instruct your financial institution to wire the funds to: THE GATEWAY TRUST, C/O STAR BANK, N.A., ABA #042-0000-13, CINCINNATI, OHIO.

         You must send the following information with your wire: your name, your Gateway account number, and the name of the Fund. See Page 7 for additional information about wire transfers and telephone instructions.

OPENING A NEW IRA ACCOUNT/TRANSFER OF EXISTING IRA

         If you wish to start a new IRA in the Fund or transfer an existing one, please call Gateway shareholder services to obtain the IRA Investment Kit. You can move an existing IRA from a bank or other mutual fund by completing the IRA Transfer Form included in the Kit. If you wish to transfer or roll over money from an employer-sponsored plan such as a 401(k) plan, please call Gateway shareholder services at (800) 354-5525 to obtain the appropriate forms. Gateway IRAs are FREE of any annual charges or transaction fees.

OPENING A TRUST/PENSION PLAN ACCOUNT

         If you wish to open a trust account in the Fund, please complete the New Account Application Form. In the registration section, give the full legal name of the trust. Pension plans may invest in the Fund by completing the New Account Application Form.

OPENING A UNIFORM GIFT TO MINORS ACT ACCOUNT

         If you plan to open a Gateway account for a minor (typically used for educational savings plans), please complete the UGMA/UTMA section of the New Account Application Form. Be sure to include the minor's social security number.

How To Purchase Additional Shares


The minimum amount for an additional investment is $100.

         You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment is $100. If your purchase request is received in good order by 4:00 PM Eastern Time, your purchase will be based on that day's closing price for the Fund.

         After each purchase, you will receive a confirmation statement showing the value of your account. Certificates are not issued for Fund shares.

BY MAIL

         The most common way of purchasing shares in the Fund is by mail. Please send your check or money order and an Additional Investment Form in the prepaid envelope. Additional Investment Forms and prepaid envelopes are included with each confirmation statement, quarterly report and periodic newsletter sent to you. Please make all checks or money orders payable to THE GATEWAY TRUST and mail to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OH 45201-5211.

BY WIRE

         If you wish to avoid any mail delay, you may purchase shares by wire. Please call Gateway shareholder services to arrange a purchase by wire. You must then instruct your financial institution to wire funds to: THE GATEWAY TRUST, C/O STAR BANK, N.A., ABA #042-0000-13, CINCINNATI, OHIO.

         You must send the following information with your wire: your name, your Gateway account number, and the name of the Fund. See Page 7 for additional information about wire transfers and telephone instructions.

BY AUTOMATIC INVESTMENT PROGRAM

         Gateway's Automatic Investment Program is a way to add systematically to your existing Gateway account. When you use the program, money is electronically transferred from your bank account into your Gateway account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. The Automatic Investment Program is free of charge. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

BY EXCHANGE FROM ANOTHER GATEWAY FUND


         To purchase shares by exchanging from another Gateway fund, please call Gateway shareholder services at (800) 354-5525 for instructions. If your exchange request is received by 4:00 p.m. Eastern Time, the exchange will be based on that day's closing prices for the funds involved in the exchange. State securities laws may restrict your ability to make exchanges. The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. The Trust reserves the right to temporarily or permanently terminate the exchange privilege for any shareholder who makes an excessive number of exchanges. You will receive written notice that the Trust intends to limit your use of the exchange privilege. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

How To Redeem Shares


Investors may sell shares by writing or calling Gateway.


         You may withdraw money from your Gateway account at any time by choosing one of the following redemption options. If your redemption request is received in good order by 4:00 p.m. Eastern Time, your redemption will be based on that day's closing price for the Fund.


         Your money will be mailed or wired, depending on the method of redemption and your instructions. Normally your money will be sent on the following business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to 15 days.

BY MAIL

         Redemption requests made in writing should be sent to: THE GATEWAY TRUST, SHAREHOLDER SERVICES, P. O. BOX 5211, CINCINNATI, OHIO 45201-5211.

         Each redemption request should include a letter of instruction, specify the number of Fund shares or dollar amount to be redeemed, and should be signed by all owners of the shares exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. The redemption proceeds will be mailed to the address shown on your account.

         A signature guarantee is not usually required. However, a signature guarantee is required under certain circumstances, including redemptions over $10,000 and those involving payment to persons other than the record owner(s) of the shares. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics cannot guarantee your signature.

BY TELEPHONE


         You may redeem your Fund shares by calling Gateway shareholder services at (800) 354-5525. If you redeem your shares by telephone, the redemption proceeds will be paid by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account. Redemption proceeds can be sent by wire if you completed the wire transfer instructions in your original New Account Application Form or you have sent separate wire transfer instructions to Gateway. Separate wire transfer instructions must be signed by all owners of the shares exactly as their names appear on the account, and the signatures must be guaranteed. The telephone redemption procedure is not available for IRAs.


SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway shareholder services at (800) 354-5525 to make arrangements to use this program.

         See Page 7 for additional information about redemptions and telephone instructions.

Additional Shareholder Information

         If you buy or sell shares of the Fund through a broker, the broker may charge you additional fees and expenses.

         If you buy shares through a wire transfer, The Gateway Trust will not charge you for the wire. Your financial institution may charge you for this service or for transfers from your bank account to the Fund through the Automatic Investment Program. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your institution may also charge you for receiving a wire transfer of redemption proceeds.

         For information about redeeming shares from an IRA, please call Gateway shareholder services at (800) 354-5525. More detailed information about transfers to and distributions from an IRA and a general description of some of the Internal Revenue Service rules governing IRAs are set forth in the SAI.

         The Gateway Trust will not be liable for following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine. All shareholders of the Fund have telephone redemption and exchange privileges unless the shareholder has specifically declined these privileges. If you do not wish to have telephone privileges for your account, you must mark the appropriate section on the New Account Application Form or notify the Trust in writing. To protect shareholders who have telephone privileges, the Trust follows certain procedures, including requiring a form of personal identification before acting upon telephone instructions, making redemption checks requested by telephone payable only to the owner(s) of the account shown on the Trust's records, mailing such redemption checks only to the account address shown on the Trust's records, directing wire redemptions requested by telephone only to the bank account shown on the Trust's records, providing written confirmation of any transaction requested by telephone, and normally tape recording any instructions received by telephone.


         The Gateway Trust reserves the right to reject any investment at any time. The Trust also reserves the right to automatically redeem your account(s) under certain circumstances. You will receive written notice at least 60 days prior to the automatic redemption of your account(s) by the Trust. Your account(s) may be automatically redeemed when the aggregate value of your account(s) falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account(s) to at least $1,000 before the end of the 60-day period. Your account(s) may be automatically redeemed if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period. The Trustees of the Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.


         Redemption proceeds will be sent to you no later than five business days after your request is received in good order. The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends or normal holidays.

Dividends And Distributions

Fund shareholders may reinvest their dividends and distributions at no charge.

         Shareholders of the Fund may elect to receive distributions either in cash or in additional shares of the Fund. If you wish to receive your distributions in cash, please mark the appropriate box on the New Account Application Form. Once your account is opened, you may change the way your distributions are handled by writing or calling Gateway.

         The Fund normally declares dividends and net capital gains, if any, at the end of December.

FUND PRICING WHEN DIVIDENDS ARE DECLARED

         The price of the Fund is affected by its declaration of dividends and capital gains. The price of the Fund, as adjusted for market activity, generally drops by the amount of the declared dividend and capital gain distributions. As an example, assume that on December 31, the Fund declares a dividend in the amount of $0.50 per share. If the Fund's price per share was $16.50 on December 30, the Fund's price on December 31 would be $16.00. The decline of $0.50 per share would be the result of the declaration of the $0.50 dividend.

TAX CONSEQUENCES OF BUYING A DIVIDEND

         If you buy Fund shares just before the Fund declares a dividend, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. In the example above, if you bought shares of the Fund on December 30, you would pay $16.50 per share. On December 31, the Fund would pay you $0.50 per share as a dividend and your shares would be worth $16.00 per share. The dividend paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested the dividend. For this reason, you should carefully consider the tax consequences of buying shares in the Fund in late December.

Performance And Risk Information

Gateway has become an industry leader in providing prospective investors and existing shareholders with the most complete information on its no-load funds.

PERFORMANCE AND RISK INFORMATION

         The Fund will provide performance information to its shareholders and prospective investors. The Fund generally includes total return, cumulative total return, and average annual total return for a stated period, as well as information about the growth of a $10,000 investment in the fund, in its reports and sales literature. The Fund may also provide statistical information about the risks of investing in the Fund. The risk measurements used by the Fund include its standard deviation and beta. A more complete description of the performance and risk measurements used by the Fund is included in the SAI.

COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to various indexes, such as the S&P 500 Index. The Fund may also compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc. and Value Line Mutual Fund Survey, or by other financial publications.

EXPLANATION OF TERMS

         Total return is the change in the value of an investment in a fund over a given period, assuming reinvestment of distributions.

         A cumulative total return reflects actual performance over a stated period of time.

         An average annual total return is a rate of return that, if achieved consistently throughout a given period, would produce a cumulative total return equal to that actually achieved by the fund over the same period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

         Standard deviation is a statistical measure of volatility. It measures the expected change in the value of a fund or a market index such as the S&P 500 Index. A fund with an expected return of 10% and a standard deviation of 15% would be expected to show returns of -5% to +25% in two out of every three years. Volatility is often used as a measure of risk. A lower standard deviation implies lower volatility.

         The beta is a measure of a fund's volatility relative to an appropriate index. It measures how much the value of a fund fluctuates compared to the index. As an example, the S&P 500 Index has a beta of 1.0. Any stock mutual fund with a beta greater than 1.0 is more volatile than the stock market, and any fund with a beta lower than 1.0 is less volatile than the stock market as represented by the S&P 500 Index.

         The S&P 500 Index is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.


         The Lehman Government/Corporate Bond Index is a widely recognized measure of performance for the bond market representing an unmanaged index of selected government and corporate bonds. The Lehman Index figures assume reinvestment of all distributions paid on the bonds in the index.

         The Consumer Price Index is a widely recognized measure of inflation calculated by the U.S. government.




                             GROWTH OF $10,000 CHART

                                                            S&P 500             US T-BILLS
                               CINCINNATI FUND            STOCK INDEX            (30 DAY)
                               ---------------            -----------           ----------
                                  $10,000.00              $10,000.00            $10,000.00
Nov-94                             $9,780.00               $9,635.80            $10,039.30
Dec-94                             $9,910.00               $9,778.70            $10,078.75
Jan-95                            $10,070.00              $10,032.26            $10,118.36
Feb-95                            $10,350.00              $10,423.22            $10,161.87
Mar-95                            $10,620.00              $10,730.81            $10,204.25
Apr-95                            $10,930.00              $11,046.83            $10,253.33
May-95                            $11,340.00              $11,488.37            $10,302.24
Jun-95                            $11,650.00              $11,755.25            $10,349.84
Jul-95                            $12,150.00              $12,145.05            $10,395.68
Aug-95                            $12,310.00              $12,175.53            $10,442.88
Sep-95                            $12,739.62              $12,689.34            $10,486.74
Oct-95                            $12,689.62              $12,644.04            $10,528.69
Nov-95                            $13,169.28              $13,199.11            $10,575.01
Dec-95                            $13,409.62              $13,453.33            $10,614.14

Past performance does not guarantee future performance. Your investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

About The Investment Manager


INVESTMENT ADVISER

         Gateway Investment Advisers, L.P., a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser is the successor in interest to the assets, business and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The principal and controlling shareholders of GIA are Walter G. Sall and J. Patrick Rogers. As of December 31, 1995, the Adviser had approximately $600 million in assets under its management, including approximately $195 million in assets invested in the funds.


         The Adviser provides the Fund with investment research and advice and enters buy and sell orders with brokers on its behalf. In effecting portfolio transactions for the Fund, the Adviser uses its best efforts to obtain the most favorable price and execution available for the Fund, except to the extent that it may be permitted to pay higher commissions for brokerage and research services. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of Fund shares by a broker as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         The Fund pays the Adviser a management fee calculated at an annual rate of 0.50% of the average daily net asset value of the Fund.

         The Fund pays all of its ordinary business expenses, other than advertising and marketing expenses which are paid by the Adviser, plus extraordinary expenses as determined by the Board of Trustees. Ordinary business expenses include the management fees of the Adviser, brokerage commissions, fees paid to the Adviser for providing shareholder services, expenses incurred in the registration of the Fund shares with federal and state securities agencies, and the Fund's proportionate share of the collective general expenses, such as expenses of printing and distributing shareholder reports, fees paid to the custodian, certain printing and mailing costs, professional fees, and insurance costs. These expenses are generally apportioned among the funds of the Trust on the basis of the number of shareholders in each fund.


         The Adviser provides shareholder, transfer, and dividend disbursing services ("shareholder services") and financial services to the Fund. A monthly minimum fee of $2,500 is paid by the Fund to the Adviser for said shareholder services. The Fund also reimburses the Adviser for printing, mailing, compliance, and processing expenses associated with providing shareholder services. These processing expenses cannot exceed 0.2% of the Fund's average net assets. The Fund pays the Adviser a monthly fee of $4,000 for financial and administrative services. The Adviser's mailing address is P. O. Box 5211, Cincinnati, OH 45201-5211.



PORTFOLIO MANAGER PROFILE
J. Patrick Rogers, CFA
MBA Xavier University 1994
BBA University of Notre Dame 1986
Age 32

         J. Patrick Rogers, CFA, is the sole portfolio manager of the Cincinnati Fund. He joined Gateway Investment Advisers, Inc. in 1989 and is currently president of Gateway Investment Advisers, Inc. and co-portfolio manager for the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Fund along with Mr. Peter Thayer.

         He was awarded the Martin B. Friedman Award at Xavier University which is given annually to the most outstanding MBA student. Mr. Rogers is a frequent speaker at various individual investor groups, including AAII, and is active in many industry associations, including the 100% No- Load Mutual Fund Council.

         He and his wife, Elizabeth, have two children.

How Fund Shares Are Priced

         The net asset value (closing price) of the Fund ordinarily is determined as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern Time on each day during which the Exchange is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees.

         Net asset value is determined by deducting the liabilities of the Fund from the market or fair value of its assets. Portfolio securities are normally valued at the mean of the closing bid and asked quotations. Securities for which there are no such quotations, securities in which trading has been suspended during the day, and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

Taxes

TAXES ON DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute to its shareholders substantially all of its net investment income and net capital gains, as determined in accordance with appropriate tax regulations.

         Each January you will receive a Form 1099-DIV from Gateway. It will show the amount and Federal income tax treatment of all distributions paid to you during the year. Distributions of any net investment income and net realized short-term capital gains are taxable to you as ordinary income, whether or not you reinvest. Distributions of net long-term capital gains are taxable as long-term capital gains, whether or not you reinvest and regardless of how long you held your Fund shares. Redemptions, including exchanges between Gateway funds, will be reported to you on Form 1099-B.

         For corporations, distributions of net investment income from the Fund may be eligible for the 70% dividends-received deduction.

         Contributions, investments and distributions with respect to IRAs are subject to specific IRS rules. The SAI contains additional information about these rules.

         The tax discussion set forth above and in the SAI is included for general information only. You must determine the applicability of state and local taxes to dividends and distributions received on your shares of the Fund and to proceeds received from redemptions or exchanges of Fund shares. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in the Fund.

Investment Practices And Restrictions

CINCINNATI FUND

         The investment objective of the Cincinnati Fund is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area ("Cincinnati Companies").

         Investment Practices: The Fund attempts to achieve its objective by investing in the common stocks of Cincinnati Companies that meet certain criteria included in a proprietary model developed by the Adviser. These criteria include level of employment and nature of operations in the Greater Cincinnati Area. The Adviser has also incorporated certain industry diversification, liquidity, market capitalization, and listing criteria into the model. The Adviser uses the proprietary model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock.

         To be eligible for inclusion in the Fund's portfolio, a stock currently must meet the following model criteria: (1) the stock must be issued either by a company that employs at least fifty persons in the Greater Cincinnati Area or by a company that maintains its corporate headquarters in the Greater Cincinnati Area, (2) the stock must be issued by a company with a market capitalization of $5 million or more, and (3) the stock must be listed on a national securities exchange, such as the New York Stock Exchange, the American Stock Exchange or the National Market System of the NASDAQ. The Greater Cincinnati Area, for purposes of the model, is defined as the Cincinnati and Hamilton-Middletown Consolidated Metropolitan Statistical Area ("CMSA"). The CMSA includes Hamilton, Clermont, Warren, and Butler counties in Ohio; Boone, Campbell, and Kenton counties in Kentucky; and Dearborn county in Indiana.

         At the end of each quarter, the Adviser rebalances the portfolio and makes appropriate adjustments in the portfolio to reflect changes in the underlying corporate data. In addition, the Adviser may modify the proprietary model, or the selection criteria incorporated in the model, in response to market and economic developments. Such modifications could result in changes to the composition of the Fund's portfolio.

RISK FACTORS


         There are risks inherent in all securities investments. Thus, there can be no assurance that the Fund will be able to achieve its investment objective. Changes and developments in the economic environment of the Greater Cincinnati Area may have a disproportionate effect on the Fund's portfolio. Because the composition of the Fund's portfolio is determined by the model's criteria, the Adviser generally will not consider other factors, such as favorable or unfavorable developments regarding a particular Cincinnati Company or its stock, in managing the portfolio.


         The portfolio of the Fund contains some small capitalization stocks. Investments in companies with smaller capitalization are generally more volatile and may be less liquid than investments in companies with larger capitalization.

         As the Fund has a long-term investment objective, it may not be an appropriate investment for persons intending to hold Fund shares for less than six months.

OTHER INFORMATION

         Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities from two sources: a) those issued by companies that maintain their headquarters in the Greater Cincinnati Area; and, b) those issued by companies that are headquartered elsewhere who rank among the 25 largest publicly held employers in the Greater Cincinnati Area. The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash instruments. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.

         In a repurchase agreement, the Fund acquires securities suitable for investments in accordance with its policies and the seller (usually a bank) agrees at the time of sale to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. Investments in repurchase agreements are also subject to the risk that the selling bank may become financially insolvent which could prevent or delay the Fund's disposition of the collateral held as security for these transactions. Such repurchase agreements are fully collateralized and the Fund takes possession of such collateral, thus reducing the risk of default. The collateral is subject to continuing market fluctuations and its value could be more or less than the repurchase price.

FUNDAMENTAL POLICIES

         The investment objective and investment restrictions of the Fund are designated as fundamental policies. Such fundamental policies may not be changed without approval of the holders of a majority of the Fund's outstanding shares.

         The investment practices of the Fund as described above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS

         Certain investment restrictions applicable to the Fund are described below. The complete text of these restrictions is set forth in the SAI under the caption "Other Information about Investment Practices and Restrictions." Additional investment restrictions pertaining to the Fund are set forth in the SAI under the same caption.

         Investments in One Issuer: The Fund may not purchase any security if, as a result, the Fund would then hold more than 10% of the common stock of the issuer.

         Investments in Start-Up Companies: The Fund may not purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies less than three years old.


         Investments in Repurchase Agreements: The Fund may not invest more than 5% of its total assets in repurchase agreements with a maturity longer than seven days.

General Information About Gateway


         The Gateway Trust is an open-end management investment company established as an Ohio business trust in 1986. From 1977 to 1986, the Trust's predecessor operated as a Maryland corporation. The Trust has four series: the Cincinnati Fund, the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund (formerly the Gateway Capital Fund) and the Gateway Small Cap Index Fund. Shares of the Cincinnati Fund are offered by this prospectus. The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund and the Small Cap Index Fund are offered by a separate prospectus.


         The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.

         Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. In addition, a meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.


         On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. As of February 1, 1996, First Cinco, a common trust fund of Star Bank, N.A. of Cincinnati, Ohio, held more than 25% of the outstanding shares of the Fund. Thus First Cinco may be deemed to be a control person of the Fund. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract.

         Shareholders vote in the aggregate to elect Trustees. As of December 31, 1995, the shareholders of the Index Plus Fund controlled approximately 89% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust vote in the aggregate on a matter such as the election of Trustees, the shareholders of the Index Plus Fund will be able to decide the matter. Shareholders do not have cumulative voting rights as to the election of Trustees. Therefore, the affirmative vote of shareholders owning more than 50% of the shares of the Trust present at a meeting is required to elect a Trustee.

                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773

                                THE GATEWAY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement is not a prospectus but should be read in conjunction with the current Prospectus of The Gateway Trust (the "Trust") for the Gateway Index Plus, Mid Cap Index, and Small Cap Index Funds dated May 1, 1996. A copy of the Prospectus may be obtained from the Trust, by written or telephone request, directed to the Trust at the address or the telephone number shown below.

      The date of this Statement of Additional Information is May 1, 1996.



                   P. O. Box 5211, Cincinnati, Ohio 45201-5211

                                 (800) 354-6339

                                TABLE OF CONTENTS


INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         General Information about Gateway Trust  . . . . . . . . . . . . . . . . . . . . . . .   6
INVESTMENT OBJECTIVES AND PRACTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Gateway Index Plus Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Gateway Mid Cap Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Gateway Small Cap Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
OPTION TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Selling Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         Selling Covered Put Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Purchase of Put and Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Options on Securities Indexes  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         Covered Index Call Options Sold by the Index Plus Fund . . . . . . . . . . . . . . . .   10
INVESTMENT PRACTICES, RISKS AND RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Other Investment Practices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         Certain Risks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
PERFORMANCE AND RISK INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
         Performance Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                 Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . .   16
                 Historical Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Risk Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 Comparative Indexes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
                 Standard Deviation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                 Beta . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         Rankings and Comparative Performance Information . . . . . . . . . . . . . . . . . . .   19
SHAREHOLDER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         Shareholder Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Automatic Investment Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         Systematic Withdrawal Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         IRAs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         Qualified Pension and Profit Sharing Plans . . . . . . . . . . . . . . . . . . . . . .   24
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . .   24
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Gateway Investment Advisers, L.P.. . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Investment Advisory Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
         Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
         Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent . .   29

BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

ADDITIONAL TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         Federal Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         State and Local Tax Aspects  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
TRUSTEES AND OFFICERS OF THE TRUST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . .   36
PRINCIPAL HOLDERS OF FUND SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Index Plus Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36
         Mid Cap Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Small Cap Index Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
         Shares Held By Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
SCHEDULE A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
SCHEDULE B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
SCHEDULE C  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45

SCHEDULE D  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48

                                  INTRODUCTION

GENERAL INFORMATION ABOUT GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). At present, there are four series of the Trust:

                Name of Fund                                Date Organized
                ----------------------------------------------------------
                Gateway Index Plus Fund                     1977

                Gateway Mid Cap Index Fund                  July 1992

                Gateway Small Cap Index Fund                April 1993

                Cincinnati Fund                             November 1994


         Gateway Index Plus Fund was known as Gateway Option Index Fund until March, 1990; as Gateway Option Income Fund until February, 1988; and as Gateway Option Income Fund, Inc. until May, 1986. Gateway Mid Cap Index Fund was known as Gateway Capital Fund until December, 1993.

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income-Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus and Statement of Additional Information.

         Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's By-laws, as amended.

                       INVESTMENT OBJECTIVES AND PRACTICES

GATEWAY INDEX PLUS FUND

         The Index Plus Fund's investment objective is to achieve a high total return at a reduced level of risk. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.


         The Index Plus Fund primarily invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 100 Stock Index (the "100 Index"). A list of the companies whose stocks are included in the 100 Index is set forth in Schedule "A" to this Statement. The Fund sells call options on the 100 Index and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund occasionally purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes and , purchase call options on securities indexes; however, the Fund does not intend enter into these types of transactions.

GATEWAY MID CAP INDEX FUND


         The Mid Cap Index Fund's primary investment objective is long-term growth of capital with a secondary objective of conserving principal. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Mid Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the S&P MidCap 400 Index (the "400 Index"). A list of the companies whose stocks are included in the 400 Index is set forth in Schedule "B" to this Statement. Because the 400 Index is composed of four hundred equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 400 Index. Although Gateway Investment Advisers, L.P., the Adviser to the Funds
("Adviser") monitors the Mid Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Mid Cap Index Fund substantially corresponds to the composition of 400 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 400 Index.

         The Mid Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 400 Index and similar middle capitalization securities indexes. The Mid Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "Investment Practices" in the Combined Prospectus.

         The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap Index (the "250 Index"). A list of the companies whose stocks are included in the 250 Index is set forth in Schedule "C" to this Statement. Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. Although the Adviser monitors the Small Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Small Cap Index Fund substantially corresponds to the composition of 250 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 250 Index.

         The Small Cap Index Fund occasionally engages in the purchase of put and call options on securities indexes, such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.

                               OPTION TRANSACTIONS

         This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

         A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.


         The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.


         The Index Plus Fund is the only Gateway fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "Sale of Covered Call Index Options by the Index Plus Fund."

SELLING COVERED PUT OPTIONS

         The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.


         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Index Plus Fund is the only Gateway fund authorized to sell covered put options. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS


         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.


         The Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each are authorized to purchase index put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets.


OPTIONS ON SECURITIES INDEXES

         An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE INDEX PLUS FUND

         The Index Plus Fund sells call options on the 100 Index in an attempt to earn a greater total return over the long term than it would earn by investing only in the stocks in the 100 Index.

         Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both) on the 100 Index. The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells a call option on the 100 Index, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the 100 Index (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the

Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

         When the Fund sells a call option on the 100 Index, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission. The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option the securities against which the call option is written, (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option, or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding the stocks included in the 100 Index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option on the 100 Index.

         The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the 100 Index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the 100 Index, the Fund would not be able to close out its option positions.

         The Index Plus Fund has the authority to sell covered call options on indexes other than the 100 Index. If the Fund did so, considerations similar to those described above would be applicable to such options.

         Additional information about the Fund's investment practices and strategies with respect to option transactions, and certain risks related to such transactions, is set forth under the caption "Investment Practices" in the Combined Prospectus.

                  INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

         Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions. In addition, each fund may hold cash received from the sale of its shares which it has not yet invested. The Adviser may determine, from time to time, that one or more funds should temporarily reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stocks. Cash held by a fund, for whatever reason, may be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper or certificates of deposit (collectively "cash equivalents") or repurchase agreements.


         Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poors Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.


         Repurchase agreements are instruments under which the fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund' s total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

         The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries and factors affecting the performance of individual stocks.

         Standard and Poor's Corporation ("S&P") obtains information for inclusion in or for use in the calculation of the S&P 100 Index and the S&P MidCap 400 Index from sources which S&P considers reliable. S&P HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE INDEX PLUS FUND OR THE MID CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE S&P 100 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN.

         Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

         Other risks related to the investment practices and strategies of each fund are described in the under the caption "Investment Practices" in the Combined Prospectus.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to each of the funds that may not be changed without a vote of shareholders of that fund. Under these policies, the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but the fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position, (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time. It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund' s total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market. In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow in an amount up to one-quarter of the value of its total assets including the amount borrowed. If due to market fluctuations or other reasons the value of such fund' s assets falls below 400% of its borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage, but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. (The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.)

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than one-half of 1% of the securities of that company, together own beneficially more than 5% of such securities.


         8. A fund may not buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.


         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

         10. A fund may not make investments for the purpose of exercising control or management.

         11. A fund may not participate on a joint basis, or a joint and several basis, in any trading account in securities.

         12. A fund may not purchase any security restricted as to disposition under the Federal securities laws.

         13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

         14. A fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements. No more than 5% of the fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. A fund may not purchase any security (other than U. S. Government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables), Government securities and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. (All of the Trust's funds taken as a group also must satisfy this 10% test.)

         17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

         18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Index Plus Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes, (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof, (iii) sell covered put options, provided that after any such sale the Index Plus Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options, and (iv) enter into closing purchase transactions with respect to such options, and (b) the Mid Cap Index Fund and the Small Cap Index Fund each may purchase exchange-traded puts and calls, provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.


         In addition to these fundamental policies, the Trust has specifically undertaken, as a condition of state registration, to limit the investment in warrants by any fund to no more than 5% of such fund's net assets, and to further limit to 2% of any fund's net assets any investment by such fund in warrants which are not listed on the New York or American Stock Exchanges. Similarly, the Trust has undertaken to limit the short sales discussed in paragraph 4 above to the lesser of 2% of the value of securities of any one issuer in which any fund is short, or 2% of the securities of any class of any issuer.


         In order to comply with the securities laws and regulations of the State of Texas, the Trust has also agreed that the following restrictions will be applicable to each fund that registers its securities in the State of Texas.
(1) The fund will not invest in any oil, gas or other mineral. (2) The fund will not invest in real estate limited partnerships. (3) The fund will not invest more than 15% of its net assets in "illiquid" securities.

         Although the practices described in paragraphs 4, 5 and 6 above could involve more than 5% of a fund's assets, none of those practices has been employed by any fund (or the Index Plus Fund's predecessor, Gateway Option Income Fund, Inc.) since January 1, 1983. The Adviser has no current intention of causing any fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The funds may quote performance in various ways. All performance information supplied by the funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration. A fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula.

P(1 + T)to the nth power  = ERV where     T equals:        Average annual total return
                                          n equals:        Number of years and portion of a year
                                          ERV equals:      Ending redeemable value (of an initial hypothetical $1,000 investment) at the end of the period
                                          P equals:        $1,000 (the hypothetical initial investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, shareholders should realize that a fund' s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year and cumulative total returns may be quoted as a percentage or as a dollar amount.


         HISTORICAL RESULTS

         The following chart shows each fund's average annual and cumulative total returns for the period ended December 31, 1995:


Average Annual Total Return           One Year        Five Year        Ten Years   Life of Fund
-----------------------------------------------------------------------------------------------
Index Plus Fund                         11.04%          9.29%            10.10%        10.37%
Mid Cap Index Fund                      25.68           N/A              N/A            7.45
Small Cap Index Fund                    21.81           N/A              N/A            8.12

Cumulative Total Return      One Year        Five Year        Ten Years      Life of Fund
-----------------------------------------------------------------------------------------
Index Plus Fund               11.04%           55.93%          161.63%          590.03%
Mid Cap Index Fund            25.68              N/A              N/A            26,30
Small Cap Index Fund          21.81              N/A              N/A            21.95

         The table below shows the redeemable value on December 31, 1995 for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods (or at the commencement of the fund's operations). The table assumes all dividends and distributions have been reinvested in additional fund shares.

                             One Year        Five Years       Ten Years      Life of Fund
-----------------------------------------------------------------------------------------
Index Plus Fund              $11,104         $15,593          $26,163          $59,003
Mid Cap Index Fund           $12,568             N/A              N/A          $12,630
Small Cap Index Fund         $12,181             N/A              N/A          $12,195

RISK INFORMATION


         In evaluating the performance of any investment, including an investment in a Gateway Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss, than an investment in a mutual fund that invests in U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given shareholder will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

         COMPARATIVE INDEXES

         The performance and risk of the Index Plus Fund, the Mid Cap Index Fund, and the Small Cap Index Fund is compared to the performance and risk of the S&P 500 Index and the Lehman

Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.


         For example, as of December 31, 1995, the annual standard deviation for the Index Plus Fund over the past three years was 3.98% while the standard deviation for the S&P 500 Index was 8.22 %. Thus, the S&P 500 Index was almost twice as volatile as the Index Plus Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time and a total return ranging from -35% to +55% about 97% of the time.


         BETA

         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.


         For example, the beta of the Index Plus Fund was 0.34 for the last five years ended December 31, 1995. The Index Plus Fund would be expected to perform approximately half as well as the market (as defined by S&P 500 Index) in up markets and half as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.


RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings (such as the proprietary ratings published by Morningstar, Inc.) or rankings (such as the rankings of funds in various categories published by Lipper Analytical Services, Inc.). Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

SHAREHOLDER ACCOUNT

         Each fund maintains a shareholder account for investors who purchase its shares. The shareholder account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of purchases, redemptions, and share balances for each shareholder. Shortly after each purchase, the Servicing Agent will mail a confirmation to the shareholder showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, a shareholder may elect any of the following options: (1) reinvestment at net asset value of all distributions or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any shareholder account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of any of the funds may be purchased on a monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such money transferred automatically from a shareholder's bank account to the Trust for purchase of shares. A shareholder can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-6339.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder' s account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-6339.

IRAS

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA (the "Gateway IRA") which can be adopted by an investor and which is specifically designed to permit the shareholder to invest in shares of the Gateway funds selected by the shareholder. The custodian of the Gateway IRAs is Star Bank. Investors can obtain forms to establish Gateway IRAs by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. As is briefly discussed below, an investor who has compensation for a taxable year may make contributions within certain limits to his or her own IRA (and, in limited situations, an IRA for his or her spouse). Certain of the investor's contributions to the IRA may be deductible from income in determining his or her Federal income tax for the taxable year of the contributions and not taxed until withdrawn from the IRA. Also, certain amounts received from another IRA may be able to be rolled over or transferred to an IRA and thereby avoid Federal income tax on the amounts rolled over or transferred until withdrawn from the new IRA. In addition, certain amounts distributed from a tax-qualified employer plan may be able to be rolled over directly to an IRA and thereby avoid income tax withholding on the amounts rolled over. Further, all earnings generated in the IRA are not taxed until distributed from the IRA.

         To explain in more detail, in general, any investor who has compensation in a taxable year is eligible: (1) to establish and/or make contributions to an IRA for his or her own benefit for such taxable year (except for the taxable year in which he or she attains the age of 70-1/2 or any later taxable year); and (2) to establish and/or make contributions to an IRA for his or her spouse, provided the spouse either has (or elects to be treated as having) no compensation for the taxable year and provided the spouse has not attained the age of 70-1/2 by the close of such taxable year. Such an investor may contribute for the applicable taxable year up to the lesser of $2,000 ($2,250 for spousal IRAs for both the investor and his or her non-earning spouse, if applicable) or 100% of his or her compensation for the taxable year. If both the investor and his or her spouse have compensation, each may contribute up to such limits to separate IRAs.

         The amount contributed to an IRA under the above rules is deductible from income of the investor in determining Federal income tax for the applicable taxable year; except that if the investor (or his or her spouse) is an active participant in an employer-maintained retirement or profit sharing or similar type of plan for such taxable year, the ability to deduct the contribution is phased out if the adjusted gross income, as modified in certain respects for this purpose ("AGI"), of the investor is above a certain amount. Specifically, for such an investor filing a joint return with his or her spouse, the deduction is phased out for AGI between $40,000 and $50,000 (and hence is not available at all when the AGI on the joint return is above $50,000). When such an investor is not married, the deduction is phased out for AGI between $25,000 and $35,000 (and hence is not available when the AGI is above $35,000). For an investor who is married but files a separate tax return, the deduction is phased out for AGI between $0 and $10,000 (and hence is not available when the AGI is above $10,000). In determining whether the investor's spouse's active participant status is taken into consideration and the applicable AGI limits, an investor and his or her spouse who file separate returns for the applicable tax year and live apart at all times during such tax year will not be treated as married for such year.

         Additional contributions can be made to an investor's IRA if contributed by the investor's employer pursuant to a simplified employee pension plan ("SEP") maintained by the employer. Currently, the maximum amount able to be contributed to an investor's IRA through his or her employer's SEP (and assuming the employer maintains and has maintained no other qualified plans for the investor) is generally 15% of the investor's compensation from that employer (determined without regard to the SEP contributions) or $22,500, whichever is less. Contributions to an investor's IRA under an SEP program generally, if within the above limits, are not included in the investor' s income for Federal income tax purposes.

         Further, an investor may be able to roll over amounts received from another IRA, or from a tax-qualified profit sharing, stock bonus, pension, or annuity plan of an employer, to a Gateway IRA and be able by such method defer paying taxes on the part of the distribution rolled over until such amounts are withdrawn from the new IRA, provided certain conditions are met.

         A shareholder may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to the Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that a shareholder can use to make direct IRA transfers.

         A shareholder can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway IRA. The distribution should be wired to:

                 The Gateway Trust c/o Star Bank, N.A.
                 ABA #042-0000-13
                 Cincinnati, Ohio
                 Name (insert shareholder name)
                 Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         A shareholder can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                 The Gateway Trust
                 Shareholder Services
                 P. O. Box 5211
                 Cincinnati, Ohio 45201-5211

         A shareholder can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the shareholder and by endorsing or cashing the check and depositing some or all of the proceeds in his or her Gateway IRA. The deposit must be delivered in person or mailed to The Gateway Trust at the above address within sixty days of receiving the distribution. The employer's plan must withhold 20% of the taxable amount for Federal income tax if a shareholder chooses a sixty-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70-1/2 cannot be rolled over.

         In general, amounts earned in an IRA from any contributions (whether such contributions are deductible, nondeductible, or rollover contributions) are not subject to Federal income tax until such amounts are distributed to the owner of the IRA (or, in the case of the owner's death, his or her beneficiary under the IRA), at which time they are taxed as ordinary income. All distributions from an IRA are taxable, except for the part of any distribution deemed a return of prior nondeductible contributions to the IRA. Generally, distributions cannot begin without penalty until the owner reaches age 59-1/2 or is disabled, and must both begin by April 1 of the year following the year he or she attains age 70-1/2 and be paid in accordance with tax rules over the life of the IRA owner or the joint lives of the owner and his or her IRA beneficiary (or the life expectancy of the owner or the joint life and last survivor expectancy of the owner and the IRA beneficiary). In addition, certain excise (or penalty) taxes apply under Federal law if contributions exceed applicable limits, if distributions are not made when required, or if the amount distributed in any taxable year exceeds certain high levels. To make a withdrawal from a Gateway IRA, a shareholder should contact Shareholder Services at (800) 354-6339.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust on any IRA, SEP-IRA, retirement, pension or profit-sharing plan, including a 401(k) plan. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

QUALIFIED PENSION AND PROFIT SHARING PLANS

         Employers with existing retirement, pension or profit sharing plans may purchase shares of any fund by completing the New Account Application Form which accompanies the Prospectus. The possible use, at no additional charge, of the Systematic Withdrawal Plan provides an optional method for employees to receive retirement benefits on a regular basis.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Shares" and "How To Sell Shares" in the Combined Prospectus. Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of any fund is included in the Combined Prospectus under the caption "How Fund Shares Are Priced."

         Certificates for shares of any fund will not be issued.

         The minimum initial investment is $1,000 and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter 60 days prior to redeeming the shareholder's account(s).

         The Trust will automatically redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the funds are not available for purchase at the time the aggregate value of the account(s) falls below $800.

         The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions involving more than $10,000 (on the date of receipt by the Servicing Agent of all necessary documents) and for any redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). These requirements are not applicable to redemptions from Gateway-sponsored IRAs. The signature guarantee requirement may be waived by the Trust in certain instances. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (1) on the written request for redemption, (2) on a stock power which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in any of the markets which a fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (3) if any emergency exists as defined by the Commission so that disposal of investments or determination of a fund's net asset value is not reasonably practicable, or (4) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

         Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund whose shares are being redeemed. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.


         Gateway Investment Advisers, L.P., a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. Gateway Investment Advisers, L.P. (the "Adviser") became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporation ("ABI") is the sole limited partner with a 24% ownership interest. ABI is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore, Maryland. As of December 15, 1995, Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, a co-portfolio manager of the funds of the Trust, together owned of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is the Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Lucinda S. Mezey who is employed by Brown Asset Management as their Chief Investment Officer. Brown Asset Management is affiliated with ABI.


INVESTMENT ADVISORY CONTRACTS


         The Trust has retained the Adviser under investment advisory contracts ("Adviser Contracts") to act as investment manager and in such capacity supervise the investments of the Gateway funds, subject to the policies and control of the Trust's Board of Trustees. Contracts for the Index Plus Fund, Mid Cap Index Fund and Small Cap Index Fund became effective December 15, 1995. Services were provided by GIA under substantially identical contracts prior to this date.


         Pursuant to the Adviser Contracts, the Adviser, at its sole expense, provides each fund with (1) investment recommendations regarding such fund's investments, (2) office space, telephones, and other office equipment, and (3) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (1) advertising and other marketing expenses in connection with the sale of the shares of the funds, (2) expenses of printing and distributing prospectuses and related documents to prospective stockholders, and (3) association membership dues (other than for the Investment Company Institute). The Adviser Contracts further provide that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contracts provide that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated between the funds by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

-    fees and expenses of Trustees not employed by the Adviser.

- expenses of printing and distributing prospectuses to current shareholders of the Trust.

- expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws and maintaining and updating such registrations and qualifications.

- interest expense, taxes, fees and commissions (including brokerage commissions).

-    expenses related to repurchases and redemptions of shares.

- charges and expenses of custodians, transfer agents, dividend disbursing agents and other service providers.

-    expenses of valuing shares of each fund.

- printing and mailing costs other than those expressly assumed by the Adviser.

-    auditing, accounting and legal expenses.

- expenses incurred in connection with the preparation of reports to shareholders and governmental agencies.

-    expenses of shareholder meetings and proxy solicitations.

-    insurance expenses.

- all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser, the Index Plus Fund, the Mid Cap Index Fund and the Small Cap Index Fund each pays the Adviser an advisory fee computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million. The rate of such advisory fee is higher than that paid by many other funds for advisory services.

         If total expenses of any fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed the specified percentage of such fund's average daily net asset value for such year, the Adviser Contracts require the Adviser to bear all such excess expenses up to the amount of the advisory fees. The applicable expense limitation percentage for each fund are: 1.5% of the Index Plus Fund's average daily net asset value, 1.5% of the Mid Cap Index Fund's average daily net asset value, and 2.0% of the Small Cap Index Fund's average daily net asset value. Each month the investment advisory fee is determined and each fund's expenses are projected. If such fund's projected expenses are in excess of the above-stated expense limitations, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to each fund shall not exceed the aggregate advisory fee paid by such fund to the Adviser for such year.

         The following table shows the advisory fees earned by the Adviser and the amount of the fees waived by the Adviser in the years ended December 31, 1995, 1994, 1993 and 1992. The 1992 information shown for the Mid Cap Index Fund is for the three-month period ended December 31, 1992. The 1993 information shown for the Small Cap Index Fund is for the period from June 16 to December 31, 1993.



  Fee and Waiver             Index Plus Fund          Mid Cap Index Fund          Small Cap Index Fund
------------------------------------------------------------------------------------------------------
1995 Fee Earned                $1,246,576                  $50,766                      $85,502
1995 Fee Waived                      None                  $50,766                      $85,502
1995 Fee Paid                  $1,246,576                        0                            0

1994 Fee Earned                 $1,273,842                 $84,778                     $114,449
1994 Fee Waived                       None                 $81,284                     $ 15,135
1994 Fee Paid                   $1,273,842                 $ 3,494                     $ 99,314

1993 Fee Earned                 $1,506,566                 $95,395                      $47,791
1993 Fee Waived                       None                 $66,914                      $16,373
1993 Fee Paid                   $1,506,566                 $28,481                      $31,418







         The Adviser Contracts further provide that the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder. The Advisory Contracts contemplate that the Adviser may act as an investment manager or adviser for others.


         The Adviser Contracts may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract, and by vote of the shareholders of the applicable fund.

         The Adviser Contracts may be terminated, upon 60-days' written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the applicable fund or (iii) by the Adviser. Each Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contracts continue in effect until December 31, 1996, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved, in advance, (1) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the advisory contract or "interested persons" (as defined in the Investment Company Act of 1940), by votes cast in person at a meeting specifically called for such purpose.


CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust' s assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL SERVICING
AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains an account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

        As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing

Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payment to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust' s current prospectuses


         Each fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. Each fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The portion of the reimbursement related to processing expenses cannot exceed 0.2% of the fund' s average net assets. In addition, each fund pays the Service Agent a monthly fee of $4,000 for the financial and administrative services it provides. For the year ended December 31, 1995, the Adviser earned $630,694 in its capacity as Servicing Agent.

                                    BROKERAGE


         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.


         In effecting portfolio transactions for each fund, the Adviser shall always seek best execution, which is to execute the Fund' s transactions where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in each fund' s best interests, considers all relevant factors, including:


-    price.

-    the size of the transaction, the nature of the market for the security.

-    the amount of commission.

-    the timing of the transaction taking into account market prices and trends.

- the reputation, experience and financial stability of the broker-dealer involved.

-    the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

- advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities.

- furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts.

- effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

- services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.


         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients may be used by the Adviser for the benefit of the Trust.

         At December 31, 1995, the Index Plus Fund and the Mid Cap Index Fund each held securities (valued as set forth below) of one of its "regular" brokers. A "regular" broker, as defined by the Investment Company Act of 1940, is one of the ten brokers that received the greatest dollar amount of brokerage commissions from a fund's portfolio transactions.


                 Name of Fund                    Broker            Value of Securities
                 -----------------------------------------------------------------------
                 Index Plus Fund              Merrill Lynch              $867,000
                 Mid Cap Index Fund           Paine Webber                $13,956


         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 1995, 1994 and 1993.. The 1993 brokerage commissions for the Small Cap Index Fund are for the period from June 15 to December 31, 1994.

                 Name of Fund              1995 Commissions        1994 Commissions         1993 Commissions
                 -------------------------------------------------------------------------------------------
                 Index Plus Fund              128,373.06                 $76,077                 $326,174
                 Mid Cap Index Fund             6,982.42                 $ 9,121                 $ 32,234
                 Small Cap Index Fund          12,492.44                 $24,677                 $ 26,797

The higher level of brokerage commissions paid by the Mid Cap Index Fund in 1993 was attributable to the restructuring of the portfolio in December 1993. To implement the restructuring, the Fund sold all of its portfolio securities and then purchased the 400 stocks included in the S&P MidCap 400 Index.

                             ADDITIONAL TAX MATTERS


         The tax discussion set forth below and in the Prospectuses is included for general information only. Prospective investors should consult their own tax advisors concerning the tax consequences of an investment in the Trust.



FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Except as noted below, each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90%
Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test that requires no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits each fund's ability to deal with investments held, or options outstanding, less than three months. In 1987, the Index Plus Fund failed to satisfy the 30% Test as a result of an unusual volume of short-term gains realized by the fund following the stock market drop in October 1987. As a consequence, the Fund failed to qualify under Subchapter M and became subject to federal income tax and state franchise tax for 1987. The Index Plus Fund has qualified under Subchapter M each year since 1987.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.


         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax advisor. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital-loss carryforwards.


         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital-loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

STATE AND LOCAL TAX ASPECTS


         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax advisor as to the status of his shares and distributions in respect of those shares under state and local tax laws.


                       TRUSTEES AND OFFICERS OF THE TRUST

         The Trustees and Officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.


         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 51.

         *Peter Whitney Thayer, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; President and Trustee of the Trust; co-portfolio manager of the funds; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 47.

         Stefen F. Brueckner, Community Mutual Insurance Company, 1351 William Howard Taft Road, Cincinnati, Ohio, 45206; Trustee of the Trust Since October 1992; Director, President and Chief Operating Officer, Community Mutual Insurance Company (health insurer) since 1991; various senior management positions with Community Mutual Insurance between 1986 and 1991. Prior thereto, various management positions with Community Life Insurance Company, Columbus, Ohio. Director of CMIC Holding Company, Community National Assurance Company and E&E Benefit Plans, Inc. Age 46.

         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York, 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research). Age 50.

         Beverly S. Gordon, 1629 Starling Drive, Sarasota, Florida, 34231; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 65.

         John F. Lebor, 12233 West End, Lost Tree Village, North Palm Beach, Florida. 33408; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986. Director of Carlisle Retailers, Inc. Age 89.

         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida, 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 67.


         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150; Treasurer of the Trust since October, 1995; Comptroller of the Adviser since October, 1995; Audit Manager and Senior Manager, Price Waterhouse from September, 1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1992. Age 30.


         *Donna M. Squeri, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co., a registered investment adviser, from October, 1984 to September, 1993. Age 36.


         *Messrs. Sall, Thayer, and Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Messrs. Sall and Thayer are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Thayer, and Stewart and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Messrs. Sall and Thayer receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1995.


                                  Aggregate          Pension or Retirement             Estimated Annual
                                  Compensation       Benefits Accrued as Part of       Benefits Upon            Total Compensation
 Name of Trustee                  From Trust         Fund Expenses                     Retirement               From Trust
----------------------------------------------------------------------------------------------------------------------------------
 Stefen F. Brueckner               $ 6,535.14                $0.00                          $0.00                  $ 6,535.14
 Kenneth A. Drucker                $ 8,135.14                $0.00                          $0.00                  $ 8,135.14
 Beverly S. Gordon                 $ 6,535.14                $0.00                          $0.00                  $ 6,535.14
 John F. Lebor                     $14,535.14                $0.00                          $0.00                  $14,535.14
 Walter G. Sall                    $     0.00                $0.00                          $0.00                  $     0.00
 William H. Schneebeck             $ 8,135.14                $0.00                          $0.00                  $ 8,135.14
 Peter W. Thayer                   $     0.00                $0.00                          $0.00                  $     0.00


             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, prepares each fund's tax returns and provides financial, tax and accounting consulting services as requested.




                        PRINCIPAL HOLDERS OF FUND SHARES

INDEX PLUS FUND

         As of February 1, 1996, the Index Plus Fund had 10,236,309 shares outstanding. As of such date, each of the following persons or groups was known by

Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.


                 Name and Address                                              Number of Shares        Percent of Class
                 ------------------------------------------------------------------------------------------------------
                 Charles Schwab and Company                                        1,639,911                    16.02%
                 101 Montgomery Street
                 San Francisco, California 94104

                 Trustees and Officers of the Trust as a group                       123,127                      1.2%

                 Officers and Directors of the Adviser as a group                     37,305              less than 1%

MID CAP INDEX FUND

         As of February 1, 1996, the Mid Cap Index Fund had 490,585 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

                 Name and Address of Owner                                     Number of Shares        Percent of Class
                 ------------------------------------------------------------------------------------------------------
                 Andrew Wyeth                                                        80,496                  16.41%
                 Chadds Ford, Pennsylvania 19317

                 Betsy Wyeth (Growth)                                                52,458                  10.69%
                 Chadds Ford, Pennsylvania 19317

                 Betsy Wyeth                                                         52,321                  10.67%
                 Chadds Ford, Pennsylvania 19317

                 Lawrence F. Silver, Trustee                                         39,643                  8 .08%
                 8901 North 58th Place
                 Paradise, Arizona 85253

                 R. S. Harrison, Trustee                                             27,277                  5 .56%
                 440 Mt. Carmel Road
                 Cincinnati, Ohio 45244

                 Trustees and Officers of the Trust as a group                        5,371            less than 1%

                 Officer and Directors of the Adviser as a group                         87            less than 1%

SMALL CAP INDEX FUND


         As of February 1, 1996, the Small Cap Index Fund had 850,196 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

                 Name and Address of Owner                                     Number of Shares        Percent of Class
                 ------------------------------------------------------------------------------------------------------
                 Andrew Wyeth                                                       141,035                  16.59%
                 Chadds Ford, Pennsylvania 19317

                 Betsy Wyeth                                                         91,713                  10.79%
                 Chadds Ford, Pennsylvania 19317

                 Betsy Wyeth (Growth)                                                69,026                  8 .12%
                 Chadds Ford, Pennsylvania 19317

                 Trustees and Officers of the Trust as a group                       11,065                  1 .00%

                 Officers and Directors of the Adviser as a group                       764            Less than 1%


         The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power within respect to any such security. or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER


         As of February 1, 1996, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

                    Name of Fund                                               Number of Shares       Percentage of Shares
                 ---------------------------------------------------------------------------------------------------------
                 Index Plus Fund                                                    843,931                   8.24%
                 Mid Cap Index Fund                                                 284,437                  57.98%
                 Small Cap Index Fund                                               442,805                  52.08%

                                   SCHEDULE A

                      Stocks included in the S&P 100 Index

                 ALUMINUM COMPANY OF AMERICA
                 AMERICAN ELECTRIC POWER COMPANY INC.
                 AMERICAN EXPRESS COMPANY
                 AMERICAN GENERAL CORPORATION
                 AMERICAN INTERNATIONAL GROUP INC.
                 AMERITECH
                 AMOCO CORPORATION
                 AMP INCORPORATED
                 AT & T CORP
                 ATLANTIC RICHFIELD COMPANY
                 AVON PRODUCTS INC.
                 BAKER HUGHES INCORPORATED
                 BANKAMERICA CORPORATION
                 BAXTER INTERNATIONAL INC.
                 BELL ATLANTIC CORPORATION
                 BETHLEHEM STEEL CORPORATION
                 BLACK AND DECKER CORPORATION
                 BOEING COMPANY
                 BOISE CASCADE CORPORATION
                 BRISTOL MYERS SQUIBB COMPANY
                 BRUNSWICK CORPORATION
                 BURLINGTON NORTHERN SANTA FE CORP NEW
                 CAPITAL CITIES ABC INC.
                 CERIDIAN CORPORATION
                 CHAMPION INTERNATIONAL CORPORATION
                 CHRYSLER CORPORATION
                 CIGNA CORPORATION
                 CITICORP
                 COASTAL CORPORATION
                 COCA COLA COMPANY
                 COLGATE PALMOLIVE COMPANY
                 COMPUTER SCIENCES CORPORATION
                 DELTA AIR LINES INC.
                 DIGITAL EQUIPMENT CORP.
                 DISNEY, WALT COMPANY
                 DOW CHEMICAL COMPANY
                 DU PONT COMPANY
                 EASTMAN KODAK COMPANY
                 ENTERGY CORPORATION
                 EXXON CORPORATION
                 FEDERAL EXPRESS CORPORATION
                 FIRST CHICAGO CORPORATION
                 FIRST FIDELITY BANCORP
                 FIRST INTERSTATE BANCORP.
                 FLUOR CORPORATION
                 FORD MOTOR COMPANY
                 GENERAL DYNAMICS CORPORATION
                 GENERAL ELECTRIC COMPANY
                 GENERAL MOTORS CORPORATION
                 GREAT WESTERN FINANCIAL CORPORATION
                 H.J. HEINZ COMPANY
                 HALLIBURTON COMPANY
                 HARRAH'S ENTERTAINMENT, INC.
                 HARRIS CORPORATION
                 HEWLETT PACKARD COMPANY
                 HOMESTAKE MINING COMPANY
                 HONEYWELL INC.
                 INTEL CORPORATION
                 INTERNATIONAL BUSINESS MACHINES CORP
                 INTERNATIONAL FLAVORS AND FRAGRANCES
                 INTERNATIONAL PAPER COMPANY
                 ITT CORPORATION
                 JOHNSON AND JOHNSON
                 K MART CORPORATION
                 LIMITED INC.
                 MALLINKRODT GROUP INC.
                 MAY DEPARTMENT STORES COMPANY
                 MCDONALDS CORPORATION
                 MCI COMMUNICATIONS CORPORATION
                 MERCK AND COMPANY INC.
                 MERRILL LYNCH AND COMPANY
                 MINNESOTA MINING AND MANUFACTURING
                 MOBIL CORPORATION
                 MONSANTO COMPANY
                 NATIONAL SEMICONDUCTOR CORPORATION
                 NORFOLK SOUTHERN CORPORATION
                 NORTHERN TELECOM LIMITED
                 NYNEX CORPORATION
                 OCCIDENTAL PETROLEUM CORPORATION
                 PEPSICO INC.
                 PHARMACIA & UPJOHN
                 POLAROID CORPORATION
                 RALSTON PURINA COMPANY
                 RAYTHEON COMPANY
                 ROCKWELL INTERNATIONAL CORPORATION
                 SCHLUMBERGER LIMITED
                 SEARS ROEBUCK AND COMPANY
                 SOUTHERN COMPANY
                 TANDY CORPORATION
                 TEKTRONIX INC.
                 TELEDYNE INC.
                 TEXAS INSTRUMENTS INCORPORATED
                 TOYS R US INC.
                 UNICOM CORP.

                 UNISYS CORPORATION
                 UNITED TECHNOLOGIES CORPORATION
                 WAL MART STORES INC.
                 WEYERHAEUSER COMPANY
                 WILLIAMS COMPANIES
                 XEROX CORPORATION

                                   SCHEDULE B

                   Stocks included in the S&P MidCap 400 Index

                 A. SCHULMAN INC.
                 A.G. EDWARDS INC.
                 A.H. BELO CORPORATION CLASS A
                 A.T. CROSS COMPANY
                 ACUSON CORPORATION
                 ADC TELECOMMUNICATIONS INC.
                 ADOBE SYSTEMS
                 ADVANCED TECHNOLOGY LABORATORIES INC
                 AES CORPORATION
                 AFLAC INC.
                 AIR AND WATER TECHNOLOGIES CORP.
                 AIRBORNE FREIGHT CORPORATION
                 ALASKA AIR GROUP INC.
                 ALBANY INTERNATIONAL CORP. CL. A
                 ALBEMARLE CORP
                 ALEXANDER AND BALDWIN COMPANY
                 ALLEGHENY LUDLUM CORPORATION
                 ALLEGHENY POWER SYSTEM INC.
                 ALTERA CORPORATION
                 ALUMAX INC.
                 AMERICAN FINANCIAL GROUP INC.
                 AMERICAN POWER CONVERSION CORP.
                 AMERICAN PRESIDENT COMPANIES LTD.
                 AMETEK INC
                 ANADARKO PETROLEUM CORP.
                 ANALOG DEVICES INC
                 ANGELICA CORPORATION
                 ANN TAYLOR STORES, INC.
                 AON CORPORATION
                 APACHE CORPORATION
                 APPLIED BIOSCIENCE INTERNATIONAL INC
                 APRIA HEALTHCARE GROUP INC.
                 ARNOLD INDUSTRIES INC.
                 ARROW ELECTRONICS INC.
                 ARVIN INDUSTRIES INC.
                 AST RESEARCH INC.
                 ATLANTA GAS LIGHT COMPANY
                 ATLANTIC ENERGY INC.
                 ATLANTIC SOUTHEAST AIRLINES INC.
                 ATMEL CORP
                 AVNET INC
                 BANCORP HAWAII INC
                 BANTA CORP.
                 BATTLE MOUNTAIN GOLD COMPANY
                 BAY NETWORKS INC
                 BEAR STEARNS COMPANIES INC.
                 BECKMAN INSTRUMENTS INC.
                 BERGEN BRUNSWIG CORPORATION
                 BEST BUY COMPANY INC.
                 BETZ LABORATIES
                 BIOGEN INC.
                 BJ SERVICES COMPANY
                 BLACK HILLS CORPORATION
                 BMC SOFTWARE INC.
                 BOB EVANS FARMS INC
                 BORLAND INTERNATIONAL INC.
                 BOWATER INCORPORATED
                 BRINKER INTERNATIONAL INC.
                 BROOKLYN UNION GAS COMPANY
                 BRUSH WELLMAN INC.
                 BUFFETS INC.
                 BURLINGTON INDUSTRIES INCORPORATED
                 CABOT CORPORATION
                 CADENCE DESIGN SYSTEMS INC.
                 CALGON CARBON CORP.
                 CALIFORNIA ENERGY COMPANY
                 CALLAWAY GOLF COMPANY
                 CALMAT COMPANY
                 CARDINAL HEALTH INC.
                 CARLISLE COMPANIES INC. HOLDING CO.
                 CARPENTER TECHNOLOGY CORPORATION
                 CARTER WALLACE INC.
                 CBI INDUSTRIES INC.
                 CENTOCOR INC.
                 CENTRAL FIDELITY BANKS INC.
                 CENTRAL LOUISIANA ELECTRIC CO INC
                 CENTRAL MAINE POWER COMPANY
                 CENTURY TELEPHONE ENTERPRISES
                 CHARLES SCHWAB CORPORATION
                 CHESAPEAKE CORPORATION
                 CHIRON CORPORATION
                 CHRIS CRAFT INDUSTRIES INC.
                 CHURCH & DWIGHT CO. INC.
                 CINTAS CORPORATION
                 CIRCUS CIRCUS ENTERPRISES INC.
                 CIRRUS LOGIC INC.
                 CITY NATIONAL CORPORATION
                 CLAIRES STORES INC.
                 CLAYTON HOMES INCORPORATED
                 CLEVELAND CLIFFS INC HOLDING COMPANY
                 CML GROUP INC.
                 CMS ENERGY CORPORATION
                 COCA COLA ENTERPRISES INC.
                 COMDISCO INC.
                 COMERICA INCORPORATED
                 COMPUWARE CORP
                 COMSAT CORPORATION
                 CONNER PERIPHERALS INC.
                 CONSOLIDATED PAPERS INC.
                 CONVEX COMPUTER CORPORATION
                 CORAM HEALTHCARE CORP.
                 CORDIS CORPORATION

                 CPI CORPORATION
                 CRACKER BARREL OLD COUNTRY STORE INC
                 CRESTAR FINANCIAL CORP.
                 CROMPTON AND KNOWLES CORPORATION
                 CYPRESS SEMICONDUCTOR CORPORATION
                 DANAHER CORPORATION
                 DATASCOPE CORPORATION
                 DAUPHIN DEPOSIT CORPORATION
                 DEAN FOODS COMPANY
                 DELL COMPUTER CORPORATION
                 DELMARVA POWER AND LIGHT COMPANY
                 DENTSPLY INTERNATIONAL INC.
                 DEXTER CORPORATION
                 DIAGNOSTIC PRODUCTS CORPORATION
                 DIAMOND SHAMROCK INC.
                 DIEBOLD INCORPORATED
                 DOLE FOOD COMPANY INC.
                 DOLLAR GENERAL CORPORATION
                 DONALDSON COMPANY INC.
                 DREYERS GRAND ICE CREAM INC.
                 DURIRON COMPANY
                 DUTY FREE INTERNATIONAL INC.
                 EL PASO NATURAL GAS COMPANY
                 ELECTRONIC ARTS INC
                 EMC CORPORATION
                 ENNIS BUSINESS FORMS INC.
                 EQUIFAX INC.
                 ETHYL CORPORATION
                 EXABYTE CORPORATION
                 FAMILY DOLLAR STORES
                 FEDERAL MOGUL CORPORATION
                 FEDERAL SIGNAL CORPORATION
                 FERRO CORPORATION
                 FHP INTERNATIONAL CORP.
                 FIFTH THIRD BANCORP
                 FINGERHUT COMPANIES INC.
                 FIRST BRANDS CORP.
                 FIRST OF AMERICA BANK CORPORATION
                 FIRST SECURITY CORPORATION
                 FIRST TENNESSEE NATIONAL CORP.
                 FIRST VIRGINIA BANKS INC.
                 FISERV INC.
                 FLIGHTSAFETY INTERNATIONAL INC.
                 FLORIDA PROGRESS CORPORATION
                 FLOWER INDUSTRIES INC.
                 FOREST LABORATORIES INC.
                 FOUNDATION HEALTH CORPORATION
                 FRANKLIN RESOURCES INC.
                 FRED MEYER INC.
                 FRONTIER CORPORATION
                 GATX CORPORATION
                 GENCORP INC.
                 GENZYME CORPORATION
                 GEORGIA GULF CORP.
                 GIBSON GREETINGS INC.
                 GLATFELTER, P. H. COMPANY
                 GLOBAL MARINE INC.
                 GOULDS PUMPS INCORPORATED
                 GRANITE CONSTRUCTION INCORPORATED
                 GREEN TREE ACCEPTANCE INC.
                 H.B. FULLER COMPANY
                 HANCOCK FABRICS INC.
                 HANNA, M. A. COMPANY
                 HANNAFORD BROTHERS COMPANY
                 HARLEY DAVIDSON INC.
                 HARSCO CORPORATION
                 HARTFORD STEAM BOILER INSPEC AND INS
                 HAWAIIAN ELECTRIC INDUSTRIES INC.
                 HEALTH CARE & RETIREMENT
                 HEALTHCARE COMPARE CORP.
                 HEALTHSOURCE INC
                 HEALTHSOUTH REHABILITATION CORP
                 HEILIG MEYERS COMPANY
                 HERMAN MILLER INC.
                 HIBERNIA CORP
                 HOME SHOPPING NETWORK INC.
                 HON INDUSTRIES INC
                 HORIZON CMS HEALTHCARE CORP
                 HOSPITALITY FRANCHISE SYSTEMS, INC
                 HOUGHTON MIFFLIN COMPANY
                 HUBBELL INCORPORATED
                 IBP INC.
                 IDAHO POWER COMPANY
                 ILLINOIS CENTRAL CORPORATION
                 ILLINOVA CORPORATION HOLDING C
                 IMC GLOBAL INC.
                 INDIANA ENERGY INC.
                 INFORMATION RESOURCES INC.
                 INFORMIX CORPORATION
                 INTEGRATED DEVICE TECHNOLOGY INC.
                 INTELLIGENT ELECTRONICS INC.
                 INTERNATIONAL DAIRY QUEEN INC
                 INTERNATIONAL GAME TECHNOLOGY
                 INTERNATIONAL MULTIFOODS CORPORATION
                 IPALCO ENTERPRISES INC.
                 IVAX CORPORATION
                 J. M. SMUCKER COMPANY
                 J.B. HUNT TRANSPORT SERVICES INC.
                 JACOBS ENGINEERING GROUP INC
                 JONES APPAREL GROUP INC.
                 KANSAS CITY POWER & LIGHT
                 KANSAS CITY SOUTHERN INDUSTRIES
                 KAYDON CORPORATION
                 KELLY SERVICES INC.
                 KEMPER CORPORATION
                 KENNAMETAL INC
                 KEYSTONE INTERNATIONAL INC.
                 KOHLS CORP.
                 LABORATORY CORP OF AMERICA
                 LANCASTER COLONY CORPORATION

                 LANCE INC
                 LANDS END INC.
                 LAWSON PRODUCTS INC
                 LAWTER INTERNATIONAL INC.
                 LEE ENTERPRISES INCORPORATED
                 LEGGETT AND PLATT INC
                 LG AND E ENERGY CORP.
                 LINCOLN TELECOMMUNICATIONS COMPANY
                 LINEAR TECHNOLOGY CORPORATION
                 LITTON INDUSTRIES INC.
                 LOCTITE CORPORATION
                 LONGVIEW FIBRE COMPANY
                 LSI LOGIC CORPORATION
                 LUBRIZOL CORPORATION
                 LUKENS INC. DELAWARE HOLDINGS CO.
                 LYONDELL PETROCHEMICAL COMPANY
                 MACFRUGALS BARGAINS CLOSE OUTS INC.
                 MAGNETEK INC.
                 MANPOWER INC.
                 MAPCO INC.
                 MARK IV INDUSTRIES INC.
                 MARSHALL AND ILSLEY CORPORATION
                 MAXXAM INC.
                 MCCORMICK AND COMPANY INCORPORATED
                 MCKESSON CORPORATION
                 MCN CORPORATION
                 MEASUREX CORPORATION
                 MEDIA GENERAL INC.
                 MENTOR GRAPHICS CORPORATION
                 MERCANTILE BANCORPORATION INC.
                 MERCANTILE BANKSHARES CORPORATION
                 MERIDIAN BANCORP INC.
                 MICHAEL FOODS INC.
                 MICROWAREHOUSE INC
                 MID AMERICAN ENGERGY COMPANY
                 MINNESOTA POWER AND LIGHT COMPANY
                 MIRAGE RESORTS INCORPORATED
                 MODINE MANUFACTURING COMPANY
                 MOLEX INCORPORATED
                 MONTANA POWER COMPANY
                 MORRISON RESTAURANTS INC.
                 MURPHY OIL CORPORATION
                 MYLAN LABORATORIES INC.
                 NABORS INDUSTRIES INC.
                 NATIONAL FUEL GAS COMPANY
                 NATIONAL PRESTO INDUSTRIES INC.
                 NCH CORPORATION
                 NELLCOR INCORPORATED
                 NEVADA POWER COMPANY
                 NEW ENGLAND ELECTRIC SYSTEM
                 NEW YORK STATE ELECTRIC AND GAS
                 NEXTEL COMMUNICATIONS INC.
                 NINE WEST
                 NIPSCO INDUSTRIES INC.
                 NOBLE AFFILIATES INC.
                 NORDSON CORPORATION
                 NORTHEAST UTILITIES
                 NORTHERN TRUST CORPORATION
                 NOVACARE INC.
                 OCTEL COMMUNICATIONS CORP.
                 OEA INC.
                 OFFICE DEPOT INC.
                 OKLAHOMA GAS AND ELECTRIC COMPANY
                 OLIN CORPORATION
                 OLSTEN CORPORATION
                 OMNICOM GROUP INC.
                 OREGON STEEL MILLS INC.
                 OUTBACK STEAKHOUSE
                 OVERSEAS SHIPHOLDING GROUP INC.
                 PACIFIC HEALTHCARE SYSTEMS
                 PAINE WEBBER GROUP INC.
                 PARAMETRIC TECHNOLOGY CORPORATION
                 PARKER AND PARSLEY PETROLEUM COMPANY
                 PARKER DRILLING COMPANY
                 PAYCHEX INC.
                 PENTAIR INC.
                 PERRIGO COMPANY
                 PHH GROUP INC.
                 PINNACLE WEST CAPITAL CORPORATION
                 POLICY MANAGEMENT SYSTEMS CORP.
                 PORTLAND GENERAL CORP. HOLDING CO.
                 POTOMAC ELECTRIC POWER COMPANY
                 PRECISION CASTPARTS CORPORATION
                 PROGRESSIVE CORPORATION
                 PROMUS HOTEL CORPORATION
                 PROVIDENT LIFE AND ACCIDENT INS CL B
                 PUBLIC SERVICE COMPANY OF COLORADO
                 PUBLIC SERVICE COMPANY OF NEW MEXICO
                 PUGET SOUND POWER AND LIGHT CO.
                 QUAKER STATE CORPORATION
                 QUANTUM CORPORATION
                 QUESTAR CORP HOLDING CO
                 RANGER OIL LIMITED
                 RAYONIER INC.
                 REGIONS FINANCIAL CORP
                 REVCO DS INC.
                 REYNOLDS AND REYNOLDS COMPANY
                 ROHR INDUSTRIES INC.
                 ROLLINS ENVIRONMENTAL SERVICES INC.
                 ROLLINS INC.
                 RP SCHERER CORP
                 RPM INCORPORATED
                 RUDDICK CORPORATION
                 SAVANNAH FOOD INC.
                 SBARRO INCORPORATED
                 SCANA CORPORATION HOLDING COMPANY
                 SCHOLASTIC CORP
                 SEAGULL ENERGY CORPORATION
                 SEALED AIR CORPORATION
                 SEGATE TECHNOLOGY INC.

                 SENSORMATIC ELECTRONICS CORPORATION
                 SEQUA CORPORATION, CLASS A
                 SEQUENT COMPUTER SYSTEMS INC.
                 SERVICE MERCHANDISE COMPANY INC.
                 SHAW INDUSTRIES INC.
                 SIZZLER INTERNATIONAL INC.
                 SMITH INTERNATIONAL INC.
                 SOLECTRON CORP
                 SONOCO PRODUCTS
                 SOTHEBY'S HOLDINGS, INC. (CLASS A)
                 SOUTHDOWN INCORPORATED
                 SOUTHERN NEW ENGLAND TELECOMMUN CORP.
                 SOUTHTRUST CORPORATION
                 SOUTHWESTERN PUBLIC SERVICE COMPANY
                 STANDARD REGISTER COMPANY
                 STANHOME INCORPORATED
                 STAPLES INC.
                 STATE STREET BOSTON CORP.
                 STERLING CHEMICALS
                 STEWART AND STEVENSON SERVICES INC.
                 STORAGE TECHNOLOGY CORPORATION
                 STRATUS COMPUTER INC.
                 STRUCTURAL DYNAMICS RESEARCH CORP.
                 STRYKER CORPORATION
                 SUNAMERICA INC.
                 SUNDSTRAND CORPORATION
                 SUPERIOR INDUSTRIES INTERNATIONAL
                 SURGICAL CARE AFFILIATES INC.
                 SYMANTEC CORPORATION
                 SYMBOL TECHNOLOGIES INC.
                 TAMBRANDS INC.
                 TCA CABLE TV INCORPORATED
                 TECO ENERGY INC.
                 TECUMSEH PRODUCTS CO.
                 TELEFLEX INCORPORATED
                 TELEPHONE AND DATA SYSTEMS INC.
                 TERADYNE INC.
                 THERMO ELECTRON CORPORATION
                 THIOKOL CORPORATION
                 TIDEWATER INC.
                 TIFFANY AND COMPANY
                 TOPPS COMPANY INC.
                 TOSCO CORPORATION
                 TRANSATLANTIC HOLDINGS INC.
                 TRINITY INDUSTRIES INC.
                 TYSON FOODS INC
                 U.S. ROBOTICS
                 UJB FINANCIAL CORP.
                 UNIFI INCORPORATED
                 UNIVERSAL CORPORATION HOLDING CO.
                 UNIVERSAL FOODS CORPORATION
                 UTILICORP UNITED INC.
                 VALERO ENERGY CORPORATION
                 VALUE HEALTH INC.
                 VANGUARD CELLULAR SYSTEMS INC.
                 VARCO INTERNATIONAL INC.
                 VARIAN ASSOCIATES INC.
                 VERIFONE INC.
                 VISHAY INTERTECHNOLOGY
                 VONS COMPANIES INC.
                 VULCAN MATERIALS COMPANY
                 WABAN INC.
                 WALLACE COMPUTER SERVICES INC.
                 WASHINGTON GAS LIGHT COMPANY
                 WASHINGTON POST COMPANY
                 WATTS INDUSTRIES INC.
                 WAUSAU PAPER MILLS COMPANY
                 WEATHERFORD INTERNATIONAL INC
                 WELLMAN INC.
                 WEST ONE BANCORP.
                 WESTERN PUBLISHING GROUP INC.
                 WILMINGTON TRUST CORPORATION
                 WISCONSIN ENERGY CORP. HOLDING CO.
                 WITCO CORPORATION
                 WORLDCOM INC.
                 WPL HOLDINGS INC.
                 XILINX INC.
                 YORK INTERNATIONAL CORPORATION

                                   SCHEDULE C

                 Stocks included in the Wilshire Small Cap Index

                 20TH CENTURY INDS CAL
                 A.T. CROSS COMPANY
                 ACCLAIM ENTERTAINMENT
                 ACUSON CORPORATION
                 ACX TECHNOLOGIES INC.
                 ADVANCED TECHNOLOGY LABORATORIES INC
                 ADVANCED TISSUE SCIENCES INC.
                 AIR AND WATER TECHNOLOGIES CORP.
                 AIRBORNE FREIGHT CORPORATION
                 AK STEEL HOLDING CORP
                 ALASKA AIR GROUP INC.
                 ALBANY INTERNATIONAL CORP. CL. A
                 ALEX BROWN INCORPORATED
                 ALLWASTE INC.
                 AMERICAN BANKERS INSURANCE GROUP INC
                 AMETEK INC
                 AMSCO INTERNATIONAL INC.
                 ANGELICA CORPORATION
                 ARGOSY GAMING COMPANY
                 ARNOLD INDUSTRIES INC.
                 ARVIN INDUSTRIES INC.
                 AST RESEARCH INC.
                 ASTORIA FINANCIAL CORP
                 AURA SYSTEMS INC.
                 AVID TECHNOLOGY INC.
                 BALDOR ELECTRIC COMPANY
                 BALLARD MEDICAL PRODUCTS
                 BANTA CORP.
                 BASSETT FURNITURE INDUSTRIES INC
                 BECKMAN INSTRUMENTS INC.
                 BED BATH & BEYOND
                 BELL BANCORP
                 BERGEN BRUNSWIG CORPORATION
                 BIC CORPORATION
                 BIRMINGHAM STEEL CORPORATION
                 BJ SERVICES COMPANY
                 BLAIR CORPORATION
                 BLOCK DRUG COMPANY
                 BROWN GROUP INC.
                 BRUSH WELLMAN INC.
                 BWIP HOLDING INC. CL A
                 CALGON CARBON CORP.
                 CALIFORNIA FEDERAL SAVINGS BANK CL A
                 CARLISLE COMPANIES INC. HOLDING CO.
                 CARPENTER TECHNOLOGY CORPORATION
                 CATELLUS DEVELOPMENT CORPORATION
                 CATO CORPORATION
                 CENTEX CORPORATION
                 CENTOCOR INC.
                 CENTRAL HUDSON GAS AND ELECTRIC CORP
                 CHARMING SHOPPES INC.
                 CHEMED CORPORATION
                 CHESAPEAKE CORPORATION
                 CHEYENNE SOFTWARE INC.
                 CHIQUITA BRANDS INTL INC
                 CHRIS CRAFT INDUSTRIES INC.
                 CILCORP INC HOLDING COMPANY
                 CINCINNATI MILACRON INC.
                 CITY NATIONAL CORPORATION
                 CLARCOR INC.
                 COBRA GOLF
                 COLLECTIVE BANCORP, INC.
                 COMDISCO INC.
                 COMPASS BANCSHARES
                 COMPUSA INC.
                 CONE MILLS CORP.
                 CORDIS CORPORATION
                 CREDENCE SYSTEMS CORP
                 CYRIX CORP
                 DATA GENERAL CORPORATION
                 DAUPHIN DEPOSIT CORPORATION
                 DIAGNOSTIC PRODUCTS CORPORATION
                 DONALDSON COMPANY INC.
                 DRESS BARN INC.
                 DREYERS GRAND ICE CREAM INC.
                 DUTY FREE INTERNATIONAL INC.
                 EAGLE HARDWARE AND GARDEN INC.
                 EASTERN UTILITIES ASSOCIATES
                 ELECTRONICS FOR IMAGING
                 EXABYTE CORPORATION
                 FEDERAL MOGUL CORPORATION
                 FIRST AMERICAN CORP. OF TENNESSEE
                 FIRST COMMERCE CORP OF NEW ORLEANS
                 FLOWER INDUSTRIES INC.
                 FORE SYSTEMS INC.
                 FOREMOST CORPORATION OF AMERICA
                 FOURTH FINANCIAL CORPORATION
                 FOXMEYER HEALTH CORP
                 FRED MEYER INC.
                 FTP SOFTWARE INC.
                 GAYLORD CONT CLA
                 GENCORP INC.
                 GEOTEK COMMUNICATIONS INC.
                 GERBER SCIENTIFIC INC.
                 GIBSON GREETINGS INC.
                 GIDDINGS AND LEWIS INC. DEP SHRS
                 GLENDALE FEDERAL BANK
                 GLOBAL MARINE INC.

                 GLOBAL VILLAGE COMMUNICATIONS
                 GOULDS PUMPS INCORPORATED
                 GRAND CASINOS INC.
                 GREAT FINANCIAL CORP.
                 H.B. FULLER COMPANY
                 HAEMONETICS CORPORATION
                 HANDLEMAN COMPANY
                 HANDY AND HARMAN
                 HECLA MINING COMPANY
                 HERBALIFE INT'L INC.
                 HOME FINANCIAL CORP DEL H
                 HOME SHOPPING NETWORK INC.
                 HON INDUSTRIES INC
                 HOUGHTON MIFFLIN COMPANY
                 IES INDUSTRIES INC.
                 INFORMATION RESOURCES INC.
                 INTEGON CORPORATION
                 INTEGRATED HEALTH SERVICES
                 INTELLIGENT ELECTRONICS INC.
                 INTERNATIONAL CABLETEL
                 INTERNATIONAL DAIRY QUEEN INC
                 INTERNATIONAL MULTIFOODS CORPORATION
                 INTERSTATE BAKERIES CORPORATION
                 J.B. HUNT TRANSPORT SERVICES INC.
                 JOHN ALDEN FINANCIAL CORP
                 JONES APPAREL GROUP INC.
                 KAMAN CORPORATION
                 KAUFMAN AND BROAD HOME CORP.
                 KELLWOOD COMPANY
                 KENNAMETAL INC
                 KIMBALL INTERNATIONAL INC
                 LA Z BOY CHAIR COMPANY
                 LANDS END INC.
                 LATTICE SEMICONDUCTOR
                 LAWSON PRODUCTS INC
                 LAWTER INTERNATIONAL INC.
                 LCI INTERNATIONAL INC.
                 LENNAR CORPORATION
                 LIBERTY CORPORATION
                 LIFE PARTNERS GROUP INC.
                 LIFE RE CORPORATION
                 LIFE USA HOLDING, INC.
                 LONG ISLAND BANCORP
                 LUBYS CAFETERIAS INC.
                 MACFRUGALS BARGAINS CLOSE OUTS INC.
                 MACROMEDIA INC.
                 MAXXAM INC.
                 MDU RESOURCES GROUP INC.
                 MEASUREX CORPORATION
                 MEDIC COMPUTER SYSTEM INC.
                 MERISEL, INC.
                 MICHAEL FOODS INC.
                 MID ATLANTIC MEDICAL SERVICES
                 MIDWEST GRAIN PRODUCTS INC.
                 MORRISON KNUDSEN CORPORATION
                 MORRISON RESTAURANTS INC.
                 NABORS INDUSTRIES INC.
                 NAC RE CORP
                 NACCO INDUSTRIES INC HOLDING CO CL A
                 NCH CORPORATION
                 NETMANAGE INC.
                 NETWORK GENERAL
                 NEW ENGLAND BUSINESS SERVICE INC.
                 NORAM ENERGY CORP.
                 OCTEL COMMUNICATIONS CORP.
                 OMI CORPORATION
                 ONBANCORP
                 ONEOK INC.
                 ORANGE AND ROCKLAND UTILITIES INC.
                 OSHKOSH B GOSH INC.
                 OVERSEAS SHIPHOLDING GROUP INC.
                 PEGASUS GOLD INC.
                 PENTAIR INC.
                 PEOPLES BK BRIDGEPORT
                 PERRIGO COMPANY
                 PETROLITE CORPORATION
                 PHH GROUP INC.
                 PITTSTON SERVICES GROUP
                 POGO PRODUCING COMPANY
                 PREMIER BANCORP INC.
                 PRESSTEK INC
                 PUBLIC SERVICE COMPANY OF NEW MEXICO
                 PULITZER PUBLISHING CO.
                 PULTE CORPORATION
                 PYXIS CORPORATION
                 QUAKER STATE CORPORATION
                 QUANTUM CORPORATION
                 RALCORP HOLDINGS INC.
                 RELIANCE GROUP HOLDINGS INC.
                 RIGS NATIONAL CORP WASHINGTON
                 ROLLINS INC.
                 ROLLINS TRUCK LEASING CORP.
                 ROOSEVELT FINANCIAL GROUP
                 ROSS STORES INC.
                 ROWAN COMPANIES INC.
                 RUSS BERRIE AND COMPANY INC.
                 S3 INC.
                 SAVANNAH FOOD INC.
                 SBARRO INCORPORATED
                 SEAFIELD CAPITAL CORP.
                 SEAGULL ENERGY CORPORATION
                 SEQUENT COMPUTER SYSTEMS INC.
                 SHARED MEDICAL SYSTEMS CORPORATION
                 SHOREWOOD PACKAGING CORP.
                 SIERRA PACIFIC RESOURCES HOLDING CO.
                 SILICON VALLEY GROUP INC.
                 SIZZLER INTERNATIONAL INC.
                 SMITH INTERNATIONAL INC.

                 SOTHEBY'S HOLDINGS, INC. (CLASS A)
                 SOUTHDOWN INCORPORATED
                 SOUTHERN INDIANA GAS AND ELECTRIC CO
                 SOUTHWEST GAS CORPORATION
                 SOUTHWESTERN ENERGY COMPANY
                 STANDARD FEDERAL BANCORPORATION INC. HOLDING CO.
                 STANDARD PRODUCTS COMPANY
                 STANDARD REGISTER COMPANY
                 STANHOME INCORPORATED
                 STARBUCKS CORPORATION
                 STERLING CHEMICALS
                 STRUCTURAL DYNAMICS RESEARCH CORP.
                 SUMMIT BANCORPORATION
                 SUMMIT TECHNOLOGY INC.
                 SUNSHINE MINING COMPANY
                 SUPERIOR INDUSTRIES INTERNATIONAL
                 SURGICAL CARE AFFILIATES INC.
                 SYMBOL TECHNOLOGIES INC.
                 T. ROWE PRICE ASSOCIATES INC.
                 TCA CABLE TV INCORPORATED
                 TELEFLEX INCORPORATED
                 THIOKOL CORPORATION
                 TUCSON ELECTRIC POWER COMPANY
                 TULTEX CORPORATION
                 UGI CORPORATION
                 UNITED COS FINANCIAL CORP
                 US LONG DISTANCE CORP
                 VALLEY NATIONAL BANCOPR
                 VANGUARD CELLULAR SYSTEMS INC.
                 VENTRITEX INC.
                 VERIFONE INC.
                 VLSI TECHNOLOGY, INC.
                 WALLACE COMPUTER SERVICES INC.
                 WASHINGTON ENERGY COMPANY
                 WASHINGTON NATIONAL CORPORATION
                 WAUSAU PAPER MILLS COMPANY
                 WEST COMPANY INCORPORATED
                 WESTERN DIGITAL, CORP
                 WESTERN NATIONAL CORP.
                 WESTERN PUBLISHING GROUP INC.
                 WESTPOINT STEVENS INC.
                 YELLOW FREIGHT SYSTEM INC
                 ZENITH NATIONAL INSURANCE CORP
                 ZURN INDUSTRIES INC.

                                   SCHEDULE D

The beta measurements used in the Combined Prospectus were calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

               Beta equals     n sum xy - (sum x)(sum y)
                              ---------------------------
                                 n sum x2 - (sum x)2

               Where

               y equals       the Fund's monthly total returns in the period
               x equals=      the Index's monthly total returns in the period

-----------------------------------------------
MEMBER OF
===============================================
100% NO-LOAD(TM) MUTUAL FUND COUNCIL
===============================================




             [THE GATEWAY TRUST LOGO]
                  P.O. BOX 5211
            CINCINNATI, OH 45201-5211
                 (800) 354-6339
-----------------------------------------------
            [STATUE OF LIBERTY GRAPHIC]
                      GATEWAY
                  INDEX PLUS FUND
                ===================

                   ANNUAL REPORT
                        1995
-----------------------------------------------

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Highlights at December 31, 1995
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURN
                                ------------------------------------

                             Past     One    Three     Five      Ten    Inception    Dividends       Price
                           Quarter   Year    Years    Years     Years      Date     Year to Date    Per Share
                           -------   ----    -----    -----     -----      ----     ------------    ---------
Gateway Index Plus           2.35%   11.04%   7.98%    9.29%     10.10%  12/7/77       $0.269         $16.91


S&P 500                      6.02    37.58   15.34    16.59      14.83

Lehman Gov't/Corp. Bond      4.66    19.24    8.51     9.80       9.65

U. S. Inflation (CPI)        0.26     2.61    2.68     2.80       3.47


                                          CUMULATIVE TOTAL RETURN
                                    -------------------------------------

                             Past      One     Three     Five        Ten
                           Quarter    Year     Years     Years      Years
                           -------    ----     -----     -----      -----

Gateway Index Plus           2.35%    11.04%   25.90%     55.93%   161.63%


S&P 500                      6.02     37.58    53.44     115.45    298.76

Lehman Gov't/Corp. Bond      4.66     19.24    27.77      59.62    151.28

U. S. Inflation (CPI)        0.26      2.61     8.25      14.80     40.61


Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Co-Portfolio Managers' Report
--------------------------------------------------------------------------------

The objective of the Index Plus Fund is to produce a unique balance between risk and reward. Our goal over a complete market cycle is to provide investors with a competitive return at less than one-half the risk of the stock market. In fact, the Fund's risk profile, as measured by standard deviation, is similar to an intermediate bond portfolio.

We have been able to achieve this unique risk/reward profile over the long-term by adhering to an investment philosophy that has been in place at Gateway since 1977. Although our objectives were met in 1995, the Fund did not produce a total return comparable to the more aggressive funds during such an extraordinary and explosive year for stocks and bonds.

The Gateway Index Plus Fund's total return for the twelve months ended December 31, 1995, was 11.04%. This compares to 5.72% for 90-day Treasury bills, 19.24% for the Lehman Government/Corporate Bond Index and 37.58% for the Standard and Poor's 500 Stock Index.


-------------------------------------------------------------------------------
                             GATEWAY INDEX PLUS FUND
                                      1995
-------------------------------------------------------------------------------
                                    1ST QTR.     2ND QTR.   3RD QTR.   4TH QTR.
-------------------------------------------------------------------------------
CONTRIBUTION OF STOCKS
    Performance of Stocks              9.55%      10.31%       7.31%     5.44%
    Dividends Earned                   0.71        0.65        0.58      0.59
INTEREST EARNED                        0.03        0.06        0.04      0.04
CONTRIBUTIONS OF OPTIONS
    Effect of Options:   Calls        (5.77)      (8.23)      (4.46)    (3.02)
    Effect of Options:   Puts          0.00       (0.59)      (0.93)    (0.39)
EFFECT OF FEES
    Fund Expenses                     (0.31)      (0.30)      (0.29)    (0.29)
    Brokerage Commissions             (0.01)      (0.03)      (0.04)    (0.02)
-------------------------------------------------------------------------------
        TOTAL RETURN                   4.20%       1.87%       2.21%     2.35%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Co-Portfolio Managers' Report
--------------------------------------------------------------------------------

The table on page 2 analyzes the different components of the Fund's total return for each quarter of 1995. We present the same information for each of the preceding five years below. The interplay between these components (when stocks are up, call options are down and vice versa) creates our unique low-risk profile.

--------------------------------------------------------------------------------
                          GATEWAY INDEX PLUS FUND
--------------------------------------------------------------------------------
                                   1990     1991      1992     1993    1994
--------------------------------------------------------------------------------
CONTRIBUTION OF STOCKS
    Performance of Stocks         (5.74)%  24.18%     2.87%    8.27%  (0.19)%
    Dividends Earned               3.63     3.25      2.90     2.51    2.80
INTEREST EARNED                    0.29     0.33      0.19     0.07    0.03
CONTRIBUTIONS OF OPTIONS
    Effect of Options:   Calls     8.85    (7.66)     4.24     1.48    4.19
    Effect of Options:   Puts      4.94    (0.72)    (3.58)   (3.68)   0.00
EFFECT OF FEES
    Fund Expenses                 (1.33)   (1.22)    (1.11)   (1.11)  (1.21)
    Brokerage Commissions         (0.32)   (0.36)    (0.36)   (0.14)  (0.05)
--------------------------------------------------------------------------------
        TOTAL RETURN              10.32%   17.80%     5.15%    7.40%   5.57%
--------------------------------------------------------------------------------

STOCKS: The year 1995 witnessed the strongest stock market rally since 1975! The Index Plus Fund's stock portfolio fully participated in this outstanding rally by appreciating at least 5% in each quarter. Our large capitalization, blue chip portfolio of one hundred stocks fully benefited from excellent corporate earnings growth, a decline in long-term interest rates, and a strong overseas demand for U. S. goods.

DIVIDENDS EARNED: The dividend yield on our portfolio averaged 2.50% for the year. This is the lowest yield for a major index for quite some time and is indicative of the strength of the current rally in stocks.

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Co-Portfolio Managers' Report
--------------------------------------------------------------------------------

INTEREST EARNED: Since our objective is to stay fully invested, we do not maintain significant cash balances. As such, the Fund earns a minimal amount of interest.

EFFECT OF CALL OPTIONS: In conjunction with maintaining a fully invested position in stocks, the Fund always sells index call options. The selling of these options provides cash flow into the Fund. This annualized cash flow has fluctuated from a high of 19% in 1988 to a low of 9% in 1993 and 1994. In exchange for last year's option premium cash flow of approximately 12%, the Fund sold the upside potential of its stocks. In down, flat, or moderately rising markets (less than 12% annualized), the call options should add to the Fund's performance as they did in 1990, 1992, 1993 and 1994. If stock prices rise rapidly, as they did during 1991 and 1995, the Fund may have to buy back the call options at prices higher than their original cost. This inverse price relationship between call options and common stocks produces our lower level of risk.

EFFECT OF PUT OPTIONS: Put options act like insurance on your home -- they serve as protection against a sudden decline in the value of an asset. We purchase put options in the Fund when we believe the probability of a "soft market" has increased. On May 31, we purchased put options for the first time in two years and maintained a position in puts for the remainder of 1995. Since a decline did not occur in the market, the cost of our "protection" was 1.91%.

BROKERAGE COMMISSIONS: The Fund has extremely low turnover because we "index" the portfolio of stocks. A great benefit of this "buy-and-hold" strategy is low commission costs.

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Co-Portfolio Managers' Report
--------------------------------------------------------------------------------

FUND EXPENSES: Like all mutual funds, the Fund must incur expenses to conduct business. These expenses range from investment management fees to custodial charges to independent accounting fees. Fund expenses in 1995 were 1.19%, which is in line with our historical expense ratio.

We have included a risk/reward chart on the back of this Annual Report to illustrate the merits of the Index Plus Fund. As always, we appreciate your support and confidence and look forward to many rewarding years.

/s/ J. Patrick Rogers
J. Patrick Rogers, CFA
Co-Portfolio Manager

/s/ Peter W. Thayer
Peter W. Thayer, CFA
Co-Portfolio Manager

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares                            Common Stocks                     Value
--------------------------------------------------------------------------------
                     UTILITIES  12.77%
   18,000            American Electric Power Co.                     $   729,000
   50,900            Ameritech                                         3,003,100
  145,800            AT&T Corporation                                  9,440,550
   40,100            Bell Atlantic Corp.                               2,681,688
   22,000            Entergy Corp.                                       643,500
   62,300            MCI Communications Corp.                          1,627,588
   39,300            Nynex Corporation                                 2,122,200
   64,300            Southern Co.                                      1,583,388
   20,700            UNICOM Corp.                                        677,925
                                                                     -----------
                                                                      22,508,939
                                                                     -----------
                     ENERGY  12.54%
   45,600            Amoco Corp.                                       3,266,100
   15,500            Atlantic Richfield Co.                            1,716,625
   13,600            Baker Hughes, Inc.                                  331,500
   10,100            Coastal Corp.                                       376,225
  114,200            Exxon Corp.                                       9,150,275
   11,000            Halliburton Co.                                     556,875
   36,400            Mobil Corp.                                       4,067,700
   30,700            Occidental Petroleum Corp.                          656,213
   22,200            Schlumberger Ltd.                                 1,537,350
    9,900            Williams Companies                                  434,363
                                                                     -----------
                                                                      22,093,226
                                                                     -----------
                     FINANCE  9.09%
   44,800            American Express                                  1,859,200
   19,800            American General Corp.                              690,525
   43,650            American International Group, Inc.                4,037,625
   34,400            BankAmerica Corp.                                 2,227,400
    7,000            CIGNA Corp.                                         722,750
   38,400            Citicorp                                          2,582,400
   15,747            First Chicago NBD Corp.                             622,007
    7,700            First Fidelity Bancorporation                       580,388
    7,300            First Interstate Bancorp                            996,450
   13,100            Great Western Financial Corp.                       332,413
   10,500            ITT Hartford Group Inc. *                           507,938
   17,000            Merrill Lynch & Co.                                 867,000
                                                                     -----------
                                                                      16,026,096
                                                                     -----------


                See accompanying notes to financial statements                 6

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
--------------------------------------------------------------------------------
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares                   Common Stocks                              Value
--------------------------------------------------------------------------------

                     INDUSTRIAL CYCLICALS  18.23%
   17,200            Aluminum Company of America                    $   909,450
   10,700            Bethlehem Steel Corporation *                      149,800
    8,300            Black & Decker Manufacturing Corp.                 292,575
   31,500            Boeing Company                                   2,468,813
    4,600            Boise Cascade Corp.                                159,275
    9,300            Brunswick Corp.                                    223,200
    9,300            Champion International                             390,600
   24,700            Dow Chemical Company                             1,735,175
   51,000            DuPont E.I. de Nemours                           3,563,625
   31,400            Eastman Kodak Company                            2,103,800
    8,000            Fluor Corp.                                        528,000
    6,100            General Dynamics Corp.                             360,663
   47,000            Hewlett Packard Company                          3,936,250
   13,300            Homestake Mining Corp.                             207,813
   52,300            International Business Machines Corp.            4,772,375
   10,800            International Flavors & Fragrances, Inc.           518,400
   24,600            International Paper                                931,725
   38,600            Minnesota Mining and Manufacturing               2,557,250
   11,100            Monsanto Company                                 1,359,750
    4,400            Polaroid Corp.                                     208,450
   21,000            Rockwell International Corp.                     1,110,375
    5,400            Teledyne, Inc.                                     138,375
   16,600            Unisys Corp. *                                      93,375
   11,900            United Technologies Corp.                        1,129,013
   19,600            Weyerhauser Co.                                    847,700
   10,400            Xerox Corp.                                      1,424,800
                                                                    -----------
                                                                     32,120,627
                                                                    -----------
                     CONSUMER DURABLES  4.80%
   36,700            Chrysler Corporation                             2,023,088
   97,000            Ford Motor Company                               2,800,875
   68,700            General Motors Corp.                             3,632,513
                                                                    -----------
                                                                      8,456,476
                                                                    -----------


7                See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares                      Common Stocks                            Value
--------------------------------------------------------------------------------

                     CONSUMER STAPLES  9.04%
    6,000            Avon Products, Inc.                            $   497,475
  115,900            Coca-Cola Co.                                    8,605,575
   14,100            Colgate Palmolive Company                          990,525
   35,300            Heinz (H. J.) Co.                                1,164,900
   72,400            PepsiCo, Inc.                                    4,045,350
   10,100            Ralston Purina Co.                                 629,988
                                                                    -----------
                                                                     15,933,813
                                                                    -----------
                     SERVICES  5.77%
    9,200            Burlington Northern, Inc.                          717,600
   14,100            Capital Cities/ABC                               1,739,588
    4,900            Delta Air Lines, Inc.                              361,988
    5,400            Federal Express *                                  398,925
    9,900            Harrah's Entertainment, Inc. *                     240,075
   63,900            McDonald's Corp.                                 2,883,488
   12,700            Norfolk Southern Corp.                           1,008,063
   47,900            Walt Disney Productions                          2,826,100
                                                                     ----------
                                                                     10,175,827
                                                                     ----------
                     RETAIL  5.07%
   44,300            K-Mart Corp. *                                     315,638
   24,000            May Department Stores Company                    1,011,000
   37,600            Sears, Roebuck & Company                         1,466,400
    6,300            Tandy Corp.                                        261,450
   34,500            The Limited, Inc.                                  595,125
   26,700            Toys R Us *                                        580,725
  211,200            Wal-Mart Stores, Inc.                            4,699,200
                                                                     ----------
                                                                      8,929,538
                                                                     ----------
                     HEALTH  10.74%
   26,700            Baxter International                             1,118,063
   46,600            Bristol-Myers Squibb Company                     4,001,761
   59,300            Johnson & Johnson                                5,077,563
    7,400            Mallinckrodt Group, Inc.                           269,175
  113,700            Merck & Company                                  7,461,563
   25,665            Pharmacia & Upjohn                                 994,519
                                                                    -----------
                                                                     18,922,644
                                                                    -----------


                See accompanying notes to financial statements                 8

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares             Common Stocks                                     Value
--------------------------------------------------------------------------------
                     TECHNOLOGY  12.55%
   20,900            AMP, Inc.                                     $    802,038
    4,400            Ceridian Corporation *                             181,500
    5,400            Computer Sciences Corp. *                          379,350
   14,200            Digital Equipment Corp. *                          908,800
  155,700            General Electric Company                        11,210,400
    3,800            Harris Corp.                                       207,575
   12,300            Honeywell, Inc.                                    598,088
   75,700            Intel Corporation                                4,295,975
   11,900            National Semiconductor Corp. *                     264,775
   24,500            Northern Telecom Ltd.                            1,053,500
   23,600            Raytheon Company                                 1,115,100
    3,200            Tekronix, Inc.                                     157,200
   18,200            Texas Instruments, Inc.                            937,300
                                                                   ------------
                                                                     22,111,601
                                                                   ------------

                     TOTAL COMMON STOCKS  100.60%                   177,278,787
                                                                   ------------
                     (cost $126,956,161)


9                See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

 Contracts                                                                         Value
-------------------------------------------------------------------------------------------

                  PUT OPTIONS ON THE STANDARD & POOR'S 100 STOCK INDEX
   750            expiring January 19, 1996 at 540                             $     44,550
   275            expiring January 19, 1996 at 530                                   11,172
   500            expiring February 16, 1996 at 530                                  54,700
                                                                               ------------
                  TOTAL PUT OPTIONS OUTSTANDING  0.06%                              110,422

                  (cost $537,213)

                  REPURCHASE AGREEMENT  2.36%
                  5.3% repurchase agreement dated December 29, 1995 with Star
                  Bank, N.A., due January 2, 1996 (repurchase proceeds
                  $4,156,446), collateralized by $4,380,000 6% GNMA Pool
                  #8974, maturity May 20, 2022
                  (market value $4,486,763)                                       4,154,000
                                                                               ------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENT  103.02%           181,543,209
                                                                               ------------

                  CALL OPTIONS ON THE STANDARD & POOR'S 100 STOCK INDEX **
  (250)           expiring January 19, 1996 at 550                                 (931,250)
  (738)           expiring January 19, 1996 at 560                               (2,075,623)
  (194)           expiring January 19, 1996 at 565                                 (452,263)
  (245)           expiring January 19, 1996 at 570                                 (462,438)
  (309)           expiring January 19, 1996 at 575                                 (448,050)
  (170)           expiring January 19, 1996 at 580                                 (179,563)
  (193)           expiring February 16, 1996 at 570                                (429,425)
  (580)           expiring February 16, 1996 at 580                                (855,500)
  (365)           expiring February 16, 1996 at 585                                (415,188)
                                                                               ------------
                  TOTAL CALL OPTIONS OUTSTANDING  (3.55%)                        (6,249,300)
                  (premiums received $5,616,247)

                  OTHER ASSETS AND LIABILITIES, NET  0.53%                          925,743
                                                                               ------------

                  NET ASSETS  100%                                             $176,219,652
                                                                               ============

                  *   Denotes a non-income producing security.
                  ** The aggregate value of investments that covers outstanding call options is $177,278,787.


            See accompanying notes to financial statements                    10

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Statement of Assets and Liabilities - December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Common stocks, at value (original cost $126,956,161)               $177,278,787
Put options, at value (original cost $537,213)                          110,422
Repurchase agreement                                                  4,154,000
Receivable for investments sold                                         790,571
Dividends receivable                                                    369,344
Receivable for fund shares sold                                          43,850
Cash                                                                        682
Other assets                                                             31,376
                                                                   ------------
                                                                    182,779,032
                                                                   ------------

LIABILITIES:
Call options outstanding, at value
   (premiums received $5,616,247)                                     6,249,300
Payable for fund shares redeemed                                        164,119
Dividends payable to shareholders                                        52,277
Payable to affiliate                                                     17,153
Other accrued expenses and liabilities                                   76,531
                                                                   ------------
                                                                      6,559,380
                                                                   ------------
NET ASSETS                                                         $176,219,652
                                                                   ============


NET ASSETS CONSIST OF:
Paid-in capital applicable to 10,422,971 shares outstanding
   (unlimited number of shares authorized, no par value)           $151,488,652
Accumulated realized loss, net                                      (24,531,782)
Unrealized appreciation, net                                         49,262,782
                                                                   ------------
                                                                   $176,219,652
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                 $      16.91
                                                                   ============


11               See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Statement of Operations - For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                                 $  4,388,712
Interest income                                                                      321,240
                                                                                ------------
                                                                                   4,709,952
                                                                                ------------
EXPENSES:
Investment advisory and management fees                                            1,246,576
Transfer agent and accounting fees                                                   396,964
Reports to shareholders                                                              175,000
Professional fees                                                                     90,242
Trustees' fees                                                                        31,663
Registration fees                                                                     24,487
Custodian fees                                                                        16,792
Other expenses                                                                       101,852
                                                                                ------------
                                                                                   2,083,576
                                                                                ------------
NET INVESTMENT INCOME                                                              2,626,376
                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:
   Securities                                                                     13,607,602
   Call options expired and closed                                               (34,440,957)
   Put options expired and closed                                                 (2,292,863)
                                                                                ------------
     Net realized loss on investments                                            (23,126,218)
                                                                                ------------
Change in unrealized appreciation (depreciation) of investments:
   Securities                                                                     41,052,518
   Call options                                                                   (1,996,631)
   Put options                                                                      (426,791)
                                                                                ------------
     Change in net unrealized appreciation (depreciation) of investments          38,629,096
                                                                                ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                   15,502,878
                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 18,129,254
                                                                                ============


See accompanying notes to financial statements                                12

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                                             1995             1994
                                                                       -------------      --------------
FROM OPERATIONS:
Net investment income                                                  $  2,626,376         $  2,757,888
Net realized gain (loss) on investments                                 (23,126,218)           9,434,982
Change in unrealized appreciation (depreciation) of investments          38,629,096           (2,993,130)
                                                                       ------------         ------------
Net increase in net assets resulting from operations                     18,129,254            9,199,740
                                                                       ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                               (2,626,376)          (2,880,615)
From net realized gain on investments                                            --           (8,568,083)
In excess of realized gains on investments                                 (249,721)          (1,155,843)
                                                                       ------------         ------------
Decrease in net assets from dividends and distributions                  (2,876,097)         (12,604,541)
                                                                       ------------         ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                38,274,968           42,407,019
Net asset value of shares issued in reinvestment of
   dividends and distributions                                            2,637,064           11,563,076
Payments for shares redeemed                                            (44,596,352)         (93,090,250)
                                                                       ------------         ------------
Net decrease in net assets from fund share transactions                  (3,684,320)         (39,120,155)
                                                                       ------------         ------------

NET INCREASE (DECREASE) IN NET ASSETS                                    11,568,837          (42,524,956)

NET ASSETS:
Beginning of period                                                     164,650,815          207,175,771
                                                                       ------------         ------------
End of period                                                          $176,219,652         $164,650,815
                                                                       ============         ============

FUND SHARE TRANSACTIONS:
Shares sold                                                               2,357,484             2,665,993
Shares issued in reinvestment of dividends and distributions                160,498               745,445
Less shares redeemed                                                     (2,733,507)           (5,841,163)
                                                                       ------------         -------------

NET DECREASE IN SHARES OUTSTANDING                                         (215,525)           (2,429,725)
                                                                       ============         =============


13               See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY INDEX PLUS FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                  Year Ended December 31,
                                                    1995 (1)    1994       1993       1992       1991
                                                    ----        ----       ----       ----       ----
Net asset value, beginning of period               $ 15.48    $ 15.85    $ 15.51    $ 15.24    $ 13.64
                                                   -------    -------    -------    -------    -------

Net investment income                                 0.24       0.26       0.26       0.27       0.31
Net gains on securities                               1.46       0.61       0.88       0.51       2.10
                                                   -------    -------    -------    -------    -------

   Total from investment operations                   1.70       0.87       1.14       0.78       2.41
                                                   -------    -------    -------    -------    -------

Dividends from net investment income                 (0.24)     (0.27)     (0.26)     (0.28)     (0.30)
Distributions from capital gains                     (0.00)     (0.86)     (0.47)     (0.23)     (0.51)
Distributions in excess of realized capital gains    (0.03)     (0.11)     (0.07)      0.00       0.00
                                                   -------    -------    -------    -------    -------

   Total distributions                               (0.27)     (1.24)     (0.80)     (0.51)     (0.81)
                                                   -------    -------    -------    -------    -------

Net asset value, end of period                     $ 16.91    $ 15.48    $ 15.85    $ 15.51    $ 15.24
                                                   =======    =======    =======    =======    =======

TOTAL RETURN                                         11.04%      5.57%      7.40%      5.15%     17.80%

Net assets, end of period (millions)               $176.22    $164.65    $207.18    $212.95    $ 81.37

Ratio of expenses to average net assets               1.19%      1.21%      1.11%      1.11%      1.22%

Ratio of net investment income to average net         1.51%      1.54%      1.58%      1.96%      2.17%
assets

Portfolio turnover rate                                  5%         4%        17%        15%        31%


(1) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund.



See accompanying notes to financial statements                                14

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------


1.  SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of Gateway Index Plus Fund (Index or the Fund) are included in this report. Gateway Mid Cap Index Fund, Gateway Small Cap Index Fund and the Cincinnati Fund are included in separate annual reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION - Index normally values common stocks traded on national exchanges or markets at the last sale price on each trading day. Option contracts (both purchased and written) are normally valued at the average of the closing bid and asked quotations. Other securities (including over-the-counter written call options) for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies set by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are recorded on the ex-dividend date and are declared and paid quarterly. Net realized capital gains, if any, are distributed to shareholders in December.

FEDERAL INCOME TAXES - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes. Tax regulations require the Fund to assume that open option contracts are closed each year end and include the resulting calculated capital gain or loss in the determination of federal taxable income. The Fund has a net capital loss carryforward of $25,549,652 that expires in 2003.

REPURCHASE AGREEMENTS - The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

2.  TRANSACTIONS WITH AFFILIATES
Gateway Investment Advisers, Inc. (GIA) was the investment adviser of the Fund prior to December 15, 1995. On December 15, 1995, the advisory contract between the Fund and GIA terminated, and a new contract was entered into with the Adviser. There were no changes in the advisory fee, or the computation thereof, as a result of the new contract. Index pays the Adviser a monthly management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the Fund, 0.70% of the next $50 million and 0.60% of all such assets over $100 million.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------


If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 1.50% of the average daily net assets, the Adviser has agreed to reduce its fee as necessary to limit the Fund's expenses to that level.

The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services, subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1995, the Adviser controlled, but did not own, 8.1% of the outstanding shares of the Fund.

3.  SECURITIES TRANSACTIONS
For the year ended December 31, 1995, purchases of investment securities (excluding short-term investments) totaled $8,340,960 and proceeds from sales totaled $48,346,076.

The Fund may write (sell) call options on stock indices for cash (that is, "the option premium") to enhance earnings on the portfolio securities. However, using these contracts limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Fund may also buy put options on stock indices. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. The liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in the market value of the hedged portfolio. Similarly, the value of purchased puts increases to offset declines and decreases to offset rises in portfolio value. For the year ended December 31, 1995, transactions in written options were as follows:

                                        Number of Contracts     Premiums

     Outstanding at December 31, 1994          3,790         $  3,245,786
     Options written                          14,053           19,605,716
     Options expired                          (1,310)          (1,085,771)
     Options exercised                       (13,489)         (16,149,484)
                                             -------         ------------
     Outstanding at December 31, 1995          3,044         $  5,616,247
                                             =======         ============

4.  UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
Gross unrealized appreciation of common stock totaled $53,309,865 and depreciation totaled ($2,987,239) at December 31, 1995, based on the cost of investments.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of the Gateway Index Plus Fund of The Gateway Trust:

We have audited the accompanying statement of assets and liabilities of the Gateway Index Plus Fund of THE GATEWAY TRUST (an Ohio business trust), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Index Plus Fund of The Gateway Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with generally accepted accounting principles.



Cincinnati, Ohio                                             Arthur Andersen LLP
January 19, 1996

        RESULTS OF SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 11, 1995



On December 11, 1995, a special meeting of shareholders of The Gateway Trust was held to approve new investment advisory contracts for each separate Fund series of the Trust. The investment advisory contracts approved at the meeting were substantially identical with the advisory contracts in place prior to the meeting except for the investment advisor which was changed from Gateway Investment Advisers, Inc. to Gateway Investment Advisers, L.P.

The results of the voting for the new investment advisory contracts were as follows:

FUND                                FOR                AGAINST           ABSTAIN
----                                ---                -------           -------
Gateway Index Plus Fund          6,291,436             119,633           291,668

Gateway Mid Cap Index Fund         355,310               1,184             3,009

Gateway Small Cap Index Fund       596,088               5,054             9,602

The Cincinnati Fund                366,890               1,022             1,568

                               RISK/REWARD CHARTS

Index Plus Fund
12/31/85 - 12/31/95
-------------------
                                          Risk      Return
US T-bills (30 day)                       0.48%       5.42%
Gateway Index Plus Fund                   7.91%      10.10%
S&P 500 Stock Index                      14.99%      14.83%


The above chart shows that, in general, more risk must be taken to earn higher total returns. The chart shows three points. One point shows 30-day U.S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Index Plus Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying positions. When the Index Plus Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. If the point appears below the line, it shows the reverse. The next ten years may be quite different in terms of reward for all three investments shown on the charts. The risk, however, tends to be constant over time.

--------------------------------------------------------------------------------
THE GATEWAY TRUST

--------------------------------------------------------------------------------





                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly S. Gordon
                                  John F. Lebor
                                 Walter G. Sall
                              William H. Schneebeck
                                 Peter W. Thayer

                          [STATUE OF LIBERTY GRAPHIC]

                                    GATEWAY

                               MID CAP INDEX FUND
                                      AND
                              SMALL CAP INDEX FUND


                               ANNUAL REPORT 1995

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX AND SMALL CAP INDEX FUNDS
Highlights at December 31, 1995
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURN
                                         ----------------------------------
                                   Past    One      Three   Five      Ten     Inception      Price
                                 Quarter   Year     Years   Years    Years      Date       Per Share
                                 -------   ----     -----   -----    -----      ----       ---------
   Gateway Mid Cap Index           0.25%   25.68%   7.84%     n/a      n/a      9/30/92     $11.61

   Gateway Small Cap Index         0.69    21.81     n/a      n/a      n/a      6/16/93     $11.05

   S&P MidCap 400 Index            1.43    30.95   12.89      n/a      n/a

   S&P 500 Stock Index             6.02    37.58   15.34    16.59    14.83

   Lehman Gov't/Corp. Bond         4.66    19.24    8.51     9.80     9.65

   U. S. Inflation (CPI)           0.26     2.61    2.68     2.80     3.47

   Wilshire 250 Index              1.08    26.58     n/a      n/a      n/a


                                               CUMULATIVE TOTAL RETURN
                                         -------------------------------------

                                  Past       One    Three     Five     Ten
                                 Quarter    Year    Years    Years    Years
                                 -------    ----    -----    -----    -----
Gateway Mid Cap Index              0.25%   25.68%   25.42     n/a      n/a

   Gateway Small Cap Index         0.69    21.81     n/a      n/a      n/a

   S&P MidCap 400 Index            1.43    30.95    43.87     n/a      n/a

   S&P 500 Stock Index             6.02    37.58    53.44  115.45   298.76

   Lehman Gov't/Corp. Bond         4.66    19.24    27.77   59.62   151.28

   U. S. Inflation (CPI)           0.26     2.61     8.25   14.80    40.61

   Wilshire 250 Index              1.08    26.58      n/a     n/a      n/a

Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Co-Portfolio Managers' Report
--------------------------------------------------------------------------------


The Gateway Mid Cap Index Fund and Small Cap Index Fund produced their best-ever calendar year returns during 1995, 25.68% and 21.81%, respectively. On December 29, 1995, the Mid Cap Index Fund paid a $0.06 per share income dividend and a $0.37 per share capital gain distribution; the Small Cap Index Fund paid a $0.245 per share income dividend and $0.435 per share capital gain distribution. Average annual returns since inception for the Mid Cap Index Fund and the Small Cap Index Fund are 7.45% and 8.12%, respectively.

The year 1995 was one of the greatest years ever for stock market performance. Large capitalization stocks, as measured by the Standard and Poor's 500 Stock Index, advanced 37.58%. This is only the eighth year since 1926 that the market has earned greater than 35%. These large, multinational companies benefited from excellent corporate earnings growth, a decline in long-term interest rates, and a strong overseas demand for U. S. goods.

The Gateway Mid Cap Index Fund invests in the same stocks and weightings represented in the Standard and Poor's MidCap 400 Index. This well diversified portfolio of 400 stocks has a range of market capitalization generally between $500 million to $5 billion. As the table on page 3 shows, the stock component of the Mid Cap Index Fund posted terrific gains during the first three quarters of 1995. Like middle capitalization stocks, the Fund produced a relatively modest gain in the fourth quarter.

With the market advancing so quickly during 1995, our proprietary computer model was sending cautionary signals for the better part of the year. As such, we began purchasing put options in the Fund as a means of lowering risk. The table shows the cost of that insurance for each quarter under the subheading "Effect of Options: Puts."

The Gateway Small Cap Index Fund invests in the 250 stocks represented in the Wilshire Small Cap Index. This portfolio is broadly based across twenty-two industry groups with a median market capitalization of $675 million. The Small Cap Index Fund had strong performance for each of the first three quarters of 1995 before settling down in the fourth quarter as outlined in the table on page
13. Also, similar to the Mid Cap Index Fund, we purchased put options in the Fund to lower the risk of owning stocks.

As we head into 1996, the financial news hitting Wall Street appears to be favorable; interest rates are declining, inflation remains in check, and corporate earnings are growing at a more moderate rate. We are concerned, however, that much of this good news has already been reflected in the market. History certainly suggests that 1996 will not match 1995's spectacular gains. A bright spot for the Mid Cap Index and Small Cap Index Funds is the expectation that these smaller capitalization segments of the market will "catch up" to the larger blue chip stocks during 1996.

As always, we appreciate your continued support and look forward to serving you in the years to come.

/s/ J. Patrick Rogers
J. Patrick Rogers, CFA
Co-Portfolio Manager

/s/ Peter W. Thayer
Peter W. Thayer, CFA
Co-Portfolio Manager

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Co-Portfolio Managers' Overview
--------------------------------------------------------------------------------



           -------------------------------------------------------
                                TOP TEN HOLDINGS
                           GATEWAY MID CAP INDEX FUND
                             AS OF DECEMBER 31, 1995
           -------------------------------------------------------
           Bay Networks, Inc.                           1.23%
           Worldcom Inc.                                1.06%
           Aon Corporation                              0.87%
           Chiron Corporation                           0.79%
           Fifth Third Bancorp                          0.77%
           Adobe Systems, Inc.                          0.76%
           First Tennessee National Corp.               0.74%
           Frontier Corp.                               0.73%
           Hospitality Franchise Systems                0.72%
           Parametric Technology Corporation            0.70%
           -------------------------------------------------------


--------------------------------------------------------------------------------
                          GATEWAY MID CAP INDEX FUND
                                     1995
--------------------------------------------------------------------------------
                                  1ST QTR.    2ND QTR.    3RD QTR.    4TH QTR.
--------------------------------------------------------------------------------
 CONTRIBUTION OF STOCKS
    Performance of Stocks           7.14%       8.52%       8.65%        0.63%
    Dividends Earned                0.53        0.46        0.48         0.40
 INTEREST EARNED                    0.01        0.03        0.06         0.09
 CONTRIBUTIONS OF OPTIONS
    Effect of Options:   Calls      0.28        0.00        0.00         0.00
    Effect of Options:   Puts      (0.33)      (1.14)      (0.40)       (0.33)
 EFFECT OF FEES
    Fund Expenses                  (0.50)      (0.49)      (0.48)       (0.51)
    Brokerage Commissions          (0.07)      (0.02)      (0.01)       (0.03)
--------------------------------------------------------------------------------
       TOTAL RETURN                 7.72%       7.36%       8.30%        0.25%
--------------------------------------------------------------------------------




                                RISK/REWARD CHART
                                -----------------
                                 SINCE INCEPTION
                               9/30/92 TO 12/31/95



Mid Cap Index Fund
9/30/92 - 12/31/95

                                          Risk      Return
US T-bills (30 day)                       0.31%       3.92%
Mid Cap Index Fund                        7.92%       7.45%
S&P 500                                   7.91%      15.75%



The above chart shows that, in general, more risk must be taken to earn higher total returns. The chart shows three points. One point shows 30-day U. S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Mid Cap Index Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying positions. When the Mid Cap Index Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. If the point appears below the line, it shows the reverse. The succeeding years may be quite different in terms of reward for all three investments shown on the chart. The risk, however, tends to be constant over time.

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                          Value
--------------------------------------------------------------------------------
                 AEROSPACE & EQUIPMENT  0.89%
     200         OEA, Inc.                                              $  5,950
     400         Rohr Inc. *                                               5,750
     100         Sequa Corp. *                                             3,063
     300         Sundstrand Corporation                                   21,150
     200         Teleflex Incorporated                                     8,200
     200         Thiokol Corporation                                       6,788
                                                                        --------
                                                                          50,901
                                                                        --------

                 APPAREL  0.77%
     200         Ann Taylor Stores Corp. *                                 2,075
     500         Cintas Corp.                                             22,375
     200         Jones Apparel Group Inc. *                                7,875
     300         Nine West Group, Inc. *                                  11,250
                                                                        --------
                                                                          43,575
                                                                        --------

                 AUTOMOBILES & PARTS  0.66%
     300         Arvin Industries, Inc.                                    4,969
     300         Federal-Mogul Corporation                                 5,869
     400         Federal Signal Corporation                               10,325
     300         Modine Manufacturing Company                              7,275
     300         Superior Industries International                         7,894
                                                                        --------
                                                                          36,332
                                                                        --------

                 OTHER CONSUMER DURABLES  1.74%
     400         Albany International Corp. Class A                        7,275
     700         Burlington Industries, Inc. *                             9,144
     200         Church & Dwight Company, Inc.                             3,713
     400         GenCorp, Inc.                                             4,925
     200         Herman Miller Inc.                                        6,050
     100         HON Industries, Inc.                                      2,350
     800         Leggett & Platt, Inc.                                    19,450
     100         NCH Corporation                                           5,775
   1,300         Shaw Industries, Inc.                                    19,094
     200         Stanhome Incorporated                                     5,813
     700         Unifi, Inc.                                              15,531
                                                                        --------
                                                                          99,120
                                                                        --------
                 BUILDING MATERIALS & CONSTRUCTION  0.27%
     200         Granite Construction, Inc.                             $  6,325
     200         Jacobs Engineering Group Inc. *                           5,025
     200         Southdown Incorporated *                                  3,875
                                                                        --------
                                                                          15,225
                                                                        --------

                 BUSINESS SERVICES & SUPPLIES  2.75%
     100         Angelica Corporation                                      2,050
     450         Comdisco, Inc.                                           10,238
   1,400         Equifax Inc.                                             29,838
     300         FlightSafety International, Inc.                         15,075
     300         Healthcare COMPARE Corp. *                               13,106
     300         Information Resources, Inc. *                             3,656
     400         Kelly Services, Inc.                                     11,250
     700         Manpower Inc.                                            19,644
     400         Olsten Corp.                                             15,750
     450         Paychex, Inc.                                            22,359
     300         Rollins, Inc.                                             6,638
     500         Sotheby's Holdings, Inc.                                  7,125
                                                                        --------
                                                                         156,729
                                                                        --------

                 CHEMICALS  3.62%
     600         Albemarle Corp.                                          11,588
     300         Betz Laboratories, Inc.                                  12,281
     300         Cabot Corporation                                        16,163
     500         Crompton & Knowles                                        6,594
     300         Dexter Corp.                                              7,069
   1,100         Ethyl Corp.                                              13,750
     300         Ferro Corporation                                         6,975
     700         Fuller (H. B.) Company                                   24,588
     400         Georgia Gulf Corp.                                       12,250
     600         IMC Global, Inc.                                         24,488
     400         Lawter International, Inc.                                4,650
     300         Loctite Corporation                                      14,269
     600         Lubrizol Corporation                                     16,725
     200         Olin Corporation                                         14,863


                See accompanying notes to financial statements                 4

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                         Value
--------------------------------------------------------------------------------

                 CHEMICALS - Continued
     400         Schulman (A.), Inc.                                    $  8,950
     500         Sterling Chemicals, Inc. *                                4,063
     300         Wellman, Inc.                                             6,844
                                                                        --------
                                                                         206,110
                                                                        --------

                 ELECTRONICS & COMPUTERS  9.71%
     500         ADC Telecommunications, Inc. *                           18,188
     400         Altera Corporation *                                     19,875
     900         American Power Conversion Corp. *                         8,494
   1,125         Analog Devices, Inc. *                                   26,438
     400         Arrow Electronics, Inc. *                                17,225
     321         AST Research Inc. *                                       2,769
     800         Atmel Corp. *                                            17,800
     400         Avnet, Inc.                                              17,850
   1,700         Bay Networks, Inc. *                                     69,806
     600         Cirrus Logic, Inc. *                                     11,888
     800         Cypress Semiconductor Corporation *                      10,150
     800         Dell Computer Corporation *                              27,850
     300         Hubbell Inc.                                             19,706
     700         Integrated Device Technology                              9,056
     500         Linear Technology Corporation                            19,688
     400         Litton Industries, Inc.                                  17,800
     200         MagneTek, Inc. *                                          1,600
     500         Maxim Integrated Products                                19,250
   1,050         Molex Incorporated                                       33,600
     200         Nellcor, Inc. *                                          11,675
     200         Octel Communications Corp. *                              6,463
     400         Quantum Corporation *                                     6,475
     700         Seagate Technology, Inc. *                               33,200
     700         Sensormatic Electronics Corporation                      12,075
     400         Sequent Computer Systems, Inc. *                          5,750
     400         Solectron Corp.                                          17,650
     200         Stratus Computer, Inc. *                                  6,925
     400         U. S. Robotics                                           35,150
     300         Varian Associates, Inc.                                  14,288
     500         Vishay Intertechnology Inc.                              15,688
     600         Xilinx, Inc. *                                           18,225
                                                                        --------
                                                                         552,597
                                                                        --------

                 COMPUTER SOFTWARE & PERIPHERALS  5.12%
     700         Adobe Systems, Inc.                                      43,488
     400         BMC Software, Inc. *                                     17,050
     300         Borland International, Inc.*                              4,969
     600         Cadence Design Systems, Inc. *                           25,200
     400         Compuware Corp.                                           7,500
     700         Conner Peripherals, Inc. *                               14,613
     400         Electronic Arts Inc.                                     10,475
   1,900         EMC Corporation *                                        29,213
     200         Exabyte Corporation *                                     2,938
     400         FIserv, Inc. *                                           11,975
   1,200         Informix Corporation *                                   36,075
     500         Mentor Graphics Corporation *                             9,063
     600         Parametric Technology Corporation *                      39,825
     200         Policy Management Systems Corp. *                         9,550
     504         Storage Technology Corporation *                         12,002
     100         Structural Dynamics Research Corp. *                      2,925
     300         Symantec Corp. *                                          6,956
     200         Symbol Technologies, Inc. *                               7,900
                                                                        --------
                                                                         291,717
                                                                        --------

                 ENERGY  4.61%
     600         Anadarko Petroleum Corp.                                 32,438
     600         Apache Corporation                                       17,663
     300         BJ Services Company *                                     8,700
     300         Diamond Shamrock, Inc.                                    7,763
   1,600         Global Marine, Inc. *                                    13,900
     800         Lyondell Petrochemical Company                           18,350
     300         MAPCO                                                    16,369
     400         Murphy Oil Corporation                                   16,600
   1,100         Nabors Industries, Inc. *                                12,306


5                See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                          Value
--------------------------------------------------------------------------------

                 ENERGY - Continued
     500         Noble Affiliates, Inc.                                 $ 14,969
     300         Parker & Parsley Petroleum                                6,619
     500         Parker Drilling Company *                                 3,094
     400         Quaker State Corporation                                  5,100
     400         Questar Corporation                                      13,400
   1,000         Ranger Oil Limited                                        6,250
     300         Seagull Energy Corporation *                              6,713
     400         Smith International, Inc. *                               9,425
     300         Tosco Corporation                                        11,494
     400         Valero Energy Corporation                                 9,800
     300         Varco International, Inc. *                               3,619
     453         Weatherford International, Inc.                          13,109
     500         Witco Corporation                                        14,594
                                                                        --------
                                                                         262,275
                                                                        --------

                 FINANCE, INSURANCE & REAL ESTATE  15.02%
     800         AFLAC Incorporated                                       34,750
     500         American Financial Group, Inc.                           15,313
   1,000         Aon Corporation                                          49,813
     400         Bancorp Hawaii, Inc.                                     14,325
   1,155         Bear Stearns Companies, Inc.                             22,883
     200         Castle and Cooke Inc.                                     3,375
     400         Central Fidelity Banks, Inc.                             12,750
     400         City National Corporation                                 5,600
     400         Crestar Financial Corporation                            23,600
     100         Dauphin Deposit Corporation                               2,900
     200         Edwards (A. G.), Inc.                                     4,750
     600         Fifth Third Bancorp                                      43,725
     600         First of America Bank Corporation                        26,663
     100         First Security Corporation                                3,825
     700         First Tennessee National Corp.                           42,263
     300         First Virginia Banks, Inc.                               12,525
     500         Foundation Health Corp. *                                21,469
     700         Franklin Resources, Inc.                                 35,263
   1,200         Green Tree Financial Corporation                         31,650
     200         Hartford Steam Boiler Inspection and Insurance Co.       10,000
     600         Healthsource, Inc.                                       21,563
   1,100         Hibernia Corporation                                     11,756
     300         Kemper Corporation                                       14,888
     900         Marshall & Ilsley Corporation                            23,344
     500         Mercantile Bancorporation, Inc.                          23,031
     500         Mercantile Bankshares Corporation                        13,844
     600         Meridian Bancorp, Inc.                                   27,938
     500         Northern Trust Corporation                               27,844
     700         Paine Webber Group, Inc.                                 13,956
     200         PHH Corporation                                           9,338
     700         Progressive Corporation                                  34,300
     400         Provident Companies, Inc.                                13,525
     400         Regions Financial Corp.                                  17,225
   1,600         Schwab (Charles) Corporation                             32,100
     900         SouthTrust Corporation                                   23,175
     800         State Street Boston Corporation                          36,000
     500         SunAmerica Inc.                                          23,688
     200         Transatlantic Holdings, Inc.                             14,688
     500         UJB Financial Corp.                                      17,781
     441         U. S. Bancorp of Oregon                                  14,801
     499         Value Health, Inc. *                                     13,691
     300         Wilmington Trust Corporation                              9,300
                                                                        --------
                                                                         855,218
                                                                        --------

                 FOOD, BEVERAGE & TOBACCO  3.80%
   1,300         Coca-Cola Enterprises, Inc.                              34,856
     400         Dean Foods Company                                       11,000
     600         Dole Food Company, Inc.                                  20,963
     200         Dreyer's Grand Ice Cream, Inc.                            6,725
     750         Flowers Industries, Inc.                                  9,234
     500         IBP, Inc.                                                25,313
     200         International Multifoods Corp.                            4,025
     300         Lancaster Colony Corporation                             11,213
     300         Lance, Inc.                                               4,894


                See accompanying notes to financial statements                 6

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                          Value
--------------------------------------------------------------------------------

                 FOOD, BEVERAGE & TOBACCO - Continued
     800         McCormick & Company, Inc.                             $ 19,400
     400         Michael Foods, Inc.                                      4,700
     500         Savannah Foods & Industries, Inc.                        5,688
     400         Smucker (J. M.) Company                                  8,800
   1,300         Tyson Foods, Inc.                                       34,206
     300         Universal Corporation Holding Co.                        7,313
     200         Universal Foods Corporation                              8,013
                                                                       --------
                                                                        216,343
                                                                       --------

                 HEALTH  7.97%
     400         Acuson Corporation *                                     4,900
     200         Advanced Technology Laboratories, Inc. *                 4,925
     600         Applied Bioscience International, Inc. *                 4,125
     400         Apria Healthcare Group Inc.                             11,400
     400         Bergen Brunswig Corporation                              9,975
     300         Biogen, Inc. *                                          18,375
     400         Cardinal Health, Inc.                                   21,825
     400         Carter-Wallace, Inc.                                     4,550
     500         Centocor, Inc. *                                        15,500
     409         Chiron Corporation *                                    45,246
     400         Coram Healthcare Corp. *                                 1,750
     300         Cordis Corporation *                                    30,150
     300         Datascope Corporation *                                  7,125
     300         Dentsply International Inc.                             11,981
     100         Diagnostic Products Corporation                          3,788
     400         FHP International Corp. *                               11,300
     400         Forest Laboratories, Inc. *                             18,075
     200         Genzyme Corporation *                                   12,450
     300         Health Care & Retirement *                              10,500
     800         HEALTHSOUTH Rehabilitation Corp. *                      23,250
     415         Horizon CMS Healthcare Corp.                            10,427
   1,100         IVAX Corporation                                        31,419
     576         Laboratory Corp. of America *                            5,364
     400         McKesson Corp.                                          20,250
   1,200         Mylan Laboratories, Inc.                                28,050
     600         NovaCare, Inc. *                                         3,113
     300         PacifiCare Health Systems, Inc. *                       26,175
     700         Perrigo Company *                                        8,356
     200         Scherer (R. P.) Corp.                                    9,813
     500         Stryker Corporation                                     26,219
     400         Surgical Care Affiliates, Inc.                          13,550
                                                                       --------
                                                                        453,926
                                                                       --------

                 MACHINERY & RELATED PRODUCTS  0.71%
     200         Duriron Company, Inc.                                    4,675
     200         Goulds Pumps Incorporated                                4,988
     300         Kennametal Inc.                                          9,488
     100         Lawson Products, Inc.                                    2,469
     200         Nordson Corporation                                     11,375
     300         Stewart & Stevenson Services, Inc.                       7,613
                                                                       --------
                                                                         40,608
                                                                       --------

                 MINING & METALS  1.36%
     800         Battle Mountain Gold Company                             6,700
     300         CalMat Company                                           5,475
     400         CBI Industries, Inc.                                    13,150
     100         Cleveland-Cliffs, Inc.                                   4,088
     300         Donaldson Company, Inc.                                  7,556
     300         Keystone International, Inc.                             6,019
     625         RPM, Inc.                                               10,234
     300         Vulcan Materials Co.                                    17,288
     300         Watts Industries, Inc.                                   6,956
                                                                       --------
                                                                         77,466
                                                                       --------

                 PAPER & FOREST PRODUCTS  2.13%
     400         Bowater, Inc.                                           14,175
     200         Chesapeake Corporation                                   5,863
     400         Consolidated Papers, Inc.                               22,450
     400         Glatfelter (P. H.) Co.                                   6,850
     500         Longview Fibre Company                                   8,094
     200         Pentair, Inc.                                           10,000
     300         Rayonier Inc.                                            9,994


7                See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                         Value
--------------------------------------------------------------------------------
                 PAPER & FOREST PRODUCTS - Continued
     840         Sonoco Products Company                                $ 22,050
     400         Tambrands Inc.                                           19,100
      96         Wausau Paper Mills Company                                2,640
                                                                        --------
                                                                         121,216
                                                                        --------

                 PRECISION INSTRUMENTS  1.33%
     300         Ametek, Inc.                                              5,663
     300         Beckman Instruments, Inc.                                10,631
     200         Measurex Corporation                                      5,650
     600         Teradyne, Inc. *                                         14,963
     750         Thermo Electron Corporation *                            38,859
                                                                        --------
                                                                          75,766
                                                                        --------

                 RETAIL  3.18%
     400         Best Buy Company, Inc. *                                  6,500
     200         Claire's Stores, Inc.                                     3,538
     700         CML Group, Inc.                                           3,500
     600         Dollar General Corporation                               12,525
     300         Duty Free International, Inc.                             4,800
     500         Family Dollar Stores, Inc.                                6,875
     400         Fingerhut Companies, Inc.                                 5,525
     200         Fred Meyer Inc. *                                         4,513
     400         Hancock Fabrics, Inc.                                     3,650
     400         Hannaford Brothers Company                                9,825
     500         Heilig-Meyers Company                                     9,125
     900         Home Shopping Network, Inc. *                             8,156
     500         Intelligent Electronics, Inc.                             3,031
     400         Kohl's Corp. *                                           21,000
     300         Lands' End, Inc. *                                        4,125
     400         MacFrugal's Bargains-Closeouts, Inc. *                    5,575
     300         Microwarehouse Inc.                                      13,050
     600         Revco (D. S.) Inc.                                       16,950
     600         Ruddick Corporation                                       6,900
   1,000         Service Merchandise Company Inc. *                        5,000
     200         Tiffany & Co.                                            10,100
     400         Vons Companies, Inc. *                                   11,250
     300         Waban Inc. *                                              5,644
                                                                        --------
                                                                         181,157
                                                                        --------

                 SERVICES  5.92%
     500         Air & Water Technologies Corp. *                          3,094
     200         Airborne Freight Corporation                              5,338
     100         Alaska Air Group, Inc. *                                  1,625
     300         Arnold Industries, Inc.                                   5,288
     300         Atlantic Southeast Airlines, Inc.                         6,488
     200         Banta Corp.                                               8,875
     400         Belo (A. H.) Corporation Class A                         13,875
     400         Bob Evans Farms, Inc.                                     7,650
     700         Brinker International, Inc. *                            10,631
     300         Buffets, Inc. *                                           4,200
     600         Calgon Carbon Corp.                                       7,163
     300         Chris-Craft Industries, Inc. *                           12,938
     100         CPI Corporation                                           1,594
     600         Cracker Barrel Old Country Store, Inc. *                 10,388
     300         Ennis Business Forms, Inc.                                3,694
     300         Gibson Greetings, Inc. *                                  4,819
     100         Houghton Mifflin Company                                  4,288
     500         Hunt (J. B.) Transport Services, Inc.                     8,438
     400         Illinois Central Corp.                                   15,400
     200         International Dairy Queen, Inc. *                         4,600
     400         Kansas City Southern Industries, Inc.                    18,350
     400         Lee Enterprises, Incorporated                             9,150
     300         Media General, Inc.                                       9,113
     300         Morrison Restaurants Inc.                                 4,181
     800         Omnicom Group Inc.                                       29,750
     400         Outback Steakhouse Inc.                                  14,375
     400         Promus Hotel Corporation                                  8,850
     400         Reynolds and Reynolds Company                            15,500
     500         Rollins Environmental Services, Inc. *                    1,438
     200         Sbarro Incorporated                                       4,288

                See accompanying notes to financial statements                 8

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                         Value
--------------------------------------------------------------------------------

                 SERVICES - Continued
     100         Scholastic Corp.                                      $  7,788
     600         Sizzler International, Inc. *                            2,550
     400         Standard Register Company                                8,050
     200         TCA Cable TV Incorporated                                5,563
     600         Topps Company, Inc.                                      3,150
     400         Trinity Industries, Inc.                                12,575
     200         Wallace Computer Services, Inc.                         10,925
     100         Washington Post Company                                 28,150
     400         Western Publishing Group, Inc. *                         3,175
                                                                       --------
                                                                        337,307
                                                                       --------

                 STEEL & IRON  0.61%
     700         Allegheny Ludlum Corporation                            13,038
     200         Carpenter Technology Corporation                         8,225
     100         Lukens Inc.                                              2,869
     200         Oregon Steel Mills, Inc.                                 2,800
     200         Precision Castparts Corporation                          7,975
                                                                       --------
                                                                         34,907
                                                                       --------

                 OTHER INDUSTRIAL CYCLICALS  4.71%
     200         Alexander & Baldwin Company                              4,650
     400         Alumax, Inc. *                                          12,300
     300         American President Companies Ltd.                        6,975
     300         Brush Wellman Inc.                                       5,156
     100         Carlisle Companies Inc.                                  4,038
     875         Clayton Homes, Inc.                                     18,758
     200         Cross (A. T.) Company                                    3,025
     600         Danaher Corp.                                           18,975
     300         Diebold Incorporated                                    16,613
     400         Fastenal Company                                        17,000
     200         First Brands Corporation                                 9,488
     300         Hanna (M. A.) Company                                    8,381
      30         Hewlett Packard Company                                  2,483
     200         Kaydon Corporation                                       6,088
     630         Mark IV Industries, Inc.                                12,403
     100         MAXXAM Inc. *                                            3,525
   1,300         Office Depot, Inc. *                                    25,594
     300         Overseas Shipholding Group, Inc.                         5,738
     400         Sealed Air Corporation *                                11,250
     900         Staples, Inc. *                                         22,050
     200         Tecumseh Products Company                               10,425
     600         Tidewater Inc.                                          18,863
     200         Verifone, Inc. *                                         5,725
     400         York International Corporation                          18,875
                                                                       --------
                                                                        268,378
                                                                       --------

                 UTILITIES  15.70%
     700         AES Corporation *                                       16,756
   1,100         Allegheny Power System, Inc.                            31,419
     500         Atlantic Energy Inc.                                     9,625
     700         Atlanta Gas Light Company                               13,694
     100         Black Hills Corporation                                  2,475
     500         Brooklyn Union Gas Company                              14,563
     500         California Energy Company *                              9,688
     200         Central Louisiana Electric Company, Inc.                 5,400
     400         Central Maine Power Company                              5,750
     500         Century Telephone Enterprises, Inc.                     15,938
     800         CMS Energy Corporation                                  23,850
     500         COMSAT                                                   9,375
     600         Delmarva Power & Light Company                          13,725
     400         El Paso Natural Gas Company                             11,425
     900         Florida Progress Corporation                            31,838
   1,400         Frontier Corp.                                          41,738
     300         Hawaiian Electric Industries, Inc.                      11,606
     400         Idaho Power Company                                     11,950
     100         Illinova Corp.                                           3,000
     300         Indiana Energy, Inc.                                     7,163
     400         IPALCO Enterprises, Inc.                                15,200
     400         Kansas City Power & Light Company                       10,475
     300         LG&E Energy Corp.                                       12,713


9                See accompanying notes to financial statements

--------------------------------------------------------------------------------
GATEWAY MID CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

  Shares                            Common Stock                         Value
--------------------------------------------------------------------------------
                 UTILITIES - Continued
     400         Lincoln Telecommunications Company                   $    8,500
     600         MCN Corporation                                          13,913
     888         Mid American Energy Company                              14,874
     300         Minnesota Power & Light Company                           8,531
     500         Montana Power Company                                    11,344
     300         National Fuel Gas Company                                10,050
     400         Nevada Power Company                                      8,875
     600         New England Electric System                              23,813
     700         New York State Electric & Gas Corp.                      18,069
   1,700         NEXTEL Communications, Inc. *                            25,181
     600         NIPSCO Industries, Inc.                                  22,950
   1,200         Northeast Utilities                                      29,250
     400         Oklahoma Gas & Electric Company                          17,200
     800         Pinnacle West Capital Corporation                        23,050
     500         Portland General Corp. Holding Co.                       14,531
   1,100         Potomac Electric Power Company                           28,806
     600         Public Service Company of Colorado                       21,188
     400         Public Service Company of New Mexico *                    7,000
     700         Puget Sound Power & Light Co.                            16,275
   1,000         SCANA Corporation                                        28,563
     600         Southern New England Telecommunications Corp.            23,813
     400         Southwestern Public Service Company                      13,050
   1,100         TECO Energy, Inc.                                        28,119
     500         Telephone & Data Systems, Inc.                           19,813
     400         UtiliCorp United Inc.                                    11,775
     400         Vanguard Cellular Systems, Inc. *                         8,050
     400         Washington Gas Light Company                              8,250
   1,000         Wisconsin Energy Corporation                             30,563
   1,700         Worldcom Inc.                                            60,138
     300         WPL Holdings, Inc. *                                      9,131
                                                                      ----------
                                                                         894,031
                                                                      ----------

                 MISCELLANEOUS  2.98%
     700         Callaway Golf Co.                                        15,794
     800         Circus Circus Enterprises, Inc. *                        22,250
     200         GATX Corporation                                          9,725
     700         Harley Davidson, Inc.                                    20,169
     200         Harsco Corp.                                             11,650
     500         Hospitality Franchise Systems *                          40,813
   1,300         International Game Technology                            14,138
     900         Mirage Resorts Incorporated *                            31,050
     100         National Presto Industries, Inc.                          3,969
                                                                      ----------
                                                                         169,558
                                                                      ----------

                 TOTAL COMMON STOCKS  95.56%                           5,440,462
                 (cost $4,740,453)

 Contracts
-----------
                 PUT OPTIONS ON THE STANDARD & POOR'S 500
                   STOCK INDEX  0.18%
      40         expiring March 1996 at 570                               10,250
                 (cost $24,140)

                 REPURCHASE AGREEMENT  4.07%
                 5.3% repurchase agreement dated December 29, 1995
                 with Star Bank, N.A., due January 2, 1996
                 (repurchase proceeds $232,137),
                 collateralized by $245,000
                 6% GNMA Pool #8974, maturity May 20, 2022
                 (market value $250,972)                                 232,000
                                                                      ----------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENT  99.81%    5,682,712

                 OTHER ASSETS AND LIABILITIES, NET  0.19%                 10,717
                                                                      ----------

                 NET ASSETS  100%                                     $5,693,429
                                                                      ==========

                 * Denotes a non-income producing security.


                See accompanying notes to financial statements                10

================================================================================
GATEWAY MID CAP INDEX FUND

Statement of Assets and Liabilities - December 31, 1995

--------------------------------------------------------------------------------

ASSETS:
Common stocks, at value (original cost $4,740,453)                      $5,440,462
Put options, at value (original cost of $24,140)                            10,250
Repurchase agreement                                                       232,000
Dividends receivable                                                         8,726
Receivable for fund shares sold                                                530
Cash                                                                           305
Other assets                                                                15,204
                                                                        ----------
                                                                         5,707,477
                                                                        ----------

LIABILITIES:

Payable for fund shares redeemed                                             2,700
Dividends payable to shareholders                                            1,109
Other accrued expenses and liabilities                                      10,239
                                                                        ----------
                                                                            14,048
                                                                        ----------
NET ASSETS                                                              $5,693,429
                                                                        ==========

NET ASSETS CONSIST OF:

Paid-in capital applicable to 490,235 shares outstanding
  (unlimited number of shares authorized, no par value)                 $4,990,445
Undistributed net investment income                                          1,679
Accumulated realized gain, net                                              15,186
Unrealized appreciation, net                                               686,119
                                                                        ----------
                                                                        $5,693,429
                                                                        ==========

NET ASSET VALUE, OFFERING AND REDEMPTION

  PRICE PER SHARE                                                       $    11.61
                                                                        ==========

================================================================================
GATEWAY MID CAP INDEX FUND

Statement of Operations - For the Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                         $   104,142
Interest income                                                              10,071
                                                                        -----------
                                                                            114,213
                                                                        -----------

EXPENSES:

Transfer agent and accounting fees                                           78,000
Investment advisory and management fees                                      50,766
Custodian fees                                                               15,153
Registration fees                                                            15,031
Professional fees                                                            13,620
Trustees' fees                                                                6,234
Reports to shareholders                                                       4,600
Other expenses                                                                7,112
                                                                        -----------
                                                                            190,516

Fees waived and expenses reimbursed under contract                          (77,744)
Expenses reimbursed voluntarily                                              (1,267)
                                                                        -----------

                                                                            111,505
                                                                        -----------

NET INVESTMENT INCOME                                                         2,708
                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:

   Securities                                                               281,196
   Call options expired and closed                                          (14,102)
   Put options expired and closed                                           (65,330)
                                                                        -----------
     Net realized gain on investments                                       201,764
                                                                        -----------
Change in unrealized appreciation (depreciation) of
investments:

   Securities                                                             1,059,752
   Call options                                                              32,050
   Put options                                                              (13,890)
                                                                        -----------
     Change in net unrealized appreciation (depreciation)
       of investments                                                     1,077,912
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                         1,279,676
                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                      $ 1,282,384
                                                                        ===========

11               See accompanying notes to financial statements

================================================================================
GATEWAY MID CAP INDEX FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Year Ended December 31,
                                                              1995            1994
                                                           -----------     -----------
FROM OPERATIONS:

Net investment income                                     $     2,708    $     55,915
Net realized gain (loss) on investments                       201,764          (8,877)
Change in unrealized appreciation (depreciation)
  of investments                                            1,077,912        (574,930)
                                                          -----------    ------------
Net increase (decrease) in net assets resulting
  from operations                                           1,282,384        (527,892)
                                                          -----------    ------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:

From net investment income                                    (28,380)        (34,422)
From net realized gain on investments                        (175,010)         (6,884)
                                                          -----------    ------------
Decrease in net assets from dividends and distributions      (203,390)        (41,306)
                                                          -----------    ------------
FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                                     770,226       2,603,076
Net asset value of shares issued in reinvestment
  of dividends and distributions                              202,760          61,306
Payments for shares redeemed                               (2,947,026)     (5,971,331)
                                                          -----------    ------------
Net decrease in net assets from fund share transactions    (1,974,040)     (3,306,949)
                                                          -----------    ------------
NET DECREASE IN NET ASSETS                                   (895,046)     (3,876,147)

NET ASSETS:

Beginning of period                                         6,588,475      10,464,622
                                                          -----------    ------------
End of period, including undistributed net
  investment income of $1,679 and $27,351                 $ 5,693,429    $  6,588,475
                                                          ===========    ============
FUND SHARE TRANSACTIONS:

Shares sold                                                    68,899         258,936
Shares issued in reinvestment of dividends and                 17,473           6,258
distributions

Less shares redeemed                                         (283,661)       (607,657)
                                                          -----------    ------------
NET DECREASE IN SHARES OUTSTANDING                           (197,289)       (342,463)
                                                          ===========    ============


================================================================================
GATEWAY MID CAP INDEX FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                         Period Ended
                                             Year Ended December 31,     December 31,
                                           1995(4)   1994        1993      1992 (1)
                                           ------    ----        ----    ------------
Net asset value, beginning of period       $ 9.58    $10.16    $ 10.04     $10.00
                                           ------    ------    -------     ------
Net investment income                        0.03      0.08       0.11       0.03
Net gains (losses) on securities             2.43     (0.60)      0.41       0.04
                                           ------    ------    -------     ------
   Total from investment operations          2.46     (0.52)      0.52       0.07
                                           ------    ------    -------     ------
Dividends from net investment income        (0.06)    (0.05)     (0.11)     (0.03)
Distributions from capital gains            (0.37)    (0.01)     (0.29)      0.00
                                           ------    ------    -------     ------
   Total distributions                      (0.43)    (0.06)     (0.40)     (0.03)
                                           ------    ------    -------     ------
Net asset value, end of period             $11.61    $ 9.58    $ 10.16     $10.04
                                           ======    ======    =======     ======
TOTAL RETURN                                25.68%    (5.12%)     5.18%      0.70%(3)

Net assets, end of period (millions)       $ 5.69    $ 6.59    $ 10.46     $10.69

Ratio of net expenses to average
   net assets (2)                            1.98%     1.50%      1.50%      1.50%

Ratio of net investment income to
   average net assets (2)                    0.05%     0.59%      1.06%      1.39%

Portfolio turnover rate                        18%        8%       105%         0%(3)


(1) The Mid Cap Index Fund commenced operations on September 30, 1992.

(2) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.02% in 1995 had the Adviser not voluntarily reimbursed expenses. These ratios have been annualized for periods less than a year.

(3)  Not annualized.

(4) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund.


                See accompanying notes to financial statements                12

===============================================================================
GATEWAY SMALL CAP INDEX FUND
Co-Portfolio Managers' Overview
-------------------------------------------------------------------------------

----------------------------------------------------------
                    TOP TEN HOLDINGS
              GATEWAY SMALL CAP INDEX FUND
                 AS OF DECEMBER 31, 1995
--------------------------------------------- ------------
Macromedia Inc.                                 1.11%
Centocor, Inc.                                  1.05%
Fore Systems Inc.                               1.01%
Global Marine, Inc.                             0.98%
Presstek Inc.                                   0.90%
Surgical Care Affiliates, Inc.                  0.90%
Bed Bath and Beyond                             0.86%
Cordis Corporation                              0.85%
First American Corp. of Tennessee               0.81%
Shared Medical Systems Corporation              0.81%
--------------------------------------------- ------------


----------------------------------------------------------------------------------
                            GATEWAY SMALL CAP INDEX FUND
                                        1995
----------------------------------------------------------------------------------
                                     1ST QTR.    2ND QTR.    3RD QTR.    4TH QTR.
----------------------------------------------------------------------------------
    CONTRIBUTION OF STOCKS
       Performance of Stocks           4.41%       9.17%       8.13%       1.06%
       Dividends Earned                0.51        0.47        0.37        0.43
    INTEREST EARNED                    0.00        0.00        0.01        0.01
    CONTRIBUTIONS OF OPTIONS
       Effect of Options:   Calls     (0.77)       0.00        0.00        0.00
       Effect of Options:   Puts       0.44       (1.25)      (0.41)      (0.37)
    EFFECT OF FEES
       Fund Expenses                  (0.41)      (0.43)      (0.42)      (0.43)
       Brokerage Commissions          (0.03)      (0.08)      (0.01)      (0.01)
  ----------------------------------------------------------------------------------
          TOTAL RETURN                 4.15%       7.88%       7.67%       0.69%
  ----------------------------------------------------------------------------------



                                RISK/REWARD CHART
                                -----------------
                                 SINCE INCEPTION
                               6/16/93 To 12/31/95

Small Cap Index Fund
6/16/93 - 12/31/95
                                        Risk                 Return
                                        ----                 ------
US T-bills (30 day)                     0.30%                 4.23%
Mid Cap Index Fund                      9.12%                 8.12%
S&P 500                                 7.32%                15.76%



     The above chart shows that, in general, more risk must be taken to earn higher total returns. The chart shows three points. One point shows 30-day
     U. S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Small Cap Index Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying positions. When the Small Cap Index Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. If the point appears below the line, it shows the reverse. The succeeding years may be quite different in terms of reward for all three investments shown on the chart. The risk, however, tends to be constant over time.

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares       Common Stock                                                 Value
  -----------------------------------------------------------------------------------
                AEROSPACE & EQUIPMENT  0.97%

    1,200       Kaman Corporation                                         $  13,275
    1,000       Teleflex Incorporated                                        41,000
    1,100       Thiokol Corporation                                          37,331
                                                                          ---------
                                                                             91,606
                                                                          ---------
                APPAREL  1.87%

    1,200       Brown Group, Inc.                                            17,025
    1,600       Jones Apparel Group Inc. *                                   63,000
    1,500       Kellwood Company                                             30,656
      900       Oshkosh B' Gosh, Inc.                                        15,413
    2,000       Tultex Corporation *                                          8,250
    2,100       Westpoint Stevens Inc. *                                     41,869
                                                                          ---------
                                                                            176,213
                                                                          ---------
                AUTOMOBILES & PARTS  1.72%

    1,400       Arvin Industries, Inc.                                       23,188
    1,100       Clarcor Inc.                                                 22,275
    2,300       Federal-Mogul Corporation                                    44,994
    1,200       Standard Products Co.                                        21,075
    1,900       Superior Industries International                            49,994
                                                                          ---------
                                                                            161,526
                                                                          ---------
                OTHER CONSUMER DURABLES  3.16%

    2,800       Acclaim Entertainment *                                      34,825
    1,900       Albany International Corp. Class A                           34,556
    1,000       Bassett Furniture Industries, Inc.                           23,000
    2,000       Cone Mills Corporation *                                     22,500
    2,300       GenCorp, Inc.                                                28,319
    1,600       HON Industries, Inc.                                         37,600
    1,200       La-Z-Boy Chair Company                                       36,900
      500       NCH Corporation                                              28,875
    1,500       Russ Berrie and Company, Inc.                                18,938
    1,100       Stanhome Incorporated                                        31,969
                                                                          ---------
                                                                            297,482
                                                                          ---------
                BUILDING MATERIALS & CONSTRUCTION  2.34%

    1,800       Centex Corporation                                           62,438
    2,300       Kaufman and Broad Home Corp.                                 34,213
    2,100       Lennar Corporation                                           53,156
    2,300       Morrison Knudsen Corporation *                               10,063
    1,100       Pulte Corporation                                            36,988
    1,200       Southdown Incorporated *                                     23,250
                                                                          ---------
                                                                            220,108
                                                                          ---------
                BUSINESS SERVICES & SUPPLIES  2.57%

      600       Angelica Corporation                                         12,300
    3,150       Comdisco, Inc.                                               71,663
    1,200       CompUSA, Inc. *                                              37,350
    1,900       Information Resources, Inc. *                                23,156
    2,300       Rollins, Inc.                                                50,888
    3,300       Sotheby's Holdings, Inc.                                     47,025
                                                                          ---------
                                                                            242,382
                                                                          ---------
                CHEMICALS  1.46%

      600       Chemed Corporation                                           23,288
      800       Fuller (H. B.) Company                                       28,100
    2,800       Lawter International, Inc.                                   32,550
      800       Petrolite Corporation                                        22,300
    3,800       Sterling Chemicals, Inc. *                                   30,875
                                                                          ---------
                                                                            137,113
                                                                          ---------
                ELECTRONICS & COMPUTERS  3.35%

    1,848       AST Research Inc. *                                          15,939
    2,700       Aura Systems Inc. *                                          15,273
    1,650       Baldor Electric Company                                      33,103
    1,100       Cyrix Corporation *                                          25,163
    3,600       Geotek Communications, Inc. *                                23,063
    1,200       Lattice Semiconductor *                                      39,225
    1,500       Octel Communications Corp. *                                 48,469
    2,500       Quantum Corporation *                                        40,469
    2,200       Sequent Computer Systems, Inc. *                             31,625
    2,400       VLSI Technology, Inc. *                                      43,350
                                                                          ---------
                                                                            315,679
                                                                          ---------
                COMPUTER SOFTWARE & PERIPHERALS  9.00%

    2,500       Cheyenne Software Inc. *                                     65,781
    1,400       Electronics for Imaging Inc. *                               60,725
    1,500       Exabyte Corporation *                                        22,031


                  See accompanying notes to financial statements              14

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares       Common Stock                                                 Value
-----------------------------------------------------------------------------------
                COMPUTER SOFTWARE & PERIPHERALS - Continued

    1,600       Fore Systems Inc. *                                       $  95,300
    1,400       FTP Software Inc. *                                          40,688
      900       Global Village Communications *                              17,156
    2,000       Macromedia Inc. *                                           104,125
      700       Medic Computer System Inc. *                                 42,263
    2,000       Merisel, Inc. *                                               8,625
    2,500       NetManage Inc. *                                             57,813
    1,400       Network General Corp. *                                      46,375
    2,600       S3, Incorporated *                                           45,663
    1,400       Shared Medical Systems Corporation                           75,863
    2,000       Structural Dynamics Research Corp. *                         58,500
    1,400       Symbol Technologies, Inc. *                                  55,300
    2,900       Western Digital Corp. *                                      51,656
                                                                          ---------
                                                                            847,864
                                                                          ---------
                ENERGY  6.45%

    1,700       BJ Services Company *                                        49,300
   10,600       Global Marine, Inc. *                                        92,088
    5,400       Nabors Industries, Inc. *                                    60,413
    7,700       Noram Energy Corp.                                           67,856
    1,600       Oneok, Inc.                                                  36,600
    2,100       Pogo Producing Company                                       59,194
    2,200       Quaker State Corporation                                     28,050
    5,300       Rowan Companies, Inc. *                                      51,675
    2,400       Seagull Energy Corporation *                                 53,700
    2,500       Smith International, Inc. *                                  58,906
    1,500       Southwest Gas Corporation                                    26,531
    1,800       Southwestern Energy Company                                  22,725
                                                                          ---------
                                                                            607,038
                                                                          ---------
                FINANCE, INSURANCE & REAL ESTATE  19.79%

    3,200       20th Century Industries *                                    63,600
    1,000       Alex. Brown & Sons Incorporated                              42,063
    1,200       American Bankers Insurance Group, Inc.                       47,025
      700       Astoria Financial Corp. *                                    32,025
      600       Bell Bancorp                                                 21,563
    3,100       California Federal Bank, F.S.B. *                            48,825
    5,200       Catellus Development Corporation *                           30,550
    2,800       City National Corporation                                    39,200
    1,200       Collective Bancorp, Inc.                                     30,600
    1,800       Compass Bancshares Inc.                                      59,063
    2,000       Dauphin Deposit Corporation                                  58,000
    1,600       First American Corp. of Tennessee                            76,000
    1,800       First Commerce Corp. of Louisiana                            57,263
      600       Foremost Corporation of America                              30,600
    1,700       Fourth Financial Corporation                                 69,275
    2,500       Glendale Federal Bank *                                      44,063
      900       Great Financial Corp.                                        21,263
    1,500       Home Financial Corp.                                         23,250
    1,100       Integon Corporation                                          22,619
    1,600       John Alden Financial Corp.                                   33,300
    1,200       Liberty Corporation                                          40,350
    1,800       Life Partners Group, Inc.                                    24,525
    1,100       Life Re Corporation                                          27,569
    1,400       Life USA Holding Inc. *                                      11,200
    1,700       Long Island Bancorp                                          44,944
    2,800       Mid Atlantic Medical Services *                              67,725
    1,100       NAC Re Corp.                                                 39,531
      900       Onbancorp, Inc.                                              30,094
    2,300       Peoples Bank Bridgeport                                      43,988
    1,000       PHH Corporation                                              46,688
    2,200       Premier Bancorp, Inc. *                                      51,288
    7,300       Reliance Group Holdings Inc.                                 63,419
    1,900       Riggs National Corp. *                                       24,581
    3,100       Rollins Truck Leasing Corp.                                  34,100
    2,600       Roosevelt Financial Group                                    50,050
      400       Seafield Capital Corp.                                       13,800
    1,600       Standard Federal Bank                                        63,100
    2,000       Summit Bancorporation                                        62,750
    1,400       T. Rowe Price Associates Inc.                                68,600
    1,800       United Companies Financial Corp.                             47,700
    1,995       Valley National Bancorp                                      49,750
      800       Washington National Corporation                              22,100
    3,900       Western National Corp.                                       62,644
    1,100       Zenith National Insurance Corp.                              23,581
                                                                          ---------
                                                                          1,864,224
                                                                          ---------

15              See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares                            Common Stock                             Value
-----------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO  3.43%

    3,400       Chiquita Brands International, Inc.                       $  46,325
      900       Dreyer's Grand Ice Cream, Inc.                               30,263
    3,900       Flowers Industries, Inc.                                     48,019
    1,200       International Multifoods Corp.                               24,150
    1,400       Interstate Bakeries Corporation                              31,238
    1,300       Michael Foods, Inc.                                          15,275
      500       Midwest Grain Products Inc.                                   7,188
    1,500       Ralcorp Holdings Inc.*                                       36,375
    1,900       Savannah Foods & Industries, Inc.                            21,613
    3,000       Starbucks Corp. *                                            62,813
                                                                          ---------
                                                                            323,259
                                                                          ---------
                HEALTH  8.23%

    2,100       Acuson Corporation *                                         25,725
      900       Advanced Technology Laboratories, Inc. *                     22,163
    2,400       Advanced Tissue Sciences Inc. *                              24,150
    2,100       Amsco International, Inc. *                                  31,238
    1,600       Ballard Medical Products                                     28,400
    2,200       Bergen Brunswig Corporation                                  54,863
    1,234       Block Drug Company Inc.                                      43,034
    3,200       Centocor, Inc. *                                             99,200
      800       Cordis Corporation *                                         80,400
      800       Dentsply International Inc.                                  31,950
      900       Diagnostic Products Corporation                              34,088
    1,800       Haemonetics Corporation *                                    31,838
    1,800       Herbalife International Inc.                                 15,750
    1,200       Integrated Health Services                                   30,000
    4,800       Perrigo Company *                                            57,300
    1,650       Summit Technology, Inc. *                                    55,894
    2,500       Surgical Care Affiliates, Inc.                               84,688
    1,400       Ventritex Inc. *                                             24,588
                                                                          ---------
                                                                            775,269
                                                                          ---------
                MACHINERY & RELATED PRODUCTS  3.18%

    1,700       BW/IP, Inc.                                                  27,625
    1,200       Cincinnati Milacron, Inc.                                    31,425
    1,500       Gerber Scientific, Inc.                                      24,469
    2,300       Giddings & Lewis, Inc.                                       37,663
    1,300       Goulds Pumps Incorporated                                    32,419
    1,600       Kennametal Inc.                                              50,600
      700       Lawson Products, Inc.                                        17,281
      500       Nacco Industries, Inc.                                       27,719
    1,300       Silicon Valley Group Inc. *                                  32,906
      800       Zurn Industries, Inc.                                        17,000
                                                                          ---------
                                                                            299,107
                                                                          ---------
                MINING & METALS  1.03%

    1,600       Donaldson Company, Inc.                                      40,300
    3,400       Hecla Mining Company *                                       23,588
    2,400       Pegasus Gold Inc. *                                          33,150
                                                                          ---------
                                                                             97,038
                                                                          ---------
                PAPER & FOREST PRODUCTS  1.87%

    1,400       Chesapeake Corporation                                       41,038
    3,400       Gaylord Container Corp. *                                    27,838
    1,100       Pentair, Inc.                                                55,000
    1,891       Wausau Paper Mills Company                                   52,003
                                                                          ---------
                                                                            175,879
                                                                          ---------
                PRECISION INSTRUMENTS  1.41%

    2,000       Ametek, Inc.                                                 37,750
    1,200       Beckman Instruments, Inc.                                    42,525
    1,200       Credence Systems Corp. *                                     27,300
      900       Measurex Corporation                                         25,425
                                                                          ---------
                                                                            133,000
                                                                          ---------
                RETAIL  4.10%

    2,100       Bed Bath and Beyond *                                        81,375
      600       Blair Corporation                                            18,938
    2,000       Cato Corporation                                             15,375
    6,600       Charming Shoppes, Inc. *                                     19,183
    1,600       Dress Barn, Inc. *                                           15,600
    1,900       Duty Free International Inc.                                 30,400
    1,600       Eagle Hardware & Garden, Inc. *                              11,800
    1,800       Fred Meyer Inc. *                                            40,613
    5,900       Home Shopping Network, Inc. *                                53,469
    2,000       Intelligent Electronics, Inc.                                12,125
    2,100       Lands' End, Inc. *                                           28,875


                  See accompanying notes to financial statements              16

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares       Common Stock                                                 Value
-----------------------------------------------------------------------------------
                RETAIL - Continued

    1,800       MacFrugal's Bargains-Closeouts, Inc. *                    $  25,088
    1,700       Ross Stores, Inc.                                            32,831
                                                                          ---------
                                                                            385,672
                                                                          ---------

                SERVICES  9.62%

    2,200       Air & Water Technologies Corp. *                             13,613
    1,200       Airborne Freight Corporation                                 32,025
      900       Alaska Air Group, Inc. *                                     14,625
    2,600       Allwaste, Inc. *                                             12,350
    1,800       Arnold Industries, Inc.                                      31,725
    1,200       Banta Corp.                                                  53,250
    2,500       Calgon Carbon Corp.                                          29,844
    1,560       Chris-Craft Industries, Inc. *                               67,275
    1,100       Gibson Greetings, Inc. *                                     17,669
      900       Houghton Mifflin Company                                     38,588
    2,600       Hunt (J. B.) Transport Services, Inc.                        43,875
    1,600       International Dairy Queen, Inc. *                            36,800
    1,500       Luby's Cafeterias, Inc.                                      33,469
    2,200       Morrison Restaurants Inc.                                    30,663
    1,100       New England Business Service, Inc.                           24,338
    2,200       Pittston Services Group                                      69,024
      900       Presstek Inc. *                                              85,163
    1,000       Pulitzer Publishing Co.                                      47,813
    1,200       Sbarro Incorporated                                          25,725
    1,300       Shorewood Packaging Corp. *                                  18,688
    2,000       Sizzler International, Inc.*                                  8,500
    2,000       Standard Register Company                                    40,250
    1,500       TCA Cable TV Incorporated                                    41,719
    1,000       Wallace Computer Services, Inc.                              54,625
    1,500       Western Publishing Group, Inc. *                             11,906
    1,800       Yellow Corporation *                                         22,388
                                                                          ---------
                                                                            905,910
                                                                          ---------

                STEEL & IRON  1.34%

    1,700       AK Steel Holding Corp. *                                     58,086
    1,800       Birmingham Steel Corporation                                 26,888
    1,000       Carpenter Technology Corporation                             41,125
                                                                          ---------
                                                                            126,099
                                                                          ---------

                OTHER INDUSTRIAL CYCLICALS  3.71%

    1,800       ACX Technologies Inc. *                                      27,225
    1,100       Brush Wellman Inc.                                           18,906
    1,000       Carlisle Companies Inc.                                      40,375
    1,200       Cross (A. T.) Company                                        18,150
    2,600       Data General Corporation *                                   35,588
    1,000       Handy and Harman                                             16,563
      600       MAXXAM Inc. *                                                21,150
    2,100       OMI Corporation *                                            13,781
    2,300       Overseas Shipholding Group, Inc.                             43,988
    2,200       Pyxis Corporation *                                          32,313
   11,800       Sunshine Mining Company *                                    15,488
    1,400       Verifone, Inc. *                                             40,075
    1,100       West Company Incorporated                                    25,781
                                                                          ---------
                                                                            349,383
                                                                          ---------

                UTILITIES  6.48%

    1,200       Central Hudson Gas & Electric Corp.                          36,900
      900       CILCORP Inc.                                                 38,250
    1,200       Eastern Utilities Associates                                 28,425
    1,700       IES Industries Inc.                                          44,944
    1,867       International CableTel Inc. *                                45,275
    3,200       LCI International Inc. *                                     65,400
    1,650       MDU Resources Group Inc.                                     33,103
      900       Orange & Rockland Utilities, Inc.                            32,175
    2,600       Public Service Company of New Mexico *                       45,500
    1,800       Sierra Pacific Resources Holding Co.                         42,075
      900       Southern Indiana Gas & Electric Co.                          31,388
    9,900       Tucson Electric Power Company *                              31,556
    2,100       UGI Corporation                                              42,263
      800       U. S. Long Distance Corp. *                                  11,050
    2,500       Vanguard Cellular Systems, Inc. *                            50,313
    1,700       Washington Energy Company                                    31,663
                                                                          ---------
                                                                            610,280
                                                                          ---------

                MISCELLANEOUS  2.12%

    1,700       Argosy Gaming Company *                                      12,750
    1,000       Avid Technology Inc. *                                       19,063
    1,200       Cobra Golf, Inc. *                                           42,900

17              See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Portfolio of Investments - December 31, 1995
--------------------------------------------------------------------------------

   Shares                            Common Stock                             Value
-----------------------------------------------------------------------------------
                MISCELLANEOUS - Continued

    1,100       FoxMeyer Health Corporation *                          $     29,425
    2,100       Grand Casinos Inc. *                                         48,956
    2,400       Handleman Company                                            14,100
    1,300       Kimball International Inc.                                   32,825
                                                                       ------------
                                                                            200,019
                                                                       ------------
                Total Common Stocks  99.20%                               9,342,150
                (cost $8,806,472)

  Contracts
  ---------
                PUT OPTIONS ON THE STANDARD & POOR'S 500
                  STOCK INDEX  0.20%

       75       expiring March 1996 at 570                                   19,219
                (cost $45,263)

                REPURCHASE AGREEMENT 0.83%

                5.3% repurchase agreement dated December 29, 1995
                with Star Bank, N.A., due January 2, 1996
                (repurchase proceeds $78,047),
                collateralized by $85,000
                6% GNMA Pool #8974, maturity May 20, 2022
                (market value $87,072)                                       78,000
                                                                       ------------
                TOTAL INVESTMENTS AND REPURCHASE AGREEMENT  100.23%       9,439,369

                OTHER ASSETS AND LIABILITIES, NET  (0.23%)                  (21,332)
                                                                       ------------
                NET ASSETS  100%                                         $9,418,037
                                                                       ============

                * Denotes a non-income producing security.


================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Assets and Liabilities - December 31, 1995
--------------------------------------------------------------------------------

ASSETS:

Common stocks, at value (original cost $8,806,472)                       $9,342,150
Put options, at value (original cost $45,263)                                19,219
Repurchase agreement                                                         78,000
Dividends receivable                                                         11,511
Cash                                                                            628
Receivable for fund shares sold                                                 340
Other assets                                                                  7,844
                                                                       ------------
                                                                          9,459,692
                                                                       ------------
LIABILITIES:

Dividends payable to shareholders                                            25,112
Payable for fund shares redeemed                                              4,890
Other accrued expenses and liabilities                                       11,653
                                                                       ------------
                                                                             41,655
                                                                       ------------
NET ASSETS                                                               $9,418,037
                                                                       ============
Net assets consist of:

Paid-in capital applicable to 852,098 shares outstanding
  (unlimited number of shares authorized, no par value)                  $8,874,813
Accumulated realized gain, net                                               33,590
Unrealized appreciation, net                                                509,634
                                                                       ------------
                                                                         $9,418,037
                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                     $11.05
                                                                       ============


                See accompanying notes to financial statements                18

================================================================================
GATEWAY SMALL CAP INDEX FUND
Statement of Operations - For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income                                                         $   165,793
Interest income                                                               2,195
                                                                        -----------
                                                                            167,988
                                                                        -----------
EXPENSES:

Investment advisory and management fees                                      85,502
Transfer agent and accounting fees                                           78,000
Reports to shareholders                                                      20,484
Professional fees                                                            16,867
Registration fees                                                            15,501
Custodian fees                                                               12,264
Trustees' fees                                                                6,914
Other expenses                                                                9,373
                                                                        -----------
                                                                            244,905
Fees waived under contract                                                  (85,502)
                                                                        -----------
                                                                            159,403
                                                                        -----------
NET INVESTMENT INCOME                                                         8,585
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on investments:

  Securities                                                                722,507
  Call options expired and closed                                           (97,875)
  Put options expired and closed                                           (126,520)
                                                                        -----------
     Net realized gain on investments                                       498,112
                                                                        -----------
Change in unrealized appreciation (depreciation) of investments:
  Securities                                                              1,352,108
  Call options                                                               24,437
  Put options                                                               (26,044)
                                                                        -----------
     Change in net unrealized appreciation (depreciation)
       of investments                                                     1,350,501
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                          1,848,613
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                       $ 1,857,198
                                                                        ===========



================================================================================
GATEWAY SMALL CAP INDEX FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                                                             1995            1994
                                                       -----------      ------------
FROM OPERATIONS:
Net investment income (loss)                           $     8,585      $    (17,972)
Net realized gain on investments                           498,112            35,208
Change in unrealized appreciation (depreciation)
  of investments                                         1,350,501          (877,071)
                                                       -----------      ------------
Net increase (decrease) in net assets
  resulting from operations                              1,857,198          (859,835)
                                                       -----------      ------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:

From net investment income                                  (8,585)             --

From net realized gain on investments                     (538,981)          (99,797)
                                                       -----------      ------------
Decrease in net assets from dividends and
distributions                                             (547,566)          (99,797)
                                                       -----------      ------------

FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                                1,238,323         6,047,384
Net asset value of shares issued in reinvestment

  of dividends and distributions                           522,299            95,519
Payments for shares redeemed                            (3,309,369)       (8,527,840)
                                                       -----------      ------------
Net decrease in net assets from fund share              (1,548,747)       (2,384,933)
transactions
                                                       -----------      ------------
NET DECREASE IN NET ASSETS                                (239,115)       (3,344,565)

NET ASSETS:

Beginning of period                                      9,657,152        13,001,717
                                                       -----------      ------------
End of period                                          $ 9,418,037      $  9,657,152
                                                       ===========      ============
FUND SHARE TRANSACTIONS:

Shares sold                                                117,773           590,569
Shares issued in reinvestment of dividends
  and distributions                                         47,267             9,919
Less shares redeemed                                      (315,501)         (853,574)
                                                       -----------      ------------
NET DECREASE IN SHARES OUTSTANDING                        (150,461)         (253,086)
                                                       ===========      ============


19              See accompanying notes to financial statements

================================================================================
GATEWAY SMALL CAP INDEX FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                       Period Ended
                                            Year Ended   December 31,  December 31,
                                               1995(4)      1994          1993  (1)
                                              --------   ------------  ------------
Net asset value, beginning of period          $ 9.63      $10.35         $10.00
                                              ------      ------         ------
Net investment income (loss)                    0.03       (0.02)          0.04
Net gains (losses) on securities                2.07       (0.60)          0.61
                                              ------      ------         ------
   Total from investment operations             2.10       (0.62)          0.65
                                              ------      ------         ------
Dividends from net investment income           (0.01)       0.00          (0.04)
Distributions from capital gains               (0.67)      (0.10)         (0.26)
                                              ------      ------         ------
   Total distributions                         (0.68)      (0.10)         (0.30)
                                              ------      ------         ------
Net asset value, end of period                $11.05      $ 9.63         $10.35
                                              ======      ======         ======
TOTAL RETURN                                   21.81%      (5.99%)         6.50%(3)

Net assets, end of period (millions)          $ 9.42      $ 9.66         $13.00

Ratio of net expenses to average net            1.68%       2.00%          1.92%
assets (2)

Ratio of net investment income (loss) to
   average net assets (2)                       0.09%      (0.14%)         0.98%

Portfolio turnover rate                           20%         39%             3%(3)


(1) The Small Cap Index Fund commenced operations on June 16, 1993.

(2) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.08% in 1993 had the Adviser not voluntarily reimbursed expenses. These ratios are annualized in periods less than a year.

(3)  Not annualized.

(4) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund


==============================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of Gateway Mid Cap Index Fund (Mid Cap) and Gateway Small Cap Index Fund (Small Cap), collectively the (Funds), are included in this report. Gateway Index Plus Fund and the Cincinnati Fund are included in separate annual reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Funds' significant accounting policies.

INVESTMENTS VALUATION - The Funds normally value common stocks and option contracts at the mean of the closing bid and asked quotation on each trading day. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies set by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid annually.

FEDERAL INCOME TAXES - The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable income to the shareholders. Based on this policy, the Funds make no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes. Tax regulations require the Funds to assume that open option contracts are closed each year end and include the resulting calculated capital gain or loss in the determination of federal taxable income.

                See accompanying notes to financial statements                20

================================================================================
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS - The Funds require the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Funds enter into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

2.  TRANSACTIONS WITH AFFILIATES

Gateway Investment Advisers, Inc. (GIA) was the investment adviser of the Funds prior to December 15, 1995. On December 15, 1995, the advisory contracts between the Funds and GIA were terminated, and new contracts were entered into with the Adviser. There were no changes in the advisory fee, or the computation thereof, as a result of the new contracts. The Funds pay the Adviser a monthly management fee computed at an annual rate of 0.90% of the first $50 million of the average daily net assets of the respective fund, 0.70% of the next $50 million and 0.60% of all such assets over $100 million.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 2.00% of Small Cap's average daily net assets, or 1.50% of Mid Cap's average daily net assets, the advisory contracts require the Adviser to waive some or all of its advisory fee as necessary to limit each Fund's expenses to the stated level. For 1995, the Adviser has agreed to voluntarily waive some or all of its advisory fee if the Small Cap's expense ratio exceeds 1.50%. Any contractual or voluntary waiver, however, will not exceed the aggregate advisory fee paid by the Fund for the applicable year. As a result, for the year ended December 31, 1995, the Adviser waived advisory fees of $50,766 for Mid Cap and $85,502 for Small Cap. Additionally for 1995, the Adviser has agreed to reimburse other expenses of Mid Cap as necessary to limit Mid Cap's expenses to 2.00%, and accordingly reimbursed $28,245 in expenses.

The Adviser maintains the Funds' accounting records for a monthly fee of $4,000 for each fund. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Funds reimburse the Adviser for the cost to provide these services subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 per fund for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1995, the Adviser controlled, but did not own, 58.1% of Mid Cap's outstanding shares, and 52.0% of Small Cap's outstanding shares.

3.  SECURITIES TRANSACTIONS

For the year ended December 31, 1995, purchases and proceeds from sales of common stocks are as follows:

                                                     MID CAP        SMALL CAP
                                                     -------        ---------
   Purchases of investment securities             $   992,207        $1,909,377
   Proceeds from sales of investment securities     3,329,580         4,159,594

The Funds may write (sell) call options on stocks indices for cash (that is, "the option premium") to enhance earnings on the portfolio securities. However, using these contracts limits the opportunity to participate in appreciation of the underlying portfolio beyond certain upper limits set by the contracts. The Funds may also buy put options on stock indices. The purchase of put options involves the risk of loss of all or part of the cash paid for the put options. The liability recorded upon receipt of written option premiums increases to offset rises and decreases to offset declines in the market value of the hedged portfolio. Similarly, the value of purchased puts increases to offset declines and decreases to offset rises in portfolio value.

4.  UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Unrealized appreciation (depreciation) of common stocks at December 31, 1995, based on the cost of investments, is as follows:

                                                    MID CAP       SMALL CAP
                                                    -------       ---------
    Gross unrealized appreciation                 $1,083,690      $1,758,665
    Gross unrealized depreciation                   (383,681)     (1,222,987)
                                                  ----------      ----------
    Net unrealized appreciation (depreciation)    $  700,009      $  535,678
                                                  ==========      ==========

================================================================================
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Gateway Mid Cap Index Fund and Gateway Small Cap Index Fund of The Gateway Trust:

We have audited the accompanying statements of assets and liabilities of the Gateway Mid Cap Index Fund and Gateway Small Cap Index Fund of THE GATEWAY TRUST (an Ohio business trust), including the portfolios of investments, as of December 31, 1995, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon (see pages 4 to 12 and 14 to 21). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gateway Mid Cap Index Fund and Gateway Small Cap Index Fund of The Gateway Trust as of December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Cincinnati, Ohio                                             Arthur Andersen LLP
January 19, 1996

================================================================================
THE GATEWAY TRUST
--------------------------------------------------------------------------------

                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly S. Gordon
                                  John F. Lebor
                                 Walter G. Sall
                              William H. Schneebeck
                                 Peter W. Thayer

        RESULTS OF SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 11, 1995



On December 11, 1995, a special meeting of shareholders of The Gateway Trust was held to approve new investment advisory contracts for each separate Fund series of the Trust. The investment advisory contracts approved at the meeting were substantially identical with the advisory contracts in place prior to the meeting except for the investment advisor which was changed from Gateway Investment Advisers, Inc. to Gateway Investment Advisers, L.P.

The results of the voting for the new investment advisory contracts were as follows:

FUND                                FOR                AGAINST           ABSTAIN
----                                ---                -------           -------
Gateway Index Plus Fund          6,291,436             119,633           291,668

Gateway Mid Cap Index Fund         355,310               1,184             3,009

Gateway Small Cap Index Fund       596,088               5,054             9,602

The Cincinnati Fund                366,890               1,022             1,568

                                     [LOGO]
                               THE GATEWAY TRUST
                                 P.O. BOX 5211
                           CINCINNATI, OH 45201-5211
                                 (800) 354-6339

MEMBER OF
====================================
100% NO-LOAD(TM) MUTUAL FUND COUNCIL
====================================

--------------------------------------------------------------------------------
                               THE GATEWAY TRUST
--------------------------------------------------------------------------------

                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773





                                CINCINNATI FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1996




         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of the Cincinnati Fund dated May 1, 1996, A copy of the Prospectus may be obtained from the Fund by written or telephone request directed to the Fund at the address or the telephone number shown below.





--------------------------------------------------------------------------------
                                 P. O. BOX 5211
                          CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
  General Information About The Gateway Trust . . . . . . . . . . . . .  3
INVESTMENT PRACTICES AND RESTRICTIONS . . . . . . . . . . . . . . . . .  4
  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . .  4
PERFORMANCE AND RISK INFORMATION  . . . . . . . . . . . . . . . . . . .  7
  Performance Information . . . . . . . . . . . . . . . . . . . . . . .  7
     Total Return Calculations  . . . . . . . . . . . . . . . . . . . .  7
  Risk Information  . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Comparative Indexes  . . . . . . . . . . . . . . . . . . . . . . .  8
     Standard Deviation   . . . . . . . . . . . . . . . . . . . . . . .  8
     Beta   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  Rankings and Comparative Performance Information  . . . . . . . . . .  9
SHAREHOLDER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . .  9
  Open Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  Systematic Withdrawal Plan  . . . . . . . . . . . . . . . . . . . . . 10
  Automatic Investment Plan . . . . . . . . . . . . . . . . . . . . . . 10
  IRAs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  Qualified Pension and Profit Sharing Plans  . . . . . . . . . . . . . 13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . 14
INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . 16
  Gateway Investment Advisers, L.P. . . . . . . . . . . . . . . . . . . 16
  Investment Advisory Contracts . . . . . . . . . . . . . . . . . . . . 16
  Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  Shareholder Servicing, Transfer, Dividend Disbursing and
    Financial Servicing Agent   . . . . . . . . . . . . . . . . . . . . 19
BROKERAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
ADDITIONAL TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . 24
  Federal Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . 24
  State and Local Tax Aspects . . . . . . . . . . . . . . . . . . . . . 24
TRUSTEES AND OFFICERS OF THE TRUST  . . . . . . . . . . . . . . . . . . 25
INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . . 27
PRINCIPAL HOLDERS OF FUND SHARES  . . . . . . . . . . . . . . . . . . . 25
SCHEDULE A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26

                                  Introduction


GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's By-laws.

         At present, there are four series of the Trust:


---------------------------------------------------------------------------------------------------------------
                NAME OF FUND                 DATE ORGANIZED                               FORMER NAMES
---------------------------------------------------------------------------------------------------------------
         Gateway Index Plus Fund                 1977                           Gateway Option Index Fund until
                                                                                March, 1990; Gateway Option
                                                                                Income Fund until February,
                                                                                1988; Gateway Option Income
                                                                                Fund, Inc. until May, 1986
         Gateway Mid Cap Index Fund              July 1992                      Gateway Capital Fund until
                                                                                December, 1993

         Gateway Small Cap Index Fund            April 1993                     None


         Cincinnati Fund                         November 1994                  None
---------------------------------------------------------------------------------------------------------------


         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund is offered in a separate prospectus (the "Cincinnati Prospectus"). The Cincinnati Fund has a separate Statement of Additional Information. The other three funds have a combined Statement of Additional Information.

         Gateway Investment Advisers, L.P. (the "Adviser") acts as the Fund's investment adviser.

                     INVESTMENT PRACTICES AND RESTRICTIONS


GENERAL

         The Fund may hold cash for purposes of liquidity or for temporary defensive purposes. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and, in addition, cash received from the sale of the Fund's shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock.
For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers acceptances, commercial paper or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instrument other than repurchase agreements.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to the Fund that may not be changed without a vote of shareholders of the Fund. Under these policies, the Fund may not:

       1. purchase any security if as a result the Fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

       2. purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

       3. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

       4. make short sales of securities or maintain a short position, (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

               It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

       5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the Fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

               It is the present intention of management that the Fund will not purchase additional portfolio securities at any time when its borrowing exceeds 5% of its total assets. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in the Fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

       6. pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

       7. purchase or retain securities of any company if officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

       8. buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell
               (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

       9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the Federal securities laws.

       10. make investments for the purpose of exercising control or management.

       11. participate on a joint or joint and several basis in any trading account in securities.

       12. purchase any security restricted as to disposition under the Federal securities laws.

       13. invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

       14. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

       15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through re-purchase agreements.

               No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

       16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities and other securities which for purposes of this calculation are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

               All of the funds in the Trust taken as a group also must satisfy this 10% test.

       17.     concentrate the investments of the Fund in a single industry.

       18.     write, purchase or sell puts, calls or combinations thereof.

       19. buy or sell commodities, commodities futures contracts or commodities options contracts.

         The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, the Fund may not invest more than 15% of the Fund's net assets in "illiquid assets." Further, the Trust has specifically undertaken as a condition of state registration to limit the investment in warrants by the Fund to no more than 5% of the Fund's net assets, and to further limit to 2% of the Fund's net assets any investment by the Fund in warrants which are not listed on the New York or American Stock Exchanges. Similarly, the Trust has undertaken to limit the short sales discussed in Paragraph 4 above to the lesser of 2% of the value of securities of any one issuer in which the Fund is short, or 2% of the securities of any class of any issuer.

         Although the practices described in paragraphs 4, 5 and 6, above, could involve more than 5% of a Fund's assets, the Adviser has no current intention of causing the Fund to employ any such practice in the coming year.




                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (NAV) over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

   P (1 + T)(n) = ERV where:   T     =    Average annual total return
                               n     =    Number of years and portion of a year
                               ERV   =    Ending redeemable value (of an
                               initial hypothetical $1,000 investment) at the
                               end of the period
                               P     =    $1,000 (the hypothetical initial
                               investment)

         If a fund has been in existence for less than one, five or ten years, the time period since the date of the initial public offering will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission. In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

RISK INFORMATION

         In evaluating the performance of any investment including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers four different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.

         COMPARATIVE INDEXES

         The performance and risk of the Fund may be compared to the performance and risk of the S&P 500 Index and the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of the Fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the Fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA

         Beta analyzes the market risk of the Fund by showing how responsive the Fund is to the market as defined by an index. Beta is a comparative measure of the Fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets. Beta is the slope of the "least square line" which compares the Fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services, such as Morningstar, Inc., Lipper Analytical Services, Inc. and Value Line Mutual Fund Survey, or by other financial publications with circulations of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services. Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. There is no charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemption, and share balance in the investor's open account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued to an investor.

         Upon opening an account, the investor may elect any of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. The Fund presently bears all expenses of its Open Accounts but reserves the right upon notice to establish a maintenance charge in the future.

SYSTEMATIC WITHDRAWAL PLAN

         If the value of an investor's account is at least $5,000, an investor can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount that ought to be periodically withdrawn by an investor. A sufficient number of shares in the investor's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If an investor establishes an account in the Systematic Withdrawal Plan, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of Fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Plan should not, therefore, be considered a yield on investment. An investor can make arrangements to use the Systematic Withdrawal Plan (or discontinue use of the Plan) by contacting Shareholder Services at
(800)  354-5525.

AUTOMATIC INVESTMENT PLAN

         For established accounts, shares of the Fund may be purchased on a regular monthly or quarterly basis in amounts of $100 or more per purchase. Shareholder Services can arrange to have such funds transferred automatically from an investor's checking account to the Trust for purchase of shares. An investor can make arrangements to use the Automatic Investment Plan (or discontinue use of the Plan) by contacting Shareholder Services at (800) 354-5525.

IRAS


         Investors may purchase shares of the Fund through Individual Retirement Accounts ( "IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a form of IRA which can be adopted by an investor and which is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of such Gateway-sponsored IRAs is Star Bank. Investors can obtain forms to establish IRAs by calling Shareholder Services at (800) 354-5525.



         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. As is briefly discussed below, an investor who has compensation for a taxable year may make contributions within certain limits to his or her own IRA (and, in limited situations, an IRA for his or her spouse). Certain of the investor's contributions to the IRA may be deductible from income in determining his or her federal income tax for the taxable year of the contributions and not taxed until distributed from the IRA. Also, certain amounts received from another IRA may be able to be rolled over or transferred to an IRA and thereby avoid federal income tax on the amounts rolled over or transferred until withdrawn from the new IRA. In addition, certain amounts distributed from a tax-qualified employer plan may be able to be rolled over directly to an IRA and thereby avoid income tax withholding on the amounts rolled over. Further, all earnings generated in the IRA are not taxed until distributed from the IRA.


         To explain in more detail, in general, any investor who has compensation in a taxable year is eligible: (1) to establish and/or make contributions to an IRA for his or her own benefit for such taxable year
(except for the taxable year in which he or she attains the age of 70-1/2 or any later taxable year); and (2) to establish and/or make contributions to an IRA for his or her spouse, provided the spouse either has (or elects to be treated as having) no compensation for the taxable year and provided the spouse has not attained the age of 70-1/2 by the close of such taxable year. Such an investor may contribute for the applicable taxable year up to the lesser of $2,000 ($2,250 for spousal IRAs for both the investor and his or her non-earning spouse, if applicable) or 100% of his or her compensation for the taxable year. If both the investor and his or her spouse have compensation, each may contribute up to such limits to separate IRAs.

         The amount contributed to an IRA under the above rules is deductible from income of the investor in determining federal income tax for the applicable taxable year; except that if the investor (or his or her spouse) is an active participant in an employer-maintained retirement or profit sharing or similar type of plan for such taxable year, the ability to deduct the contribution is phased out if the adjusted gross income, as modified in certain respects for this purpose ("AGI"), of the investor is above a certain amount. Specifically, for such an investor filing a joint return with his or her spouse, the deduction is phased out for AGI between $40,000 and $50,000 (and hence is not available at all when the AGI on the joint return is above $50,000). When such an investor is not married, the deduction is phased out for AGI between $25,000 and $35,000 (and hence is not available when the AGI is above $35,000). For an investor who is married but files a separate tax return, the deduction is phased out for AGI between $0 and $10,000 (and hence is not available when the AGI is above $10,000). In determining whether the investor's spouse's active participant status is taken into consideration and the applicable AGI limits, an investor and his or her spouse who file separate returns for the applicable tax year and live apart at all times during such tax year will not be treated as married for such year.

         Additional contributions can be made to an investor's IRA if contributed by the investor's employer pursuant to a simplified employee pension plan (a "SEP") maintained by the employer. Currently, the maximum amount able to be contributed to an investor's IRA through his or her employer's SEP (and assuming the employer maintains and has maintained no other qualified plans for the investor) is generally 15% of the investor's compensation from that employer (determined without regard to the SEP contributions) or $22,500, whichever is less. Contributions to an investor's IRA under an SEP program generally, if within the above limits, are not included in the investor's income for federal income tax purposes.



         Further, an investor may be able to roll over amounts received from another IRA, or from a tax-qualified profit sharing, stock bonus, pension, or annuity plan of an employer, to an IRA which invests in Gateway fund shares and be able by such method to defer paying taxes on the part of the distribution rolled over until such amounts are withdrawn from the new IRA, provided certain conditions are met.

         An investor may make a direct transfer of assets from one IRA to another by directing the existing IRA custodian or trustee to transfer directly to a new IRA investing in Gateway fund shares the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. The Adviser has forms, available upon request, that an investor can use to make direct IRA transfers.









         A Gateway-sponsored IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway-sponsored IRA. The distribution should be wired to:

                 The Gateway Trust c/o Star Bank, N.A.
                 ABA #042-0000-13
                 Cincinnati, Ohio
                 Name (insert shareholder name)
                 Gateway Account No. (insert shareholder account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert shareholder name)," and delivering that check to Gateway. The check can be delivered in person or mailed to:

                 The Gateway Trust
                 Shareholder Services
                 P. O. Box 5211
                 Cincinnati, Ohio 45201-5211


         An investor can make a sixty-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in an IRA. The deposit must be delivered in person or mailed to Gateway at the above address within sixty days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a sixty-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70-1/2 cannot be rolled over.


         In general, amounts earned in an IRA from any contributions (whether such contributions are deductible, nondeductible, or rollover contributions) are not subject to federal income tax until such amounts are distributed to the owner of the IRA (or, in the case of the owner's death, his or her beneficiary under the IRA), at which time they are taxed as ordinary income. All distributions from an IRA are taxable, except for the part of any distribution deemed a return of prior nondeductible contributions to the IRA. Generally, distributions cannot begin without penalty until the owner reaches age 59-1/2 or is disabled, and must both begin by April 1 of the year following the year he or she attains age 70-1/2 and be paid in accordance with tax rules over the life of the IRA owner or the joint lives of the owner and his or her IRA beneficiary (or the life expectancy of the owner or the joint life and last survivor expectancy of the owner and the IRA beneficiary). In addition, certain excise (or penalty) taxes apply under federal law if contributions exceed applicable limits, if distributions are not made when required, or if the amount distributed in any taxable year exceeds certain high levels. To make a withdrawal from a Gateway-sponsored IRA, an investor should contact Shareholder Services at (800) 354-5525.


         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax advisor if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust to IRAs, SEP-IRAs, retirement, pension or profit-sharing plans, including 401(k) plans.

QUALIFIED PENSION AND PROFIT SHARING PLANS

         Employers with existing retirement, pension or profit sharing plans may purchase shares of the Fund by completing the New Account Application Form which accompanies the Prospectus. The possible use, at no additional charge, of the Systematic Withdrawal Plan provides an optional method for employees to receive retirement benefits on a regular basis.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Basic information concerning the purchase and redemption of shares is set forth under the captions "How To Buy Additional Shares" and "How To Sell Shares" in the Cincinnati Prospectus. Shares of the Fund are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of the Fund is included in the Cincinnati Prospectus under the caption "How Fund Shares Are Priced."

         Certificates for shares of the Fund will not be issued.

         The minimum initial investment is $1,000 and the minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees and by participants in SEP programs. The Trust reserves the right to reject any purchase order of the Fund.

         There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to automatically redeem a shareholder's account(s) under certain circumstances. The shareholder will receive written notice prior to the redemption of the account(s). Generally the Trust will send the shareholder a letter sixty days prior to redeeming the shareholder's account(s).

         The Trust will automatically redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) (taken at current value) falls below $800. The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the sixty-day period. The Trust will not automatically redeem a shareholder's account(s) if market action caused the aggregate value of the account(s) to fall below $800 or if shares of the Fund are not available for purchase at the time the aggregate value of the account(s) falls below $800.

         The Trust also will automatically redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents such as corporate resolutions. The shareholder may prevent such redemption by providing the requested information within the sixty-day period.

         The Trust may institute additional mandatory redemption policies as approved by the Board of Trustees.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund.

         Signature guarantees are required for all redemptions involving more than $10,000 (on the date of receipt by the Servicing Agent of all necessary documents) and for any redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). These requirements are not applicable to redemption in the Trust's IRA or SEP-IRA (see "SHAREHOLDER SERVICES - IRAS"). The signature guarantee requirement may be waived by the Trust in certain instances. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either: (a) on the written request for redemption, (b) on a stock power which should specify the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the Securities and Exchange Commission (the "Commission"), (c) if any emergency exists as defined by the Commission so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable, or (d) for such other periods as the Commission by order may permit for protection of the Trust's shareholders.

         Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities.

         The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.


         Gateway Investment Advisers, L.P. (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex Brown Investments Incorporation ("ABI") is the sole limited partner with a 24% ownership interest. ABI is an affiliate of Alex. Brown & Sons Incorporated, a nationally known investment management firm and registered broker/dealer located in Baltimore, Maryland. As of December 15, 1995 Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, a co-portfolio manager of the funds of the Trust, together owned of record and beneficially 99.85% of the outstanding shares of Gateway Investment Advisers, Inc. and thereby control the Adviser. Mr. Sall is Chairman and a director of Gateway Investment Advisers, Inc. and Mr. Rogers is its President and a director. The third director of GIA is Lucinda S. Mezey who is employed by Brown Asset Management as their Chief Investment Oficer. Brown Asset Management is affiliated with ABI.


INVESTMENT ADVISORY CONTRACTS


         The Trust has retained the Adviser under an investment advisory contract ("Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Fund. The Adviser Contract for the Fund became effective on December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.


         Pursuant to the Fund's advisory contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments, (ii) office space, telephones, and other office equipment, and (iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the Fund, (ii) expenses of printing and distributing all of the Fund prospectuses and related documents to prospective stockholders, and (iii) association membership dues (other than for the Investment Company Institute). The advisory contract further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Fund's advisory contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include fees and expenses of trustees not employed by the Adviser; expenses of printing and distributing all of the Trust's prospectuses to current shareholders of the Trust; expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications; interest expense, taxes, fees and commissions (including brokerage commissions) of every kind; expenses related to repurchases and redemptions of shares; charges and expenses of custodians, transfer agents, dividend disbursing agents and registrars; expenses of valuing shares of each fund; printing and mailing costs other than those expressly assumed by the Adviser; auditing, accounting and legal expenses; expenses incurred in connection with the preparation of reports to shareholders and governmental agencies; expenses of shareholder meetings and proxy solicitations; insurance expenses; and all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto. A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contracts of the funds, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser, the Fund pays the Adviser a management fee computed at an annual rate of 0.50% of the average daily net asset value of the Fund.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions and any "extraordinary expenses" determined as described above) exceed 2.0% of the Fund's average daily net asset value for such year, the advisory contract requires the Adviser to bear all such excess expenses up to the amount of the advisory fees. Each month the investment advisory fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitation, the investment advisory fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate advisory fee paid by the Fund to the Adviser for such year.

         The Fund's advisory contract further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The advisory contract contemplates that the Adviser may act as an investment manager or adviser for others.

         The Fund's advisory contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the advisory contract, and by vote of the shareholders of the Fund.

         The Fund's advisory contract may be terminated, upon sixty-days' written notice (which notice may be waived), at any time without penalty, (i) by the Board of Trustees of the Trust, (ii) by the vote of a majority of the outstanding voting securities of the Fund or (iii) by the Adviser. The advisory contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.


          The Fund's advisory contract provides that it will continue in effect until December 31, 1996, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved, in advance, (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the advisory contract or interested persons of a party to the advisory contract (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The following table shows the management fees earned by the Adviser for providing services to the Cincinnati Fund. It also shows the amount of the fees waived by the Adviser in the years ended December 31, 1995 and 1994.



------------------------------------------------------------
              FEE AND WAIVER               CINCINNATI FUND
------------------------------------------------------------
             1995 Fee Earned                     $23,429
             1995 Fee Waived                     $23,429
             1995 Fee Paid                            00

             1994 Fee Earned                      $2,191
             1994 Fee Waived                       2,191
                                                   -----
             1994 Fee Paid                            00
------------------------------------------------------------


CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.


SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING AND FINANCIAL SERVICING
AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts and depositing the payments for the purchase of Fund's shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the

Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the systematic withdrawal plans, the Servicing Agent will process such systematic withdrawal plan orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Trust's current prospectuses.

         The Fund pays the Servicing Agent a monthly minimum fee of $2,500 for its services. The Fund also reimburses the Servicing Agent for printing, mailing, compliance, and processing expenses associated with providing its services. The processing expenses cannot exceed 0.2% of the Fund's average net assets. In addition, the Fund pays the Adviser a monthly fee of $4,000 for the financial and administrative services it provides as the Servicing Agent.

                                   BROKERAGE

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for the Fund, the Adviser uses its best efforts to obtain the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the most favorable price and execution, the Adviser, in the Fund's best interests, considers all relevant factors, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services have been higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the investment advisory fees. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other of the Adviser's clients may be used by the Adviser for the benefit of the Trust.

         The advisory contract provides that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and (4) services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.


For the years ended December 31, 1995 and 1994, the Fund paid $3534.20 and $4,332, respectively, in brokerage commissions.

Additional Tax Matters

         The tax discussion set forth below and in the Cincinnati Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

         The Fund is treated as a separate association taxable as a corporation.

         The Fund intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its stockholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, two of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company are the "90% Test" and the "30% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options. The 30% Test requires that no more than 30% of a fund's gross income be derived from the sale or other disposition of securities held less than three months. The 30% Test limits a fund's ability to deal with investments held less than three months.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his shares, and are not eligible for the dividends received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his own tax advisor. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.


STATE AND LOCAL TAX ASPECTS


         The laws of the several states and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his own tax advisor as to the status of his shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.


         *Walter Gene Sall, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 51.



         *Peter Whitney Thayer, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; President and Trustee of the Trust; co-manager of the funds; various senior management positions and offices held with the Trust, the Company and the Adviser since 1977. Age 47.



         Stefen F. Brueckner, Community Mutual Insurance Company, 1351 William Howard Taft Road, Cincinnati, Ohio 45206; Trustee of the Trust Since October 1992; Director, President and Chief Operating Officer, Community Mutual Insurance Company (health insurer) since 1991; various senior management positions with Community Mutual Insurance between 1986 and 1991. Prior thereto, various management positions with Community Life Insurance Company, Columbus, Ohio. Director of CMIC Holding Company, Community National Assurance Company and E&E Benefit Plans, Inc. Age 46.



         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, New York 10166; Director of the Company from January 20, 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice-President and Treasurer, JWT Group, Inc. (advertising, public update relations and market research). Age 50.



         Beverly S. Gordon, 1629 Starling Drive, Sarasota, Florida 34231; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 65.



         John F. Lebor, 12233 West End, Lost Tree Village, North Palm Beach, Florida 33408; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986. Director of Carlisle Retailers, Inc. Age 89.



         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, Florida 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 67.

         *Paul R. Stewart, 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150; Treasurer of the Trust since October, 1995; Comptroller of the Adviser since October, 1995; Audit Manager and Senior Manager, Price Waterhouse from September, 1992 to 1995 and from August 1988 to August 1991; accountant for Lexmark International from August 1991 to September 1991. Age 30.

         Donna M. Squeri, 400 TechneCenter Drive, Suite 220 Milford, Ohio 45150; Secretary of the Trust since October, 1995; Secretary and General Counsel of the Adviser since September, 1995; in house counsel of Bartlett & Co., a registered investment advisor, from October, 1984 to September, 1993. Age 36.


         *Messrs. Sall, Thayer, Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Messrs. Sall and Thayer are "interested persons" of the Trust as defined by the Investment Company Act of 1940.



         Messrs. Sall, Thayer, Stewart and Ms. Squeri each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Messrs. Sall and Thayer receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for service during each fiscal quarter, (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended, and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit and Contract Review Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.



         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1995.



                        Aggregate     Pension or Retirement        Estimated Annual
                        Compensation  Benefits Accrued as Part of  Benefits Upon     Total Compensation
 Name of Trustee        From Trust    Fund Expenses                Retirement        from Trust
 ------------------------------------------------------------------------------------------------------
 Stefen F. Brueckner     $6,535.14            $0.00                    $0.00             $6,535.14
 Kenneth A. Drucker      $8,135.14            $0.00                    $0.00             $8,135.14
 Beverly S. Gordon       $6,535.14            $0.00                    $0.00             $6,535.14
 John F. Lebor          $14,535.14            $0.00                    $0.00            $14,535.14
 Walter G. Sall              $0.00            $0.00                    $0.00                 $0.00
 William H. Schneebeck   $8,135.14            $0.00                    $0.00             $8,135.14
 Peter W. Thayer             $0.00            $0.00                    $0.00                 $0.00


            INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS


         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, will serve as independent public accountants of the Trust. Arthur Andersen LLP will perform an annual audit of the funds' financial statements, prepares the funds' tax returns and provides financial, tax and accounting consulting servicess requested. The financial statement and notes thereto of the Fund, together with the reports thereon of Arthur Andersen LPP dated January 19, 1995 are attached to this Statement of Additional Information.

Principal Holders Of Cincinnati Fund Shares


         As of February 1, 1996, the Cincinnati Fund had 457,117 of its shares outstanding, out of an unlimited number of authorized shares. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the approximate amounts of the Cincinnati Fund's outstanding shares indicated below.



         -----------------------------------------------------------------------------------------------
                  NAME AND ADDRESS OF OWNER                  NUMBER OF SHARES           PERCENT OF CLASS
         -----------------------------------------------------------------------------------------------
         First Cinco, a common trust fund of Star Bank             200,000                   43.75%
         P.O. Box 1118
         Cincinnati, Ohio  45201

         R. S. Harrison, Trustee                                    25,550                    5.59%
         440 Mt. Carmel Road
         Cincinnati, Ohio  45244

         Trustees and officers of the Trust as a group              28,228                    6.17%

         Adviser Officers & Directors as a group                     7,324                    1.60%
         -----------------------------------------------------------------------------------------------



As of February 1, 1996, the Adviser held in a fiduciary capacity 80,146 (17.53%)of the outstanding shares of the Cincinnati Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

                                   SCHEDULE A


The beta measurements that may be used in the Cincinnati Prospectus will be calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

The equation for beta (slope) is shown below.

                 n Sigma symbol xy - (Sigma symbol x) (Sigma symbol y) Beta = -----------------------------------------------------
                       n Sigma symbol x(2) - (Sigma symbol x)(2)

Where y = the Fund's monthly total returns in the period x = the benchmark index's monthly total returns in the period

                                   CINCINNATI
                                   ---FUND---
                  P.O. BOX 5211 - CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

                                   CINCINNATI
                                   ---FUND---

                                 ANNUAL REPORT
                                      1995

                                 CINCINNATI FUND

-----------------Portfolio Manager's Report - December 31, 1995----------------


The Cincinnati Fund had an excellent year in 1995, producing a total return of 35.31%. The average annual total return for the Fund since inception is 29.22%. On December 29, 1995, the Fund paid a $0.251 per share income dividend and a $0.038 per share capital gain distribution.

----------------------------------------------------------------
                                   Top Ten Holdings
                               As of December 31, 1995
----------------------------------------------------------------
                Kroger Co.                                 5.47%
                CINergy Corp.                              4.89%
                Procter & Gamble Co.                       4.23%
                Cincinnati Bell Inc.                       4.12%
                Star Banc Corp.                            3.44%
                General Electric Company                   3.43%
                Cincinnati Financial Corp.                 2.73%
                Federated Department Stores, Inc.          2.71%
                Provident Bancorp, Inc.                    2.65%
                AT&T Corporation                           2.53%
----------------------------------------------------------------

 The stock market, as measured by the Standard and Poor's 500 Stock Index, posted the strongest calendar year gain since 1975. Local stocks were equally impressive -- 90% of the stocks included in the Fund posted gains for the year. These gains were not only derived from both large and small capitalization stocks, but from many industry sectors, as well. Listed above are the top ten holdings in the portfolio as of December 31, 1995.

              -------------Largest Sector Weightings-------------

Many names from the finance sector populate the list of the top ten holdings. In fact at 18.45%, the finance sector boasts the largest industry weighting in the portfolio. If interest rates, particularly short-term, continue to decline, the profitability of the banking industry should remain strong. The commercial loan demand in the Cincinnati area remains healthy. Without question, the banking industry in our area is extremely well managed.

Performance data represents past performance and your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

----------------------------------------------------------------
1 CINCINNATI FUND

                                 CINCINNATI FUND

-----------------Portfolio Manager's Report - December 31, 1995-----------------

The strong presence of local utility companies in the top ten list is also reflective of our optimistic view of the Cincinnati area economy. Additionally, the move to overweight this industry group is based upon our desire to become more conservative in a stock market environment which appears to be fully valued. As of December 31, 1995, the utility sector had the second highest weighting in the Fund.

                   -------------Portfolio Changes-------------

The fourth quarter of 1995 was noticeably quiet on the restructuring front after a very active nine months of mergers and acquisitions affected the Cincinnati Fund's portfolio:

         - U. S. Shoe Corporation sold its footwear division to Nine West Group, its Lenscrafters division to Luxottica Group S.P.A. and its women's apparel division to a Luxottica-related Italian firm.

         - Federated Department Stores, Inc. continued its buying spree with the acquisition of Broadway Stores on the West Coast, after the megadeal of acquiring Macy's earlier in the year.

         - American Financial Corp., owned by the Lindner family, was merged into the Lindner-controlled, publicly traded, American Premier Underwriters to form the newly created American Financial Group, Inc.

         - Thriftway Inc., the local supermarket chain run by Richard Lindner, was sold to Winn Dixie Stores, Inc. It will be fascinating to watch Winn Dixie challenge its largest national competitor, Kroger Co., right in its foe's backyard.

         - Other notable transactions included the nonlocal purchases of The Future Now and USA Mobile Communications.

         - A few of our local companies considered selling or merging; Gibson Greetings, Inc. decided to sell only its Cleo gift-wrap division, and Citicasters called off a merger with OmniAmerica Communications in Cleveland.

--------------------------------------------------------------------------------
                                                               CINCINNATI FUND 2

                                 CINCINNATI FUND

-----------------Portfolio Manager's Report - December 31, 1995-----------------

As we head into 1996, the financial news hitting Wall Street appears to be favorable; interest rates are declining, inflation remains in check, and corporate earnings are growing at a more moderate rate. We are concerned, however, that much of this good news has already been discounted into the market. History certainly suggests that 1996 will not match 1995's spectacular gains. This more cautious view of the market, however, does not diminish our long-term optimism for the Cincinnati Fund.

All in all, 1995 was a hectic but highly rewarding year for the Cincinnati Fund. We remain steadfast in our belief that Cincinnati continues to offer its corporate citizens unique opportunities and excellent conditions to perform. We appreciate your support and look forward to many more rewarding years!

/s/ J. Patrick Rogers

J. Patrick Rogers, CFA
President

                  -------------Industry Weightings-------------

Utilities                                                     11.5%
Finance                                                       18.5%
Industrial Cyclicals                                           8.6%
Consumer Durables                                              5.0%
Consumer Staples                                               8.7%
Services                                                      11.2%
Retail                                                        10.8%
Health                                                         5.2%
Technology                                                     8.4%

                          As a Percentage of Net Assets

-------------------------------------------------------------------------------
3 CINCINNATI FUND

                                 CINCINNATI FUND

-----------------Portfolio of Investments - December 31, 1995-----------------

Shares              Common Stocks                                               Value
------              -------------                                               -----
                    UTILITIES  11.54%

2,300               AT&T Corporation                                          $148,781
7,000               Cincinnati Bell Inc.                                       241,938
9,400               CINergy Corp.                                              287,288
                                                                             ---------
                                                                               678,007
                                                                             ---------

                    FINANCE  18.45%

2,500               American Annuity Group, Inc.                                29,688
1,000               American Financial Enterprises, Inc.                        22,375
1,300               American Financial Group, Inc.                              39,813
  600               Banc One Corp.                                              22,650
2,470               Cincinnati Financial Corp.                                 160,550
1,700               Fifth Third Bancorp                                        123,874
  700               First Financial Bancorp                                     24,238
  840               Huntington Bancshares Inc.                                  20,055
1,000               Kentucky Enterprise Bancorp Inc.                            27,875
1,000               Manhattan Life Insurance Co. *                               4,250
3,300               McDonald & Company Investments, Inc.                        59,194
  800               Midland Co.                                                 39,300
2,000               Ohio Casualty Corp.                                         77,000
1,800               PNC Bank Corp.                                              57,713
3,300               Provident Bancorp, Inc.                                    155,513
3,400               Star Banc Corp.                                            202,088
1,000               Suburban Bancorporation, Inc.                               18,125
                                                                             ---------
                                                                             1,084,301
                                                                             ---------
                    INDUSTRIAL CYCLICALS  8.56%

3,500               AK Steel Holding Corp.                                     119,656
  300               Champion International Corp.                                12,581
1,200               Chemed Corporation                                          46,575
4,500               Cincinnati Milacron, Inc.                                  117,844
  300               Corning Inc.                                                 9,581
  600               International Paper Co.                                     22,688
  800               James River Corp. of Virginia                               19,150
5,000               LSI Industries Inc.                                         81,875
  300               Monsanto Company                                            36,750
4,300               Multi-Color Corp. *                                         11,825
6,000               NS Group Inc. *                                             15,375
1,000               Zaring Homes, Inc. *                                         9,125
                                                                             ---------
                                                                               503,025
                                                                             ---------

         See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                               CINCINNATI FUND 4

                                 CINCINNATI FUND

----------------- Portfolio of Investments - December 31, 1995 -----------------

Shares              Common Stocks                                                Value
------              -------------                                                -----
                    CONSUMER DURABLES  5.04%
3,000               Baldwin Piano & Organ Co. *                               $ 37,875
1,800               Cintas Corp.                                                80,550
3,500               Ford Motor Company                                         101,281
1,100               General Motors Corp.                                        57,888
  600               Hasbro, Inc.                                                18,525
                                                                              --------
                                                                               296,119
                                                                              --------
                    CONSUMER STAPLES  8.70%
  400               Avon Products, Inc.                                         30,125
2,500               Chiquita Brands International, Inc.                         34,063
1,800               Heinz (H. J.) Co.                                           59,288
1,800               PepsiCo Inc.                                               100,463
3,000               Procter & Gamble Co.                                       248,625
  300               Sara Lee Corp.                                               9,563
1,500               Super Food Services, Inc.                                   19,688
  300               Sysco Corp.                                                  9,731
                                                                              --------
                                                                               511,546
                                                                              --------
                    SERVICES  11.17%
1,800               Citicasters Inc.                                            42,075
4,350               Comair Holdings, Inc.                                      116,363
  200               CSX Corp.                                                    9,113
1,300               Delta Air Lines, Inc.                                       95,794
4,222               Frisch's Restaurants, Inc.                                  38,266
  200               Gannett Co., Inc.                                           12,288
5,300               Gibson Greetings, Inc. *                                    85,131
2,000               Jacor Communications Inc. *                                 34,000
1,800               McDonald's Corp.                                            80,888
2,300               Scripps (E. W.) Co.                                         90,563
3,000               Skyline Chili Inc. *                                        12,188
  600               Time Warner, Inc.                                           22,650
  800               Wendy's International Inc.                                  17,050
                                                                              --------
                                                                               656,369
                                                                              --------
                    RETAIL  10.79%
5,800               Federated Department Stores, Inc.*                         159,138
8,600               Kroger Co. *                                               321,425
2,200               Mercantile Stores Company, Inc.                            101,613



                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
5  CINCINNATI FUND

                                 CINCINNATI FUND

----------------- Portfolio of Investments - December 31, 1995 -----------------


Shares              Common Stocks                                               Value
------              -------------                                               -----
                    RETAIL - Continued

1,000               Nine West Group, Inc. *                                 $   37,500
  400               Winn Dixie Stores, Inc.                                     14,700
                                                                            ----------
                                                                               634,376
                                                                            ----------
                    HEALTH  5.16%

3,500               Duramed Pharmaceuticals, Inc. *                             52,063
1,300               Johnson & Johnson                                          111,313
4,522               Meridian Diagnostics Inc.                                   50,025
2,000               Omnicare, Inc.                                              89,625
                                                                            ----------
                                                                               303,026
                                                                            ----------
                    TECHNOLOGY  8.41%

4,500               Cincinnati Microwave Inc. *                                 19,969
2,800               General Electric Company                                   201,425
  800               International Business Machines Corp.                       73,200
3,000               International Lottery, Inc. *                               24,938
  300               Litton Industries, Inc. *                                   13,350
3,300               Pomeroy Computer Resources, Inc. *                          44,550
4,000               Structural Dynamics Research Corp. *                       117,000
                                                                            ----------
                                                                               494,432
                                                                            ----------

                    TOTAL COMMON STOCKS  87.82%                              5,161,201
                    (cost $3,908,846)

                    REPURCHASE AGREEMENT  12.08%
                    5.3% repurchase agreement dated December 29, 1995
                    with Star Bank, N.A., due January 2, 1996
                    (repurchase proceeds $710,418),
                    collateralized by $750,000
                    6% GNMA Pool #8974, maturity May 20, 2022
                    (market value $768,281)                                    710,000

                    OTHER ASSETS AND LIABILITIES, NET  0.10%                     5,657
                                                                            ----------
                    NET ASSETS  100%                                        $5,876,858
                                                                            ==========

                    *Denotes a non-income producing security.


                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                               CINCINNATI FUND 6

                                 CINCINNATI FUND

------------Statement of Assets and Liabilities - December 31, 1995------------

ASSETS:
Common stocks, at value (original cost $3,908,846)         $5,161,201
Repurchase agreement                                          710,000
Dividends receivable                                            8,876
Receivable for fund shares sold                                 7,989
Cash                                                               21
Other assets                                                    2,055
                                                           ----------
                                                            5,890,142
                                                           ----------
LIABILITIES:
Dividends payable to shareholders                               2,721
Other accrued expenses and liabilities                         10,563
                                                           ----------
                                                               13,284
                                                           ----------
NET ASSETS                                                 $5,876,858
                                                           ==========
NET ASSETS CONSIST OF:

Paid-in capital applicable to 448,088 shares outstanding
  (unlimited number of shares authorized, no par value)    $4,622,637
Accumulated realized gain, net                                  1,866
Unrealized appreciation, net                                1,252,355
                                                           ----------
                                                           $5,876,858
                                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                           $    13.12
                                                           ==========


                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
7 CINCINNATI FUND

                                 CINCINNATI FUND

--------------------------- Statement of Operations --------------------------
                        For Year Ended December 31, 1995

INVESTMENT INCOME:

Dividend income                                                   $    76,708
Interest income                                                        37,820
                                                                  -----------
                                                                      114,528
                                                                  -----------
EXPENSES:

Transfer agent and accounting fees                                     78,000
Investment advisory and management fees                                23,429
Reports to shareholders                                                13,000
Professional fees                                                      12,927
Custodian fees                                                          8,891
Trustees' fees                                                          6,155
Registration fees                                                       2,423
Other expenses                                                          4,832
                                                                  -----------
                                                                      149,657

Fees waived and expenses reimbursed under contract                    (55,581)
Expenses reimbursed voluntarily                                        (1,139)
                                                                  -----------
                                                                       92,937
                                                                  -----------
NET INVESTMENT INCOME                                                  21,591
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gains                                                     96,868
Change in net unrealized appreciation                               1,284,165
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     1,381,033
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 1,402,624
                                                                  ===========

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                              CINCINNATI FUND  8

                                 CINCINNATI FUND

---------------------- Statement of Changes in Net Assets ----------------------

                                                                                        For the Period from
                                                                   Year Ended           November 7, 1994 to
                                                                December 31, 1995        December 31, 1994
                                                                -----------------       -------------------
FROM OPERATIONS:

Net investment income                                             $    21,591             $    10,003
Net realized gain on investments                                       96,868                    --
Change in unrealized appreciation (depreciation) of investments     1,284,165                 (31,810)
                                                                  -----------             -----------
Net increase (decrease) in net assets resulting from operations     1,402,624                 (21,807)
                                                                  -----------             -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income                                            (31,594)                   --
From net realized gain on investments                                 (95,002)                   --
                                                                  -----------             -----------
Decrease in net assets from dividends and distributions              (126,596)                   --
                                                                  -----------             -----------
FROM FUND SHARE TRANSACTIONS:

Proceeds from shares sold                                           1,642,766               3,247,020
Net asset value of shares issued in reinvestment of
 dividends and distributions                                          123,748                    --
Payments for shares redeemed                                         (390,897)                   --
                                                                  -----------             -----------
Net increase in net assets from fund share transactions             1,375,617               3,247,020
                                                                  -----------             -----------
NET INCREASE IN NET ASSETS                                          2,651,645               3,247,020

NET ASSETS:

Beginning of period                                                 3,225,213                    --
                                                                  -----------             -----------
End of period, including undistributed
 net investment income of $0 and $10,003, respectively            $ 5,876,858             $ 3,225,213
                                                                  ===========             ===========
FUND SHARE TRANSACTIONS:

Shares sold                                                           144,900                 325,527
Shares issued in reinvestment of dividends and distributions            9,432                    --
Less shares redeemed                                                  (31,771)                   --
                                                                  -----------             -----------
NET INCREASE IN SHARES OUTSTANDING                                    122,561                 325,527
                                                                  ===========             ===========

-------------------------------------------------------------------------------
                 See accompanying notes to financial statements

9 CINCINNATI FUND

                                CINCINNATI FUND

------------------------------Financial Highlights------------------------------

                                                                           For the Period from
                                                   Year Ended              November 7, 1994 to
                                             December 31, 1995 (3)          December 31, 1994
                                             ---------------------          -----------------

Net asset value, beginning of period              $    9.91                      $10.00
                                                  ---------                      ------
Net investment income                                  0.04                        0.03
Net gains (losses) on securities                       3.46                       (0.12)
                                                  ---------                      ------
  Total from investment operations                     3.50                       (0.09)
                                                  ---------                      ------
Dividends from net investment income                  (0.07)                       0.00
Distributions from capital gains                      (0.22)                       0.00
                                                  ---------                      ------
  Total distributions                                 (0.29)                       0.00
                                                  ---------                      ------
Net asset value, end of period                    $   13.12                      $ 9.91
                                                  =========                      ======
TOTAL RETURN                                          35.31%                      (0.90%)(2)

Net assets, end of period (millions)              $    5.88                      $ 3.23


Ratio of net expenses to average net assets (1)        1.98%                       1.96%

Ratio of net investment income to average net
 assets   (1)                                          0.46%                       2.24%

Portfolio turnover rate                                9%                             0%(2)

[FN]

(1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.02% in 1995 and 0.04% in 1994 had the Adviser not voluntarily reimbursed expenses. Ratios are annualized in periods less than a year.

(2)   Not annualized.

(3) On December 15, 1995, Gateway Investment Advisers, L.P. became investment adviser of the Fund.


                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 10

                                 CINCINNATI FUND

----------------Notes to Financial Statements - December 31, 1995---------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Gateway Trust (the Trust) is a family of four no-load diversified mutual funds. The financial statements of the Cincinnati Fund (the Fund) are included in this report. The Fund commenced operation on November 7, 1994. Gateway Index Plus Fund, Gateway Mid Cap Index Fund, and Gateway Small Cap Index Fund are included in separate annual reports. The Trust is registered under the Investment Company Act of 1940.

The following is a summary of the Fund's significant accounting policies.

INVESTMENTS VALUATION - The Fund normally values common stocks at the average of the closing bid and asked quotations. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the board of trustees.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued daily. Capital gains and losses are calculated on an identified cost basis. Expenses that cannot be directly associated with a specific Trust fund are allocated under policies set by the board of trustees.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains are recorded on the ex-dividend date and are declared and paid annually.

FEDERAL INCOME TAXES - The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Based on this policy, the Fund makes no provision for income taxes. The cost of investments is the same for financial reporting and tax purposes.

REPURCHASE AGREEMENTS - The Fund requires the custodian to hold sufficient collateral to secure repurchase agreements. To reduce the chance of loss in its repurchase transactions, the Fund enters into repurchase agreements only with banks that have more than $1 billion in assets and are creditworthy in the judgment of Gateway Investment Advisers, L.P. (the Adviser).

--------------------------------------------------------------------------------

11  CINCINNATI FUND

                                 CINCINNATI FUND

-------------- Notes to Financial Statements - December 31, 1995 ---------------

2. TRANSACTIONS WITH AFFILIATES
Gateway Investment Advisers, Inc. (GIA) was the investment adviser of the Fund prior to December 15, 1995. On December 15, 1995, the advisory contract between the Fund and GIA was terminated, and a new contract was entered into with the Adviser. There were no changes in the advisory fee, or the computation thereof, as a result of the new contract. The Fund pays the Adviser a monthly management fee computed at an annual rate of 0.50% of its average daily net assets.

If total expenses for any fiscal year (excluding taxes, interest, brokerage commissions and expenses of an extraordinary nature) exceed 2.00% of average daily net assets, the Adviser has agreed to reduce its fee (and for 1995 reimburse other expenses) as necessary to limit the Fund's expenses to this level. As a result for the year ended December 31, 1995, the Adviser waived its entire management fees of $23,429 and reimbursed $33,291 in other expenses.

The Adviser maintains the Fund's accounting records for a monthly fee of $4,000. The Adviser also provides shareholder servicing, transfer, and dividend disbursing agent services for the Trust. The Fund reimburses the Adviser for the cost to provide these services, subject to a minimum monthly fee of $2,500 and a limitation of 0.20% of average daily net assets.

Each trustee of the Trust who is not affiliated with the Adviser receives an annual retainer of $3,000, a $500 base fee plus $100 per fund for each meeting attended, and $200 per fund ($1,000 for the committee chairman) for each committee meeting attended. The annual retainer and base fee are allocated among the funds based on the number of shareholders in each fund.

At December 31, 1995, the Adviser controlled, but did not own, 17.7% of the outstanding shares of the Fund.

3. SECURITIES TRANSACTIONS
For the year ended December 31, 1995, purchases of investment securities (excluding short-term investments) totaled $1,522,240, and proceeds from sales totaled $367,444.

4. UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
At December 31, 1995, gross unrealized appreciation of common stocks totaled $1,294,481 and gross unrealized depreciation totaled ($42,126), based on the cost of investments.

--------------------------------------------------------------------------------
                                                              CINCINNATI FUND 12

                                 CINCINNATI FUND

------------------- Report of Independent Public Accountants -------------------

To the Shareholders and Board of Trustees of the Cincinnati Fund of The Gateway
Trust:

We have audited the accompanying statement of assets and liabilities of the Cincinnati Fund of THE GATEWAY TRUST (an Ohio business trust), including the portfolio of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cincinnati Fund of The Gateway Trust as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

Cincinnati, Ohio                                             Arthur Andersen LLP
January 19, 1996

--------------------------------------------------------------------------------
13  CINCINNATI FUND

        RESULTS OF SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 11, 1995



On December 11, 1995, a special meeting of shareholders of The Gateway Trust was held to approve new investment advisory contracts for each separate Fund series of the Trust. The investment advisory contracts approved at the meeting were substantially identical with the advisory contracts in place prior to the meeting except for the investment advisor which was changed from Gateway Investment Advisers, Inc. to Gateway Investment Advisers, L.P.

The results of the voting for the new investment advisory contracts were as follows:

FUND                                FOR                AGAINST           ABSTAIN
----                                ---                -------           -------
Gateway Index Plus Fund          6,291,436             119,633           291,668

Gateway Mid Cap Index Fund         355,310               1,184             3,009

Gateway Small Cap Index Fund       596,088               5,054             9,602

The Cincinnati Fund                366,890               1,022             1,568

RISK/REWARD CHART - CINCINNATI FUND

11/7/94 - 12/31/95
------------------

                                                        Risk           Return
                                                        ----           ------
US T-bills (30 day)                                     0.12%           5.29%
Cincinnati Fund                                         5.88%          29.22%
S&P 500 Stock Index                                     7.32%          29.50%


        The above chart shows that, in general, more risk must be taken to earn higher total returns. The chart shows three points. One point shows 30-day U.S. Treasury bills, one point shows the S&P 500 Index, and the third point shows the Cincinnati Fund. The line connecting Treasury bills and the S&P 500 Index shows all the possible outcomes if an investment had been allocated between these two choices in varying positions. When the Cincinnati Fund point appears above the line, it shows that the Fund earned a higher-than-expected return during the period covered by the chart, considering the amount of risk it took to earn that return. If the point appears below the line, it shows the reverse. The succeeding years may be quite different in terms of reward for all three investments shown on the charts. The risk, however, tends to be constant over time.

                                 CINCINNATI FUND

                       Professional Services and Trustees

                               Investment Adviser:
                        Gateway Investment Advisers, L.P.

                             Shareholder Servicing:
                        Gateway Investment Advisers, L.P.

                                    Auditors:
                               Arthur Andersen LLP
                                 Cincinnati, OH

                                   Custodian:
                                 Star Bank, N.A.
                                 Cincinnati, OH

                                    Trustees:
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly S. Gordon
                                  John F. Lebor
                                 Walter G. Sall
                              William H. Schneebeck
                                 Peter W. Thayer



-------------------------------------------------------------------------------
                                                             CINCINNATI FUND 14

                           PART C: OTHER INFORMATION

24.     Financial Statements and Exhibits

        (a)     Financial Statements:

                (1) Financial Highlights for the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund and the Cincinnati Fund are included in Part A.

                (2) The following documents are included in Part B for the Gateway Index Plus Fund:

                           -    Report of Independent Public Accountants
                           -    Portfolios of Investments, December 31, 1995
                           - Statements of Assets and Liabilities, December 31, 1995
                           - Statements of Operations for the Year Ended December 31, 1995
                           -    Statements of Changes in Net Assets
                           -    Financial Highlights
                           -    Notes to Financial Statements, December 31, 1995

                (3) The following documents are included in Part B for the Gateway Mid Cap Index Fund and the Gateway Small Cap Index Fund:

                           -    Report of Independent Public Accountants
                           -    Portfolio of Investments, December 31, 1995
                           - Statement of Assets and Liabilities, December 31, 1995
                           - Statement of Operations for the Year Ended December 31, 1995
                           -    Statements of Changes in Net Assets
                           -    Financial Highlights
                           -    Notes to Financial Statements, December 31, 1995

                (4) The following documents are included in Part B for the Cincinnati Fund:

                           -    Report of Independent Public Accountants
                           -    Portfolio of Investments, December 31, 1995
                           - Statement of Assets and Liabilities, December 31, 1995
                           - Statement of Operations for the Year Ended December 31, 1995
                           -    Statements of Changes in Net Assets
                           -    Financial Highlights
                           -    Notes to Financial Statements, December 31, 1995

        (b)     Exhibits:

                (1)(a) Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 22 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 26, 1993.

                (1)(b) Amendment No. 1 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (1)(c) Amendment No. 2 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 25 (Investment Company Act No. 23) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1994.

                (1)(d) Amendment No. 3 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (1)(e) Amendment No. 4 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (1)(f) Amendment No. 5 to Registrant's Second Amended Agreement and Declaration of Trust is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (2)(a) Registrant's By-Laws are incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 13 (Investment Company Act No. 11) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on April 16, 1986.

                (2)(b) Amendments to Registrant's By-Laws dated April 19, 1994, and October 2, 1993, are incorporated by reference to Exhibits to Registrant's Post-

                         Effective Amendment No. 27 (Investment Company Act No.
                         25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (3)      None.

                (4)      None.

                (5)(a) Investment Advisory Contract between the Gateway Index Plus Fund and Gateway Investment Advisers, L.P. is attached hereto.

                (5)(b) Investment Advisory Contract between the Gateway Mid Cap Index Fund and Gateway Investment Advisers, L.P. is attached hereto.

                (5)(c) Investment Advisory Contract between the Gateway Small Cap Index Fund and Gateway Investment Advisers, L.P. is attached hereto.

                (5)(d) Investment Advisory Contract between the Cincinnati Fund and Gateway Investment Advisers, L.P. is attached hereto.

                (6)      None.

                (7)      None.

                (8)(a) Custodian Contract between Registrant and The First National Bank of Cincinnati, N.A. (now Star Bank) with respect to the Gateway Option Index Fund (now the Gateway Index Plus Fund) is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 13 (Investment Company Act No. 11) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on April 16, 1986.

                (8)(b) Custodian Contract between Registrant and Star Bank with respect to the Gateway Capital Fund (now the Gateway Mid Cap Index Fund) is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 22 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on February 26, 1993.

                (8)(c) Custodian Contract between Registrant and Star Bank with respect to the Gateway Small Cap Index Fund is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (8)(d) Custodian Contract between Registrant and Star Bank with respect to the Gateway Cincinnati Fund is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (9)(a) Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent Contract between Registrant and Gateway Investment Advisers, Inc. with respect to the Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund, effective January 1, 1994, is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 25 (Investment Company Act No. 23) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1994.

                (9)(b) Amendment to Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent Contract with respect to the Cincinnati Fund and dated October 14, 1994, is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 27 (Investment Company Act No. 25) to Registration No. Statement 2-59895 filed with the Securities and Exchange Commission on March 2, 1995.

                (10)(a) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A. which is filed with Registrant's Form 24F-2 for the year ending December 31, 1995 is hereby incorporated by reference.

                (10)(b) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A. which is filed with Registrant's registration of shares pursuant to Rule 24e-2 is filed herewith.

                (11)     Consent of Arthur Andersen LLP is filed herewith.

                (12)     None.

                (13)     None.

                (14)(a) Registrant's Model Individual Retirement Account Plan is incorporated by reference to Exhibits to Registrant's Post-Effective Amendment No. 23 (Investment Company Act No. 20) to Registration Statement No. 2-59895 filed with the Securities and Exchange Commission on June 29, 1993.

                (15)     None.

                (16) Included in Statement of Additional Information filed herewith.

                (17) Financial Data Schedules for each series of the Trust are filed herewith.

                (99)      Powers of Attorney are filed herewith.

ITEM 25.        Persons Controlled by or Under Common Control with Registrant

                None

ITEM 26.        Number of Holders of Securities (as of February 1, 1996)

                  Title of Class                      # of Accounts
                  --------------                      -------------
                  Gateway Index Plus                        8,901
                  Gateway Mid Cap Index                       264
                  Gateway Small Cap Index                     899
                  Cincinnati Fund                             338

ITEM 27.        Indemnification

                The Second Amended Agreement and Declaration of Trust of the Registrant dated as of December 29, 1992 (the "Declaration of Trust"), provides for the indemnification of the trustees, officers, employees and agents of the Registrant. Such indemnification is mandatory to the extent that such trustee, officer, employee or agent is successful on the merits or otherwise in defense of any claim, issue or matter arising out of any action, suit or proceeding. In all other cases, trustees, directors, officers, employees and agents of the Registrant may be indemnified by the Registrant provided that the requirements for such indemnification set forth in the Declaration of Trust are fulfilled. These indemnification provisions, which were amended by vote of the shareholders in October 1990 and became effective on January 30, 1991, generally follow the indemnification provisions authorized by Ohio law for Ohio corporations as of May 1986, but include supplemental provisions designed to comply with requirements of the Investment Company Act of 1940.

                The Registrant will not indemnify any person if such indemnification would be unlawful under the Securities Act of 1933 or the Investment Company Act of 1940.

                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28.        Business and Other Connections of Investment Adviser

                Gateway Investment Advisers, L.P. (the "Adviser") the general partner of which is Gateway Investment Advisers, Inc. (the "GIA") is the investment adviser to the Trust and to other individually managed accounts as well. The limited partner of the Adviser, Alex. Brown Investments Incorporated ("ABII") is a wholly-owned subsidiary of Alex. Brown Incorporated. ABII's primary function is to acquire investment interests in various entities for investment purposes only.

ITEM 29.        Principal Underwriters

                None.

ITEM 30.        Location of Accounts and Records

                Accounts, books and other documents required to be maintained by
                Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Gateway Investment Advisers, L.P., located at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150.

ITEM 31.        Management Services

                None.

ITEM 32.        Undertakings

                The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milford and the State of Ohio on the 29th day of February, 1996.

                                               THE GATEWAY TRUST

                                               By:  /s/ Walter G. Sall
                                                    ------------------------
                                                    Walter G. Sall, Chairman

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Dated:   February 29, 1996              /s/ Walter G. Sall
                                        ----------------------------------------
                                        Walter G. Sall, Chairman and Principal
                                        Financial Officer

Dated:   February 29, 1996              /s/ Paul R. Stewart
                                        ----------------------------------------
                                        Paul R. Stewart, Treasurer and Principal
                                        Accounting Officer

Stefen F. Brueckner, Trustee
Kenneth A. Drucker, Trustee
Beverly S. Gordon, Trustee              By:  /s/ Walter G. Sall
John F. Lebor, Trustee                       -----------------------------------
William H. Schneebeck, Trustee               Walter G. Sall, Attorney in Fact
Walter G. Sall, Trustee, Chairman            Dated:   February 29, 1996
  and Principal Executive Officer
Peter W. Thayer, Trustee and
  President

                Securities Act of 1933 Registration No. 2-59895
           Investment Company Act of 1940 Registration No. 811-02773




                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 29



        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Post-Effective Amendment No. 27

                               THE GATEWAY TRUST


                          ---------------------------


                                    EXHIBITS


                          ---------------------------

                                 EXHIBIT INDEX


EXHIBIT                    DESCRIPTION OF EXHIBIT                    SEQUENTIAL
NUMBER                                                               PAGE NUMBER
5(a-d)               Investment Advisory Contracts

10(b)                Consent of Brown, Cummins & Brown, Co., L.P.A.

11                   Consent of Arthur Andersen LLP

17                   Financial Data Schedules

99                   Powers of Attorney